As filed with the Securities and Exchange Commission on August 28, 2026
Securities Act Registration No. 333-148723
Investment Company Act Registration No. 811-22172

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ___	[ ]
Post-Effective Amendment No. 504	[X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 505	[X]

WORLD FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

Karen Shupe Commonwealth Fund Services, Inc. 8730 Stony Point Parkway, Suite 205 Richmond, VA 23235 (804) 267-7400
(Address and Telephone Number of Principal Executive Offices)

The Corporation Trust Co.
Corporation Trust Center, 1209 Orange St., Wilmington, DE 19801
(Name and Address of Agent for Service)

With Copy to:
John H. Lively
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, KS 66211
It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
X	on August 31, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

August 31, 2026

Applied Finance Dividend Fund
Investor Class Ticker: AFALX
Institutional Class Ticker: AFAZX

Applied Finance Explorer Fund
Investor Class Ticker: AFDVX
Institutional Class Ticker: AFDZX

Applied Finance Select Fund
Investor Class Ticker: AFVLX
Institutional Class Ticker: AFVZX

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

FUND SUMMARY
Applied Finance Dividend Fund

Investment Objective

The investment objective of the Applied Finance Dividend Fund (the “Dividend Fund”) is dividend income and long-term capital appreciation.

Fees and Expenses of the Dividend Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Dividend Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

	Investor Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%
Distribution (12b-1) and Service Fees	0.25%	None
Other Expenses:
Shareholder Services Plan	0.18%	0.03%
Other Expenses(1)	0.51%	0.53%
Total Other Expenses	0.69%	0.56%
Total Annual Fund Operating Expenses	1.84%	1.46%
Less Fee Waivers and/or Expense Reimbursements(2)	(0.64)%	(0.51)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(2)	1.20%	0.95%
(1)Other Expenses do not reflect 0.02% of certain costs of preparing, printing and mailing the Fund’s Proxy Statement and related proxy materials and all other costs incurred in connection with the solicitation of proxies for the Fund’s Shareholders’ Meeting.
(2)Applied Finance Advisors, LLC (the “Adviser”) has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Dividend Fund (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to the Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.95% of the daily net assets of the Dividend Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Dividend Fund within thirty-six months following the date such waiver and/or reimbursement was made, provided that the Dividend Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. This expense limitation agreement may not be terminated prior to September 1, 2027, unless mutually agreed to in writing by the parties.

Example:

The following example is intended to help you compare the cost of investing in the Dividend Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Dividend Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Dividend Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class	1 Year	3 Years	5 Years	10 Years
Investor Class	$122	$516	$936	$2,106
Institutional Class	$97	$412	$749	$1,703

For both share classes, your expenses would be the same as in the table above if you did not redeem your shares at the end of each period.

Portfolio Turnover

The Dividend Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Dividend Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Dividend Fund’s performance. During the most recent fiscal year ended April 30, 2026, the Dividend Fund’s portfolio turnover rate was 13.57% of the average value of its portfolio.

Principal Investment Strategies

To achieve its investment objective, the Dividend Fund will under normal conditions invest at least 80% of its net assets (including the amount of borrowing for investment purposes) in dividend-paying common and preferred stock of companies. Generally, the companies in which the Dividend Fund will invest will have market capitalizations of $3 billion or more, measured at the time of purchase. The Fund invests primarily in the securities of issuers that the Adviser believes to have attractive valuations, potential for long-term growth, sustainable dividends, and other attractive financial characteristics.

The Adviser has developed a detailed, proprietary analytical methodology called the Economic Margin® framework to evaluate a company’s corporate performance and estimate its intrinsic value. The Adviser believes that intrinsic value better explains historical stock returns than other commonly used financial metrics.

The Adviser uses this framework to evaluate a company’s corporate performance across time and against peers, as well as to determine attractive stocks for purchase.

In addition to a firm’s attractiveness from the Economic Margin® perspective, the Adviser will also consider as deemed necessary the use of other financial metrics such as price multiples, financial accounting ratios, price movements, and qualitative information discovered through company presentations and third-party research providers.

The Dividend Fund seeks to diversify its investments across a broad spectrum of economic sectors to reduce portfolio volatility and investment risk without sacrificing potential returns. In selecting securities within a particular economic sector, the Adviser’s goal is to identify companies that it believes have the potential for superior performance within each sector. Although the Dividend Fund invests across a broad spectrum of sectors, it may at times focus its investments in certain sectors.

The Dividend Fund may also invest in small and mid-cap companies, convertible securities, preferred stocks, rights and warrants, and other investment companies, including exchange-traded funds (“ETFs”).

The Adviser will typically sell a company from the Dividend Fund’s portfolio when the company’s stock price exceeds the Adviser’s estimate of the company’s fundamental value and/or there are other companies that the Adviser believes offer greater investment potential.

The Fund may invest on a global basis to take advantage of investment opportunities both within the United States and other countries. The Fund may buy foreign securities directly in their principal markets or indirectly through the use of depository receipts.

Principal Risks

The principal risk of investing in the Dividend Fund is that the value of its investments is subject to market, economic and business risk that may cause the Dividend Fund's net asset value ("NAV") to fluctuate over time. Therefore, the value of your investment in the Dividend Fund could decline and you could lose money. There is no assurance that the Adviser will achieve the Dividend Fund's investment objective. An investment in the Dividend Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Dividend Fund is also subject to the following additional principal risks:

Equity Securities Risk. Since it purchases equity securities, the Dividend Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Dividend Fund’s equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Dividend Fund.

Market Risk. The value of securities in the Dividend Fund’s overall portfolio will fluctuate and, as a result, the Dividend Fund’s share price may decline suddenly or over a sustained period.

Management Risk. The strategies used by the Adviser may fail to produce the intended result.

Large Cap Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Small and Mid-Cap Risk. Investing in the securities of small and mid-cap companies generally involves greater risk than investing in larger, more established companies. Although investing in securities of smaller companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value. The earnings and prospects of smaller companies are generally more volatile than larger companies, and smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make prices fall more in response to selling pressure than is the case with larger companies. Smaller companies may also have limited markets, product lines, or financial resources, and may lack management experience.

Risks of Investment Selection and Asset Allocation. The Dividend Fund's investment success depends on the skill of the Adviser in evaluating, selecting, and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the Dividend Fund may not perform as anticipated.

Risk of Other Equity Securities. Other equity securities in which the Fund may invest include convertible securities, preferred securities, rights and warrants.

Convertible Securities. Convertible securities are subject to the risks and price fluctuations of the underlying stock. They may be subject to the risk that the issuer will not be able to pay interest or dividends when due and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Some convertible preferred stocks have a conversion or call feature that allows the issuer to redeem the stock before the conversion date, which could diminish the potential for capital appreciation on the investment.

Preferred Securities. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall. Preferred stock generally ranks behind debt securities in claims for dividends and assets of the issuer in a liquidation or bankruptcy.

Rights and Warrants. The price of a warrant does not necessarily move parallel to the price of the underlying security and is generally more volatile than that of the underlying security. Rights are similar to warrants, but normally have a shorter duration. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Investment Company Securities Risk. When the Dividend Fund invests in other investment companies, including ETFs, it indirectly bears its proportionate share of fees and expenses paid by the underlying fund, which results in higher Dividend Fund expenses. The Dividend Fund may be affected by losses of underlying funds and the level of risk arising from their investment practices.

ETF Risk. ETFs generally are investment companies whose shares represent an interest in a portfolio of securities. Some ETFs are designed to track various market indexes. Because the Dividend Fund may invest in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its NAV, an active secondary market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact the Dividend Fund’s ability to sell its shares.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.

Foreign Securities Risks. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. The establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Performance Information

The Dividend Fund was reorganized on May 8, 2015 from a series of Unified Series Trust, an Ohio business trust (the “Predecessor Fund”), to a series of the World Funds Trust, a Delaware statutory trust (the “Reorganization”). While the Dividend Fund is substantially similar to the Predecessor Fund and theoretically would have invested in the same portfolio of securities, the Dividend Fund’s performance may be different than the performance of the Predecessor Fund due to, among other things, differences in fees and expenses.

The bar chart below shows changes in the Dividend Fund’s annual returns for the Investor Class shares (previously the Retail Class shares) (the Class with the longest period of annual returns) from year to year. The performance of Institutional Class shares will differ due to differences in expenses.

The table below shows how the Predecessor Fund’s and the Dividend Fund’s average annual returns for the periods indicated compare over time to those of a broad-based securities market index, the Morningstar® US Market IndexSM (TR), and the Morningstar® US Large-Mid Value Market IndexSM (TR), which is the Fund’s secondary index. The table also presents the impact of taxes on the Dividend Fund’s Investor Class shares. Performance for the Investor Class for periods prior to September 15, 2017 reflects the performance of the Retail shares of the Predecessor Fund and Dividend Fund. On September 15, 2017, the Retail shares of the Dividend Fund were reorganized into the Investor Class shares of the Dividend Fund.

This information provides some indication of the risks of investing in the Dividend Fund. Past performance of the Dividend Fund is not necessarily an indication of how it will perform in the future. Updated performance information is available by calling toll-free 800-673-0550.

Investor Class Year-by-Year Annual Returns as of December 31st

During the period shown, the highest quarterly return was 21.55% (quarter ended June 30, 2020) and the lowest quarterly return was -29.32% (quarter ended March 31, 2020).

Year to date return as of June 30, 2026 was 6.95% .

Average Annual Returns for the Periods Ended December 31, 2025

Return Before Taxes	1 Year	5 Years	10 Years	Since Inception(1)
Investor Class shares	10.33%	9.82%	10.66%	8.27%
Institutional Class shares	10.58%	10.09%	10.93%	11.75%
Return After Taxes – Investor Class Shares
Return After-Taxes on Distributions	9.44%	6.36%	7.55%	6.37%
Return After-Taxes on Distributions and Sale of Fund Shares	6.12%	6.79%	7.68%	6.29%
Morningstar® US Market IndexSM (TR) (reflects no deduction for fees, expenses or taxes) (2)	17.35%	13.29%	14.40%	10.91%
Morningstar® US Large-Mid Value Market IndexSM (TR) (reflects no deduction for fees, expenses or taxes)	17.67%	13.01%	11.25%	8.10%
(1)Investor Class shares commenced operations on June 2, 2006 and Institutional Class shares commenced operations on September 1, 2009.
(2)In connection with adopted SEC regulations applicable to the Fund, the Morningstar® US Market IndexSM (TR) is the Fund’s broad-based securities market index. The Fund will continue to show performance for the Morningstar® US Large-Mid Value Market IndexSM (TR), the Fund’s previous broad-based securities market index.

After-tax returns are shown for the Investor Class shares only. After-tax returns for the Institutional Class shares will vary. After-tax returns are calculated using the historical highest marginal individual U.S. federal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Dividend Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”), in which case you will generally be taxed upon withdrawal of monies from the tax-deferred arrangement. The index returns presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if expenses and taxes were deducted, the actual returns of the indices would be lower).

Investment Adviser

Applied Finance Advisors, LLC serves as the investment adviser to the Dividend Fund. The Dividend Fund considers Applied Finance Valuation Large Cap ETF, which is advised by Applied Finance Advisors, LLC, to be part of the “same group of investment companies” under Section 12(d)(1)(G) of the 1940 Act and Rule 12d1-4 under the 1940 Act for the purchase of shares of other investment companies.

Portfolio Managers

Mr. Paul Blinn, Managing Member of the Adviser, and Mr. Rafael Resendes, Managing Member of the Adviser, have served as the Portfolio Managers to the Dividend Fund since June 2006.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the sections of this prospectus entitled “Purchase and Sale of Fund Shares”, “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries”.

FUND SUMMARY
Applied Finance Explorer Fund

Investment Objective

The investment objective of the Applied Finance Explorer Fund (the “Explorer Fund”) is long-term capital appreciation.

Fees and Expenses of the Explorer Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Explorer Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

	Investor Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.14%	1.14%
Distribution (12b-1) and Service Fees	0.25%	None
Other Expenses:
Shareholder Services Plan	0.14%	0.07%
Other Expenses(1)	0.12%	0.12%
Total Other Expenses	0.26%	0.19%
Total Annual Fund Operating Expenses	1.65%	1.33%
Less Fee Waivers and/or Expense Reimbursements(2)	(0.57)%	(0.50)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (2)	1.08%	0.83%
(1)Other Expenses do not reflect 0.01% of certain costs of preparing, printing and mailing the Fund’s Proxy Statement and related proxy materials and all other costs incurred in connection with the solicitation of proxies for the Fund’s Shareholders’ Meeting.
(2)The Adviser has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Explorer Fund (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to the Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.83% of the daily net assets of the Explorer Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Explorer Fund within thirty-six months following the date such waiver and/or reimbursement was made, provided that the Explorer Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. This expense limitation agreement may not be terminated prior to September 1, 2027, unless mutually agreed to in writing by the parties.

Example:

The following example is intended to help you compare the cost of investing in the Explorer Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Explorer Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Explorer Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class	1 Year	3 Years	5 Years	10 Years
Investor Class	$110	$465	$843	$1,907
Institutional Class	$85	$372	$681	$1,558

For both share classes, your expenses would be the same as in the table above if you did not redeem your shares at the end of each period.

Portfolio Turnover

The Explorer Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Explorer Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Explorer Fund Operating Expenses or in the example, affect the Explorer Fund’s performance. During the most recent fiscal year ended April 30, 2026, the Explorer Fund’s portfolio turnover rate was 38.70% of the average value of its portfolio.

Principal Investment Strategies

The Explorer Fund invests primarily in the equity securities of small and middle capitalization companies, which the Fund defines as issuers with market capitalizations of less than $15 billion, measured at the time of purchase.

Equity securities in which the Explorer Fund may invest include common and preferred stocks, rights and warrants, and securities convertible into equity securities.

In choosing investments, the Adviser typically selects equity securities that it believes offer superior return potential and may consider, among other factors, a company’s valuation, projected future earnings, growth potential, recent performance, and business strategy.

The Explorer Fund seeks to diversify its investments across a broad spectrum of economic sectors to reduce portfolio volatility and investment risk without sacrificing potential returns. In selecting securities within a particular sector, the Adviser’s goal is to identify companies that it believes have the potential for superior performance within each sector.

The Explorer Fund may have a high degree of turnover in its investment portfolio, which may increase its costs and adversely affect the Explorer Fund’s performance.

The Explorer Fund may also invest in other investment companies, including ETFs.

The Adviser will typically sell a company from the Explorer Fund’s portfolio when the company’s stock price exceeds the Adviser’s estimate of the company’s fundamental value and/or there are other companies that the Adviser believes offer greater investment potential.

Principal Risks

The principal risk of investing in the Explorer Fund is that the value of its investments is subject to market, economic and business risk that may cause the Explorer Fund’s NAV to fluctuate over time. Therefore, the value of your investment in the Explorer Fund could decline and you could lose money. There is no assurance that the Adviser will achieve the Explorer Fund’s investment objective. An investment in the Explorer Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Explorer Fund is also subject to the following additional principal risks:

Equity Securities Risk. Since it purchases equity securities, the Explorer Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Explorer Fund’s equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Explorer Fund.

Market Risk. The value of securities in the Explorer Fund’s overall portfolio will fluctuate and, as a result, the Explorer Fund’s share price may decline suddenly or over a sustained period.

Management Risk. The strategies used by the Adviser may fail to produce the intended result.

Small and Middle Cap Risk. Investing in the securities of smaller companies generally involves greater risk than investing in larger, more established companies. Although investing in securities of smaller companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value. The earnings and prospects of smaller companies are generally more volatile than larger companies, and smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make prices fall more in response to selling pressure than is the case with larger companies. Smaller companies may also have limited markets, product lines, or financial resources, and may lack management experience.

Risks of Investment Selection and Asset Allocation. The Explorer Fund’s investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser’s conclusions about growth rates or securities values are incorrect, the Explorer Fund may not perform as anticipated.

Risk of Other Equity Securities. Other equity securities in which the Fund may invest include convertible securities, preferred securities, rights and warrants.

Convertible Securities. Convertible securities are subject to the risks and price fluctuations of the underlying stock. They may be subject to the risk that the issuer will not be able to pay interest or dividends when due and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Some convertible preferred stocks have a conversion or call feature that allows the issuer to redeem the stock before the conversion date, which could diminish the potential for capital appreciation on the investment.

Preferred Securities. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall. Preferred stock generally ranks behind debt securities in claims for dividends and assets of the issuer in a liquidation or bankruptcy.

Rights and Warrants. The price of a warrant does not necessarily move parallel to the price of the underlying security and is generally more volatile than that of the underlying security. Rights are similar to warrants, but normally have a shorter duration. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Investment Company Securities Risk. The Explorer Fund may invest in other investment companies, including ETFs. By investing in other investment companies, the Explorer Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses. Also, federal securities laws impose limits on such investments, which may affect the ability of the Explorer Fund to purchase or sell these shares.

ETF Risk. ETFs generally are investment companies whose shares represent an interest in a portfolio of securities. Some ETFs are designed to track various market indexes. Because the Explorer Fund may invest in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its NAV, an active secondary market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact the Explorer Fund’s ability to sell its shares.

Portfolio Turnover Risk. The Explorer Fund may, at times, have a portfolio turnover rate that is higher than other stock funds, which may result in increased brokerage and other expenses or higher current realization of short-term capital gains, which are taxable at ordinary income rates, and a potentially larger current tax liability.

Performance Information

The bar chart below shows changes in the Explorer Fund’s annual returns for the Institutional Class shares (the Class with the longest period of annual returns) from year to year. The performance of Investor Class shares will differ due to differences in expenses.

The table below shows how the Explorer Fund’s average annual returns for the periods indicated compare over time to those of a broad-based securities market index, the Morningstar® US Market IndexSM (TR), and the Morningstar® US Small Cap Market IndexSM (TR), which is the Explorer Fund’s secondary index. The table also presents the impact of taxes on the Explorer Fund’s Institutional Class shares.

This information provides some indication of the risks of investing in the Explorer Fund. Past performance of the Explorer Fund is not necessarily an indication of how it will perform in the future. Updated performance information is available by calling toll-free 800-673-0550.

Institutional Class Year-by-Year Annual Returns as of December 31st

During the period shown, the highest quarterly return was 25.98% (quarter ended June 30, 2020) and the lowest quarterly return was -32.91% (quarter ended March 31, 2020).

Year to date return as of June 30, 2026 was 17.36%.

Average Annual Returns for Periods Ended December 31, 2025

Return Before Taxes	One Year	Five Year	Ten Year	Since Inception(1)
Institutional Class Shares	9.21%	12.75%	12.54%	10.61%
Investor Class Shares	8.94%	12.52%	12.27%	10.52%
Return After Taxes – Institutional Class Shares
Return After-Taxes on Distributions	7.89%	11.96%	11.70%	9.83%
Return After-Taxes on Distributions and Sale of Fund Shares	5.47%	9.84%	10.04%	8.40%
Morningstar® US Market Index SM (TR) (reflects no deduction for fees, expenses or taxes) (2)	17.35%	13.29%	14.40%	13.24%
Morningstar® US Small Cap Market IndexSM (TR) (reflects no deduction for fees, expenses or taxes)	12.20%	7.29%	9.74%	8.15%
(1)Institutional Class shares commenced operations on June 11, 2015 and Investor Class shares commenced operations on June 30, 2015.
(2)In connection with adopted SEC regulations applicable to the Fund, the Morningstar® US Market Index SM (TR) is the Fund’s broad-based securities market index. The Fund will continue to show performance for the Morningstar® US Small Cap Market IndexSM (TR), the Fund’s previous broad-based securities market index.

After-tax returns are shown for the Institutional Class shares only. After-tax returns for the Investor Class shares will vary. After-tax returns are calculated using the historical highest marginal individual U.S. federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Explorer Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, in which case you will generally be taxed upon withdrawal of monies from the tax-deferred arrangement. The index returns presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if expenses and taxes were deducted, the actual returns of the indices would be lower).
Investment Adviser
Applied Finance Advisors, LLC serves as the investment adviser to the Explorer Fund.

Portfolio Managers
Mr. Paul Blinn and Mr. Rafael Resendes have served as the Portfolio Managers to the Explorer Fund since the Explorer Fund’s inception in April 2015.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the sections of this prospectus entitled “Purchase and Sale of Fund Shares”, “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries”.

FUND SUMMARY
Applied Finance Select Fund

Investment Objective

The investment objective of the Applied Finance Select Fund (the “Select Fund”) is long-term capital appreciation.

Fees and Expenses of the Select Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

	Investor Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%
Distribution (12b-1) and Service Fees	0.25%	None
Other Expenses:
Shareholder Services Plan	0.16%	0.08%
Other Expenses	0.12%	0.12%
Total Other Expenses	0.28%	0.20%
Total Annual Fund Operating Expenses	1.43	1.10%
Less Fee Waivers and/or Expense Reimbursements(1)	(0.43)%	(0.35)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(2)	1.00%	0.75%
(1)The Adviser has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Select Fund (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to the Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.75% of the daily net assets of the Select Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Select Fund within thirty-six months following the date such waiver and/or reimbursement was made, provided that the Select Fund can make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. This expense limitation agreement may not be terminated prior to September 1, 2027 unless mutually agreed to in writing by the parties.

Example:

The following example is intended to help you compare the cost of investing in the Select Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Select Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Select Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class	1 Year	3 Years	5 Years	10 Years
Investor Class	$102	$410	$741	$1,676
Institutional Class	$77	$315	$572	$1,309

For both share classes, your expenses would be the same as in the table above if you did not redeem your shares at the end of each period.

Portfolio Turnover

The Select Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Select Fund’s performance. During the most recent fiscal year ended April 30, 2026, the Select Fund’s portfolio turnover rate was 20.13% of the average value of its portfolio.

Principal Investment Strategies

The Select Fund invests primarily in the equity securities of U.S. companies whose market capitalizations are $3 billion or more, measured at the time of purchase.

Equity securities in which the Select Fund may invest include common and preferred stocks, rights and warrants, and securities convertible into equity securities.

The Select Fund may also invest in the securities of other investment companies including ETFs.

In choosing investments, the Adviser employs a proprietary stock selection model that ranks stocks according to fundamental criteria that the Adviser believes are indicative of company strength and superior risk/return profile. These criteria may include intrinsic value, management quality, leverage and free cash flow, earnings quality, return on assets, return on equity and return on capital. The Select Fund will normally invest across a majority of economic sectors, although it may at times focus its investments in certain sectors.

The Select Fund will normally hold between 35 to 65 securities in its portfolio.

The Adviser will typically sell a company from the Select Fund’s portfolio when indicated by the proprietary stock selection model described above or when the Adviser elects to take a temporary defensive position.

From time to time, the Adviser may take temporary defensive positions, which are inconsistent with the Select Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Select Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While the Select Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.

Principal Risks

Risk is inherent in all investing. A summary description of certain principal risks of investing in the Select Fund is mentioned below. Before you decide whether to invest in the Select Fund, carefully consider these risk factors and special considerations associated with investing in the Select Fund, which may cause you to lose part or all your investment in the Select Fund. There can be no assurance that the Select Fund will achieve its investment objective.

Equity Securities Risk. Since the Select Fund invests in equity securities, it is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Select Fund’s equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Select Fund.

Market Risk. The value of securities in the Select Fund’s portfolio will fluctuate and, as a result, the Select Fund’s share price may decline suddenly or over a sustained period. The equity securities purchased by the Select Fund may involve large price swings and potential for loss.

Management Risk. The strategies used by the Adviser may fail to produce the intended result.

Large Cap Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Risks of Investment Selection and Asset Allocation. The Select Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the Select Fund may not perform as anticipated.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.

Risk of Other Equity Securities Other equity securities in which the Fund may invest include convertible securities, preferred securities, rights and warrants.

Convertible Securities. Convertible securities are subject to the risks and price fluctuations of the underlying stock. They may be subject to the risk that the issuer will not be able to pay interest or dividends when due and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Some convertible preferred stocks have a conversion or call feature that allows the issuer to redeem the stock before the conversion date, which could diminish the potential for capital appreciation on the investment.

Preferred Securities. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall. Preferred stock generally ranks behind debt securities in claims for dividends and assets of the issuer in a liquidation or bankruptcy.

Rights and Warrants. The price of a warrant does not necessarily move parallel to the price of the underlying security and is generally more volatile than that of the underlying security. Rights are similar to warrants, but normally have a shorter duration. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Investment Company Securities Risk. When the Select Fund invests in other investment companies, including ETFs, it indirectly bears its proportionate share of fees and expenses of the other investment company, which results in higher Fund expenses. The Select Fund may be affected by losses of the other investment companies and the level of risk arising from their investment practices.

ETF Risk. ETFs generally are investment companies whose shares represent an interest in a portfolio of securities. Some ETFs are designed to track various market indexes. Because the Select Fund may invest in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its NAV, an active secondary market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact the Select Fund’s ability to sell its shares.

Performance Information

The bar chart below shows changes in the Select Fund’s annual returns for the Investor Class shares (the Class with the longest period of annual returns) from year to year. The performance of Institutional Class shares will differ due to differences in expenses.

The table below shows how the Select Fund’s average annual returns for the periods indicated compare over time to those of a broad-based securities market index, the Morningstar® US Market IndexSM (TR), and the Morningstar® US Large-Mid Value Market IndexSM (TR), which is the Select Fund’s secondary index. The table also presents the impact of taxes on the Select Fund’s Investor Class shares.

This information provides some indication of the risks of investing in the Select Fund. Past performance of the Select Fund is not necessarily an indication of how it will perform in the future. Updated performance information is available by calling toll-free 800-673-0550.

Investor Class Year-by-Year Annual Returns as of December 31st

During the period shown, the highest quarterly return was 19.81% (quarter ended June 30, 2020) and the lowest quarterly return was -23.87% (quarter ended March 31, 2020).

Year to date return as of June 30, 2026 was 12.85%.

Average Annual Returns for Periods Ended December 31, 2025

Return Before Taxes	One Year	Five Year	Since Inception(1)
Investor Class Shares	13.10%	10.41%	12.05%
Institutional Class Shares	13.36%	10.67%	12.29%
Return After Taxes – Investor Class Shares
Return After-Taxes on Distributions	11.45%	9.48%	11.26%
Return After-Taxes on Distributions and Sale of Fund Shares	7.76%	7.86%	9.57%
Morningstar® US Market IndexSM (TR) (reflects no deduction for fees, expenses or taxes)(2)	17.35%	13.29%	14.52%
Morningstar® US Large-Mid Value Market IndexSM (TR) (reflects no deduction for fees, expenses or taxes)	17.67%	13.01%	10.39%
(1)Investor Class shares commenced operations on February 1, 2017 and Institutional Class shares commenced operations on February 3, 2017.
(2)In connection with adopted SEC regulations applicable to the Fund, the Morningstar® US Market IndexSM (TR) is the Fund’s broad-based securities market index. The Fund will continue to show performance for the Morningstar® US Large-Mid Value Market IndexSM (TR), the Fund’s previous broad-based securities market index.

After-tax returns are shown for the Investor Class shares only. After-tax returns for the Institutional Class shares will vary. After-tax returns are calculated using the historical highest marginal individual U.S. federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Select Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, in which case you will generally be taxed upon withdrawal of monies from the tax-deferred arrangement. The index returns presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if expenses and taxes were deducted, the actual returns of the indices would be lower).

Investment Adviser
Applied Finance Advisors, LLC serves as the investment adviser to the Select Fund.

Portfolio Managers
Mr. Paul Blinn and Mr. Rafael Resendes have served as the Portfolio Managers to the Select Fund since the Select Fund’s inception in June 2016.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the sections of this prospectus entitled “Purchase and Sale of Fund Shares”, “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries”.

GENERAL SUMMARY INFORMATION

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Funds on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Funds either through a financial adviser or directly from the Funds. The minimum initial purchase or exchange into the Investor shares of each Fund is $1,000. Subsequent investments must be in amounts of $100 or more for Investor Class shares. The minimum initial purchase or exchange into the Institutional shares of each Fund is $10,000. Subsequent investments in Institutional shares must be in amounts of $100 or more. The Funds may waive minimums for purchases or exchanges through employer-sponsored retirement plans.

Tax Information
The Funds intend to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k), IRA or 529 college saving plan, in which case withdrawals from such plans or arrangements generally will be taxed.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS

This prospectus describes the Funds’ principal investment strategies, and the Funds will normally invest in the types of investments described in this prospectus. In addition to the investments described in this prospectus, the Funds also may use other strategies and engage in other investment practices that are not part of their principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds’ Statement of Additional Information (“SAI”) (for information on how to obtain a copy of the SAI, see the back cover of this prospectus). Of course, there is no guarantee that the Funds will achieve their respective investment objective.

The Dividend Fund, the Explorer Fund and the Select Fund may each be referred to generally throughout this document as a “Fund” or collectively, as the “Funds.”

The investment objective of the Dividend Fund, the Explorer Fund and the Select Fund is long-term capital appreciation. Each Fund’s investment objective may be changed by the Board of Trustees without shareholder approval. Shareholders will be given at least 60 days advance notice if a Fund decides to change its investment objective or strategy.

Applied Finance Dividend Fund

The Dividend Fund will, under normal conditions, invest at least 80% of its net assets (including the amount of borrowing for investment purposes) in dividend-paying common and preferred stock of companies. This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to the Fund’s shareholders. Generally, the companies in which the Dividend Fund will invest will have market capitalizations of $3 billion or more, measured at the time of purchase.

The Adviser selects large cap dividend paying equity securities that it believes offer superior return potential considering the following factors:

•A company that has a history of paying dividends;
•Attractive market price relative to intrinsic value;
•Improving trends in a company’s economic performance; and

•A company’s effective pursuit of wealth-creating strategies.

The Adviser considers any firm that has paid a dividend in the last three years as having a history of paying dividends. However, at the time of purchase, a stock must have paid a dividend within the past four quarters. The Adviser uses the information described above to construct groups of stocks it feels are worthy of inclusion in the portfolio. The Adviser then selects stocks to add to the portfolio which it feels provide the best long-term return potential relative to the Adviser’s perceived risks to the portfolio.

The Dividend Fund seeks to diversify its investments across a broad spectrum of economic sectors to reduce portfolio volatility and investment risk without sacrificing potential returns. In selecting securities within a particular economic sector, the Adviser’s goal is to identify companies that it believes have the potential for superior performance within each sector. The Dividend Fund may, to a limited extent, invest in derivatives such as call options to amplify returns and to manage risk.

Equity securities in which the Dividend Fund or underlying funds may invest include common stocks, as well as securities convertible into common stocks, preferred stocks, and other investment companies (including ETFs) that invest primarily in equity securities.

The Dividend Fund typically sells a portfolio company when the company’s stock price exceeds the Adviser’s estimate of the company’s fundamental value and/or there are other companies that the Adviser believes offer greater appreciation potential. When the Adviser deems that change will benefit the Dividend Fund, portfolio turnover will not be a limiting factor.

The Dividend Fund may invest on a global basis to take advantage of investment opportunities both within the United States and other countries. The Dividend Fund may buy foreign securities directly in their principal markets or indirectly through the use of depository receipts.

Applied Finance Explorer Fund
The Explorer Fund invests primarily in the equity securities of small and middle capitalization companies with market capitalizations of less than $5 billion, measured at the time of purchase.

The Adviser selects equity securities that it believes offer superior return potential considering the following factors:

•Attractive market price relative to intrinsic value;
•Improving trends in a company’s economic performance; and
•A company’s effective pursuit of wealth-creating strategies.

The Adviser uses the information described above to construct groups of stocks it feels are worthy of inclusion in the portfolio. The Adviser then selects stocks to add to the portfolio which it feels provide the best long-term return potential relative to the Adviser's perceived risks to the portfolio.

The Explorer Fund seeks to diversify its investments across a broad spectrum of economic sectors to reduce portfolio volatility and investment risk without sacrificing potential returns. In selecting securities within a particular sector, the Adviser’s goal is to identify companies that it believes have the potential for superior performance within each sector.

The Explorer Fund may also invest in other investment companies, including ETFs. ETFs, generally, are investment companies that seek to track the performance of a particular market index. These investment companies invest in securities that are consistent with the Explorer Fund's investment objective and strategies. By investing in other investment companies, the Explorer Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses. Also, federal securities laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares. Securities of other investment companies will be acquired by the Fund within the limits established by the 1940 Act.

The Adviser will typically sell a company from the Explorer Fund’s portfolio when the company’s stock price exceeds the Adviser’s estimate of the company’s fundamental value and/or there are other companies that the Adviser believes offer greater investment potential. When the Adviser deems that change will benefit the Explorer Fund, the portfolio turnover of the Explorer Fund will not be a limiting factor.

Applied Finance Select Fund

The Select Fund invests primarily in the equity securities of U.S. companies whose market capitalizations are $3 billion or more, measured at the time of purchase.

Equity securities in which the Select Fund may invest include common and preferred stocks, rights and warrants, and securities convertible into equity securities.

In choosing investments, the Adviser employs a proprietary stock selection model that ranks stocks according to fundamental criteria that the Adviser believes are indicative of company strength and superior risk/return profile. These criteria may include intrinsic value, management quality, leverage and free cash flow, earnings quality, return on assets, return on equity and return on capital.

The Adviser selects equity securities that it believes offer superior return potential considering the following factors:

•Attractive market price relative to intrinsic value;
•Improving trends in a company’s economic performance; and
•A company’s effective pursuit of wealth-creating strategies.

The Adviser uses the information described above to construct groups of stocks it feels are worthy of inclusion in the portfolio. The Adviser then selects stocks to add to the portfolio which it feels provide the best long-term return potential relative to the Adviser's perceived risks to the portfolio.

The Select Fund will normally invest across a majority of economic sectors.

The Select Fund will normally hold between 35 to 65 securities in its portfolio.

The Adviser will typically sell a company from the Select Fund’s portfolio when indicated by the stock selection model or when the Adviser elects to take a temporary defensive position.

ADDITIONAL INFORMATION ABOUT RISK

The Funds’ principal risks are mentioned below. Before you decide whether to invest in a Fund, carefully consider these risk factors and special considerations associated with investing in a Fund, which may cause you to lose money.

ALL FUNDS

Risk of Equity Securities. Since the Funds purchase equity securities, they are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of a Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in a Fund. Because stock prices tend to fluctuate, the value of your investment in a Fund may increase or decrease.

Market Risk. The Funds are subject to market risk. Market risk is the possibility that, over short or long periods, stock prices will decline. Because stock prices tend to fluctuate, the value of your investment in a Fund may increase or decrease.

Management Risk. The skill and judgment of the Adviser in selecting investments will play a significant role in a Fund’s ability to achieve its objective.

Risks of Investment Selection and Asset Allocation. A Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, a Fund may not perform as anticipated.

Investment Company Securities Risk. When a Fund invests in another investment company such as a mutual fund or exchange-traded fund, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by that investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of these investment companies and the level of risk arising from their investment practices (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by investment companies in which it invests.

ETF Risk. ETFs generally are investment companies whose shares represent an interest in a portfolio of securities. Some ETFs are designed to track various market indexes. Because a Fund may invest in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its NAV, an active secondary market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact the Fund’s ability to sell its shares.

Additionally, an active market may not develop for the ETF’s shares, the ETF may employ a strategy that utilizes high leverage ratios, and trading of an ETF’s shares could be halted under certain circumstances. To the extent that the Fund invests in inverse or leveraged ETFs, the value of the Fund’s investment will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The NAV and market price of leveraged or inverse ETFs are usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. To the extent that the Fund invests in ETFs that invest in commodities, which are real assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver, the Fund will be subject to additional risks. The values of commodity-based ETFs are highly dependent on the prices of the related commodity and the demand and supply of these commodities may fluctuate widely. Commodity ETFs may use derivatives, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).

Risks of Other Equity Securities. Other equity securities in which the Funds may invest include convertible securities, preferred securities, rights and warrants.

Convertible Securities. Convertible securities are securities that are convertible into or exchangeable for common or preferred stock. The values of convertible securities may be affected by changes in interest rates, the creditworthiness of their issuer, and the ability of the issuer to repay principal and to make interest payments. A convertible security tends to perform more like a stock when the underlying stock price is high and more like a debt security when the underlying stock price is low. A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security and generally has less potential for gain or loss than the underlying stock. Most convertible securities are subject to the risks and price fluctuations of the underlying stock. They may be subject to the risk that the issuer will not be able to pay interest or dividends when due and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Some convertible preferred stocks have a conversion or call feature that allows the issuer to redeem the stock before the conversion date, which could diminish the potential for capital appreciation on the investment.

Preferred Securities. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. The market value of preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness, the ability of the issuer to make payments on the preferred stock and changes in interest rates, typically declining in value if interest rates rise. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. Therefore, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Rights and Warrants. The price of a warrant does not necessarily move parallel to the price of the underlying security and is generally more volatile than that of the underlying security. Rights are similar to warrants, but normally have a shorter duration. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Temporary Defensive Positions. From time to time, each Fund may take temporary defensive positions that are inconsistent with their respective principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, a Fund may hold up to 100% of its assets in cash, short-term U.S. government securities, other investment companies including money market funds and exchange-traded funds, investment grade fixed income securities, or repurchase agreements. To the extent consistent with the Fund’s principal strategies as described above, a Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. As a result of engaging in these temporary measures, the Funds may not achieve their respective investment objectives.

ADDITIONAL RISK APPLICABLE TO THE DIVIDEND FUND

Derivative Investment Risk - Options. The Dividend Fund’s use of options may involve other risks than those associated with investing directly in the underlying securities or currencies. Derivatives, such as options, involve risks of improper valuation and ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security. The Dividend Fund will realize a gain or loss upon the expiration or closing of the option contract. The risk in writing (selling) a call option is that the Dividend Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Dividend Fund pays a premium whether or not the option is exercised.

Dividend Payment Risk. The Dividend Fund will normally receive income from dividends that are paid by issuers of the Dividend Fund’s investments. The amount of the dividend payments may vary and depends on performance and decisions of the issuer. Poor performance by the issuer or other factors may cause the issuer to lower or eliminate dividend payments to investors, including the Dividend Fund. Additionally, these types of securities may fall out of favor with investors and underperform the broader market. Depending upon market conditions, dividend-paying securities that meet the Dividend Fund’s investment criteria may not be widely available or may be highly concentrated in only a few market sectors.

Depositary Receipts. The Dividend Fund may invest indirectly in securities through sponsored or unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and other types of depositary receipts (collectively “Depositary Receipts”), to the extent such Depositary Receipts become available. ADRs are typically issued by a U.S. bank or trust company and represent ownership of underlying foreign securities. EDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and represent ownership of underlying securities issued by either a foreign or a United States corporation. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. For purposes of the Fund’s investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities. In addition to the risks of foreign investments applicable to the underlying securities, unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Foreign Securities Risk. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. The establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

ADDITIONAL RISKS APPLICABLE TO THE DIVIDEND AND SELECT FUNDS

Large Cap Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.
ADDITIONAL RISKS APPLICABLE TO THE EXPLORER AND DIVIDEND FUNDS

Small and Middle Cap Risk. Investing in the securities of smaller companies generally involves greater risk than investing in larger, more established companies. Although investing in securities of smaller companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value. The earnings and prospects of smaller companies are more volatile than larger companies, and smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make prices fall more in response to selling pressure than is the case with larger companies. Smaller companies may also have limited markets, product lines, or financial resources, and may lack management experience.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, a Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which a Fund may invest more heavily will vary.

Dividend Payment Risk. The Funds will normally receive income from dividends that are paid by issuers of the Funds’ investments. The amount of the dividend payments may vary and depends on performance and decisions of the issuer. Poor performance by the issuer or other factors may cause the issuer to lower or eliminate dividend payments to investors, including the Funds. Additionally, these types of securities may fall out of favor with investors and underperform the broader market. Depending upon market conditions, dividend-paying securities that meet the Funds’ investment criteria may not be widely available or may be highly concentrated in only a few market sectors.

ADDITIONAL RISKS APPLICABLE TO THE EXPLORER FUND

Portfolio Turnover Risk. The Fund may, at times, have a portfolio turnover rate that is higher than other stock funds. A high rate of portfolio turnover increases brokerage and other expenses, which are borne by the Fund and its shareholders. A high portfolio turnover rate can also result in higher current realization of capital gains and a potentially larger current tax liability.

See also “Additional Information About the Funds’ Investments”, “Investment Techniques” and “Investment Restrictions” discussed in the SAI that is incorporated herein by reference and made a part hereof.

THE FUNDS’ USE OF MORNINGSTAR INDEXES

The Funds are not sponsored, endorsed, sold or promoted by Morningstar, Inc., or any of its affiliated companies (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in equities generally or in the Funds in particular or the ability of the Morningstar Indexes to track general equities performance. The Morningstar Entities’ only relationship to the Adviser is the licensing of certain service marks and service names of Morningstar and of the Morningstar Indexes, which is determined, composed and calculated by the Morningstar Entities without regard to the Adviser or the Funds. The Morningstar Entities have no obligation to take the needs of the Adviser or the shareholders of the Funds into consideration in determining, composing or calculating the Morningstar Indexes. The Morningstar Entities are not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are converted into cash. The Morningstar Entities have no obligation or liability in connection with the administration, marketing or trading of the Funds.
THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDEXES OR ANY DATA INCLUDED THEREIN AND THE MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE MORNINGSTAR ENTITIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, SHAREHOLDERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR INDEXES OR ANY DATA INCLUDED THEREIN. THE MORNINGSTAR ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE MORNINGSTAR ENTITIES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the policies and procedures employed by the Funds with respect to the disclosure of Fund portfolio holdings is available in the Funds’ SAI. Complete holdings (as of the dates of such reports) are available in reports on Form N-PORT and Form N-CSR filed with the Securities and Exchange Commission (the “SEC”).

MANAGEMENT

The Investment Adviser

Applied Finance Advisors, LLC (the “Adviser”), a Delaware limited liability corporation organized in Delaware, is the investment adviser to the Funds. The address of the principal office of the Adviser is 17806 IH 10, Suite 300, San Antonio, Texas 78257. As of June 30, 2026, the Adviser had approximately $2.37 billion in assets under management.

Under the Advisory Agreements the monthly compensation paid to the Adviser is accrued daily at an annual rate of 0.90% of the Dividend Fund’s and Select Fund’s daily net assets and 1.14% of the Explorer Fund’s daily net assets.

The Adviser has contractually agreed to reduce fees and reimburse expenses until September 1, 2026, to keep net operating expenses (exclusive of interest, fees incurred under a plan of distribution pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other extraordinary expenditures not incurred in the ordinary course of business) from exceeding 0.95%, 0.83% and 0.75% of the Dividend, Explorer and Select Funds’ daily net assets, respectively.

Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the respective Fund within thirty-six months following the date such waiver and/or reimbursement was made, provided that the respective Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. During the fiscal year ended April 30, 2026, the Adviser received a management fee (after waiver and reimbursement of Fund expenses) equal to 0.35% from the Dividend Fund, 0.62% from the Explorer Fund, and 0.54% from the Select Fund.

The Adviser, not the Funds, may pay certain financial intermediaries a fee for providing distribution related services and/or for performing certain administrative servicing functions for the Funds’ shareholders to the extent these institutions can do so by applicable statute, rule or regulation. The Funds may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

A discussion regarding the basis for the Board's approval of the Funds’ investment advisory agreements is available in the Funds’ annual report to shareholders dated April 30, 2026.

The Portfolio Managers

Mr. Paul Blinn, portfolio manager, is jointly responsible for the day-to-day management of the Funds’ portfolios, including stock selection, investment monitoring and trading. Mr. Blinn joined the Adviser as a founding member in 2006 and has served as principal of the Adviser since that time. Mr. Blinn has over 25 years of capital market experience. Mr. Blinn’s background includes experience as an Executive Director at UBS, a global financial firm, and its predecessor entities from 1985 to 2000, as a Vice President of a leading option market maker, and a Senior Equity derivatives trader for a hedge fund from 2000 to 2005. Mr. Blinn graduated with honors from The University of Texas at Austin with a BBA in Finance.

Mr. Rafael Resendes, portfolio manager, is jointly responsible for the day-to-day management of the Funds’ portfolios, including stock selection and investment monitoring. Mr. Resendes was a founding member of the Adviser in 2006 and has served as a principal of the Adviser since that time. Mr. Resendes was also a co-founder of The Applied Finance Group, Ltd. in 1995 and he has served as a principal of that entity since that time. Mr. Resendes has over 25 years of capital market experience and has spent the majority of those years in the areas of equity research and valuation. Mr. Resendes was an adjunct professor of finance at DePaul University in Chicago from 1998 to 1999. He graduated Phi Beta Kappa from The University of California, Berkeley with a BS in Finance and received his MBA from the University of Chicago.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of shares of the Funds.

HOW TO BUY SHARES

You may purchase shares of the Funds through financial intermediaries, such as fund supermarkets or through brokers or dealers who are authorized by Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) (the "Distributor"), the Funds’ distributor, to offer shares of the Funds, and through advisers and consultants and other investment professionals (collectively “Financial Intermediaries”). You may request a copy of this prospectus by calling toll-free 800-673-0550. Financial Intermediaries who offer shares of the Funds may require the payment of fees from their individual clients, which may be different from those described in this prospectus. For example, Financial Intermediaries may charge transaction fees or set different minimum investment amounts. They may also have policies and procedures that are different from those contained in this prospectus. Investors should consult their Financial Intermediary regarding its procedures for purchasing and selling shares of the Funds as the policies and procedures may be different.

The price you pay for a share of a Fund is the NAV next determined upon receipt of your purchase request by Commonwealth Fund Services, Inc. (the “Transfer Agent”) or an authorized financial intermediary. A Fund will be deemed to have received your purchase or redemption order when the authorized financial intermediary receives the order. Such financial intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf.

Certain Financial Intermediaries may have agreements with the Funds that allow them to enter confirmed purchase and redemption orders on behalf of clients and customers. Under this arrangement, the Financial Intermediary must send your payment to a Fund by the time the Fund prices its shares on the following business day.

The Funds are not responsible for ensuring that a Financial Intermediary carries out its obligations. You should look to the Financial Intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of a Fund.

Share Class Alternatives. Two different classes of shares are currently offered through this prospectus: Investor Class shares charging a 0.25% 12b-1 fee and Institutional Shares not charging 12b-1 fees.

The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices and minimum investment requirements. When you buy shares be sure to specify the class of shares in which you choose to invest. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial advisor to determine which class best meets your financial objectives.

Minimum Investments. The minimum initial purchase or exchange into the Investor shares of each Fund is $1,000. Subsequent investments must be in amounts of $100 or more for Investor Class shares. The minimum initial purchase or exchange into the Institutional shares of each Fund is $10,000. Subsequent investments in Institutional shares must be in amounts of $100 or more. The Funds may waive minimums for purchases or exchanges through employer-sponsored retirement plans. The Trust may waive the minimum initial investment requirement for purchases made by trustees, officers and employees of the Trust. The Trust may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Trust may also change or waive policies concerning minimum investment amounts at any time. The Funds retain the right to refuse to accept an order.

Small Account Balances. If the value of your account falls below the minimum account balance of $1,000 a Fund may ask you to increase your balance. If the account value is still below the minimum balance after 60 days, a Fund may close your account and send you the proceeds. A Fund will not close your account if it falls below this amount solely as a result of Fund performance. Please check with your Financial Intermediary concerning required minimum account balances. You should note that should a Fund close your account that is not tax deferred, such as a 401(k) plan or IRA, such redemption of Fund shares would be subject to taxation. Please refer to the section entitled “Dividends, Distributions and Taxes” below.

Proper Form. Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received by the Fund.

Customer Identification Program. Federal regulations require that the Trust obtain certain personal information about you when opening a new account. As a result, the Trust must obtain the following information for each person that opens a new account:

Name;
Date of birth (for individuals);
Residential or business street address (although post office boxes are still permitted for mailing); and
Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Trust may restrict your ability to purchase additional shares until your identity is verified. The Trust also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Purchases By Mail. For initial purchases, the account application, which accompanies this prospectus, should be completed, signed and mailed to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, together with your check payable to the respective Fund. Please be sure to specify which class of shares in which you wish to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Purchases by Wire. You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Funds toll-free at 800-673-0550 or the Transfer Agent toll-free at 800-628-4077 to advise the Trust of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Funds’ records. You will not have access to your shares until the Funds’ records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

General. The Trust reserves the right, in its sole discretion, to withdraw all or any part of the offering of shares of a Fund when, in the judgment of the Funds’ management, such withdrawal is in the best interest of the Funds. An order to purchase shares is not binding on, and may be rejected by, the Funds until it has been confirmed in writing by the Funds and payment has been received. The price you pay for a share of the Funds is the NAV next determined upon receipt by the Transfer Agent or financial intermediary.

Other Purchase Information. You may purchase and redeem Fund shares, or exchange shares of a Fund for those of another, by contacting any broker authorized by the Distributor to sell shares of the Funds, by contacting the Funds toll-free at 800-673-0550 or by contacting the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephoning toll-free 800-628-4077. Brokers may charge transaction fees for the purchase or sale of the Funds’ shares, depending on your arrangement with the broker.

HOW TO SELL SHARES

You may redeem your shares of the Funds at any time and in any amount by contacting your Financial Intermediary or by contacting the Fund by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be considered in "proper form." The Transfer Agent will promptly notify you if your redemption request is not in proper form. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.

The Funds’ procedure is to redeem shares at the NAV next determined after the Transfer Agent or authorized financial intermediary receives the redemption request in proper form. Payment of redemption proceeds will be made promptly, as instructed by check, wire or automated clearing house (ACH) but no later than the seventh calendar day following the receipt of the request in proper form. The Funds may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances, you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

The Funds typically expect to meet redemption requests through cash holdings or cash equivalents and anticipates using these types of holdings on a regular basis. The Funds typically expect to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form: (i) for payment by check, the Funds typically expect to mail the check within two business days; and (ii) for payment by wire or ACH, the Funds typically expect to process the payment within two business days. Payment of redemption proceeds may take up to 7 days as permitted under the 1940 Act. Under unusual circumstances as permitted by the SEC, the Funds may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

To the extent cash holdings or cash equivalents are not available to meet redemption requests, the Funds will meet redemption requests by selling portfolio assets. In addition, if a Fund determines that it would be detrimental to the best interest of the Fund’s remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

If you sell your shares through a securities dealer or investment professional, it is such person’s responsibility to transmit the order to the Funds in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until a completed account application for the account is received to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.

Redemption By Mail. To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered, to: the name of the Fund, Attn: Redemptions, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent toll-free at 800-628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

Redemption By Telephone. You may redeem your shares by telephone if you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent toll-free at 800-628-4077. There is no charge to shareholders for redemptions by telephone. If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Redemption By Wire. If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

The Funds will not be responsible for any losses resulting from unauthorized transactions (such as purchases, sales or exchanges) if they follow reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. There is no fee for redemptions by wire.

Redemption in Kind. The Funds typically expect to satisfy requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis, and if the Adviser believes it is in the best interest of a Fund and its shareholders not to sell portfolio assets, a Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian to the extent such arrangements are in place with the custodian.

In addition to paying redemption proceeds in cash, the Funds reserve the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” While the Funds do not intend, under normal circumstances, to redeem shares by payment in kind, it is possible that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of a Fund, either through the distribution of selected individual portfolio securities or a pro-rata distribution of all portfolio securities held by the Fund.

Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the respective Fund’s NAV per share. Shareholders receiving them may incur brokerage costs when these securities are sold and will be subject to market risk until such securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Funds must pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) 1% of a Fund’s net assets at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Funds’ election. The Funds’ methods of satisfying shareholder redemption requests will normally be used during both regular and stressed market conditions.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions. Dividends from net investment income, if any, are declared and paid at least annually by the Funds. The Funds intend to distribute at least annually any net capital gains.

Dividends and distributions will automatically be reinvested in additional shares of the Funds, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and distributions and all shares will be purchased at NAV. Shareholders will be subject to tax on all distributions (including dividends) whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA or 401(k), all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred arrangement, such as an IRA or 401(k), it is not to your advantage to buy shares of the Funds shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Funds’ distribution schedule before you invest.

Taxes. In general, Fund distributions are taxable to you as either ordinary income or capital gain. This is true whether you reinvest your distributions in additional shares of the Funds or receive them in cash. Any long-term capital gain the Funds distribute are taxable to you as long-term capital gain no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gain of the Funds) generally will be taxable to you at ordinary income tax rates. After the close of the taxable year, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Funds, you may have a capital gain or loss. For tax purposes, an exchange of your shares of a Fund for shares of a different Fund of the Trust is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends, in part, on how long you have held your shares and your income for the year.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to applicable U.S. state and local income tax. The one major exception to these tax principles is that distributions on, and sales exchanges and redemptions of, shares held in an IRA, 401(k), or other tax-deferred arrangement generally will not be currently taxable. Non-U.S. investors may be subject to U.S. federal income tax withholding and estate tax. You should consult with your own tax advisor about the U.S. federal, state, local or foreign tax consequences of your investment in the Funds.

By law, the Fund must backup withhold 24% of your taxable distributions and proceeds of a sale of shares if you fail to properly furnish the Fund with a correct taxpayer identification number, you have under-reported dividend or interest income, or you fail to properly certify to the Fund that you are not subject to such backup withholding.

Cost Basis Reporting. Mutual fund companies must report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when shares are sold.

The Funds have chosen average cost as the standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing prices, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method shares will be reported on your Consolidated Form 1099 if you do not select a different tax lot identification method. You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of shares.

The Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes for shares. The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method given your particular situation.

NET ASSET VALUE

Each Fund’s share price, called the NAV per share, is determined on each business day that the NYSE is open for trading, as of the close of business of the regular session of the NYSE (generally 4:00 p.m., Eastern time). NAV per share is computed by adding the total value of the Fund's investments and other assets attributable to the Fund's shares, subtracting any liabilities attributable to the applicable class and then dividing by the total number of the applicable classes' shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of the different classes may vary.

Fund shares are bought or exchanged at the public offering price per share next determined after a request has been received in proper form (as defined below). The public offering price of the Funds’ shares is equal to the NAV plus the applicable front-end sales charge, if any. Shares of the Fund held by you are sold or exchanged at the NAV per share next determined after a request has been received in proper form. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in Proper Form after the Valuation Time, will be processed the next business day.

Proper Form. Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received by the Transfer Agent. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

FAIR VALUE PRICING

The Funds’ securities are valued at current market prices. Investments in securities traded on a principal exchange (U.S. or foreign) are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the average of the bid and ask price on the valuation date. Investments in securities included in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Funds’ Board of Trustees. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by the Valuation Designee (as defined below). Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Funds are aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith by the Funds’ Adviser, under procedures set by the Board. The Board has appointed the Adviser as its designee (the “Valuation Designee”) to be responsible for all fair value determinations for the Funds. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times so long as the Valuation Designee believes that these values reflect fair value at the time the Fund’s NAV is determined.

The Trust has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Funds when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.

When the Trust uses fair value pricing to determine the NAV per share of the Funds, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Valuation Designee and results will be monitored to evaluate accuracy. The Trust's policy is intended to result in a calculation of the Funds’ NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Trust's procedures may not accurately reflect the price that the Funds could obtain for a security if they were to dispose of that security as of the time of pricing.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions ("Frequent Trading") of shares of the Funds may present a number of risks to other shareholders of the Funds. These risks may include, among other things, dilution in the value of shares of the Funds held by long-term shareholders, interference with the efficient management by the Adviser of the Funds’ portfolio holdings, and increased brokerage and administration costs. Due to the potential of an overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Funds could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Funds may face unfavorable impacts as portfolio securities concentrated in certain sectors may be more volatile than investments across broader ranges of industries as sector-specific market or economic developments may make it more difficult to sell a significant amount of shares at favorable prices to meet redemptions. Frequent Trading may also increase portfolio turnover, which may result in increased capital gains taxes for shareholders of the Funds. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Trustees have adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Funds under which the Trust’s Chief Compliance Officer and Transfer Agent will monitor Frequent Trading using various surveillance techniques. Under these policies and procedures, shareholders may not engage in more than four "round-trips" (a purchase and sale or an exchange in and then out of a Fund) within a rolling twelve-month period. Shareholders exceeding four round-trips will be investigated by the Funds and if, as a result of this monitoring, the Funds believe that a shareholder has engaged in frequent trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in Frequent Trading of Fund shares. To minimize harm to the Funds and their shareholders, the Funds reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In the event the foregoing purchase and redemption patterns occur, it shall be the policy of the Trust that the shareholder’s account and any other account with the Funds under the same taxpayer identification number shall be precluded from investing in the Funds (including investment that are part of an exchange transaction) for such time period as the Trust deems appropriate based on the facts and circumstances (including, without limitation, the dollar amount involved and whether the Investor has been precluded from investing in the Funds before); provided that such time period shall be at least 30 calendar days after the last redemption transaction. The above policies shall not apply if the Trust determines that a purchase and redemption pattern is not a Frequent Trading pattern or is the result of inadvertent trading errors.

These policies and procedures will be applied uniformly to all shareholders and, subject to certain permissible exceptions as described above, the Funds will not accommodate abusive Frequent Trading. The policies also apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Funds. Accordingly, the ability of the Funds to monitor and detect Frequent Trading activity through omnibus accounts may be more limited and there is no guarantee that the Funds will be able to identify shareholders who may be engaging in Frequent Trading through omnibus accounts or to curtail such trading. However, the Funds will establish information sharing agreements with intermediaries as required by Rule 22c-2 under the 1940 Act that require sharing of information about you and your account, and otherwise use reasonable efforts to work with intermediaries to identify excessive short-term trading in underlying accounts.

If the Funds identify that excessive short-term trading is taking place in a participant-directed employee benefit plan accounts, the Funds or its Adviser or Transfer Agent will contact the plan administrator, sponsor or trustee to request that action be taken to restrict such activity. However, the ability to do so may be constrained by regulatory restrictions or plan policies. In such circumstances, it is generally not the policy of the Funds to close the account of an entire plan due to the activity of a limited number of participants. However, the Funds will take such actions as deemed appropriate in light of all the facts and circumstances.

The Funds’ policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Funds or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Funds are unable to detect and deter trading abuses, the Funds’ performance, and their long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from Frequent Trading, even when the trading is not for abusive purposes.

GENERAL INFORMATION

Signature Guarantees. To help protect you and the Funds from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be made payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

In the case of redemption by mail, signature guarantees must appear on either: (1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Trust may waive these requirements in certain instances.

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.

Automatic Investment Plan. Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of Fund shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange Privilege. To the extent the Adviser manages other funds in the Trust, you may exchange all or a portion of your shares in a Fund for shares of the same class of certain other funds of the Trust managed by the Adviser having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. You won't pay a deferred sales charge on an exchange; however, when you sell the shares you acquire in an exchange, you will pay a deferred sales charge based on the date you bought the original shares you exchanged. As of the date of this prospectus, the Adviser manages four funds in the Trust.

Frequent purchases and redemptions (“Frequent Trading”) (as discussed above) can adversely impact Fund performance and shareholders. Therefore, the Trust reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Trust also reserves the right to refuse exchange requests by any person or group if, in the Trust's judgment, the Funds would be unable to invest the money effectively in accordance with their investment objectives and policies or would otherwise potentially be adversely affected. The Trust further reserves the right to restrict or refuse an exchange request if the Trust has received or anticipates simultaneous orders affecting significant portions of the Funds’ assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Trust will attempt to give you prior notice when reasonable to do so, the Trust may modify or terminate the Exchange Privilege at any time.

How to Transfer Shares. If you wish to transfer shares to another owner, send a written request to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. Your request should include: (i) the name of the Fund and existing account registration; (ii) signature(s) of the registered owner(s); (iii) the new account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed; (iv) any stock certificates which have been issued for the shares being transferred; (v) signature guarantees (See "Signature Guarantees"); and (vi) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent toll-free at 800-628-4077.

Account Statements and Shareholder Reports. Each time you purchase, redeem or transfer shares of the Funds, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

Shareholder Communications. The Funds may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Funds send these documents to each shareholder individually by calling the Funds, toll-free, at 800- 673-0550.

General. The Funds will not be responsible for any losses from unauthorized transactions (such as purchases, sales or exchanges) if they follow reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

DISTRIBUTION ARRANGEMENTS

The Funds are offered through financial supermarkets, advisers and consultants, financial planners, brokers, dealers and other investment professionals. Financial Intermediaries who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Rule 12b‐1 Fees. Each of the Funds has adopted a Distribution Plan with respect to Investor Class shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to each of the Distribution Plans, the Funds may finance certain activities or expenses that are primarily intended to result in the sale of each Fund’s shares (this compensation is commonly referred to as "12b-1 fees"). The Distribution Plans provide that the Funds will pay the annual rate of up to 0.25% of the daily net assets of each Fund’s Investor Class shares for activities primarily intended to result in the sale of those shares and for related shareholder servicing. These activities include reimbursement to entities for providing distribution and shareholder servicing with respect to each Fund’s shares. Because the 12b-1 fees are paid out of the Funds’ assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges. The Institutional Class shares are sold without the imposition of 12b-1 fees.

Shareholder Services Plan. Each of the Funds have adopted a shareholder services plan with respect to its Investor and Institutional Class shares. Under a shareholder services plan, each of the Funds may pay an authorized firm up to 0.25%

on an annualized basis of daily net assets attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, including, but not limited to: (i) arranging for bank wires; (ii) responding to inquiries from shareholders concerning their investment in the Funds; (iii) assisting shareholders in changing dividend options, account designations and addresses; (iv) providing information periodically to shareholders showing their position in shares; (v) forwarding shareholder communications from the Funds, such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices, to shareholders; (vi) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or their service providers; (vii) providing sub-accounting with respect to shares beneficially owned by shareholders; and (viii) processing dividend payments from the Funds on behalf of shareholders.

Because the Funds have adopted the shareholder services plan to compensate authorized firms for providing the types of services described above, the Funds believe the shareholder services plan is not covered by Rule 12b-1 under the 1940 Act, which relates to payment of distribution fees. The Funds, however, follow the procedural requirements of Rule 12b-1 in connection with the implementation and administration of each shareholder services plan.

An authorized firm generally represents in a service agreement used in connection with the shareholder services plan that all compensation payable to the authorized firm from its customers in connection with the investment of their assets in the Funds will be disclosed by the authorized firm to its customers. It also generally provides that all such compensation will be authorized by the authorized firm’s customers.

The Funds do not monitor the actual services being performed by an authorized firm under the plan and related service agreement. The Funds also do not monitor the reasonableness of the total compensation that an authorized firm may receive, including any service fee that an authorized firm may receive from the Funds and any compensation the authorized firm may receive directly from its clients.

Shareholder Servicing. Certain Financial Intermediaries that maintain "street name" or omnibus accounts with the Funds provide sub-accounting, recordkeeping and/or administrative services to the Funds and are compensated for such services by the Funds. These service fees may be paid in addition to the fees paid under the 12b-1 Plan. For more information, please refer to the SAI.

Broker dealers may charge commissions on “clean shares” that are separate and apart from commissions which would normally be charged by a Fund, and the Funds may also waive 12b-1 fees for eligible accounts that invest in “clean shares”.

FINANCIAL HIGHLIGHTS

Applied Finance Dividend Fund

The financial highlights table is intended to help you understand the Dividend Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional or Investor shares of the Dividend Fund (assuming reinvestment of all dividends and distributions).

The financial highlights for the periods presented have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, whose unqualified report thereon, along with the Dividend Fund's Form N-CSR and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the annual and semi-annual reports. The Fund’s Form N-CSR and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

APPLIED FINANCE DIVIDEND FUND
Financial Highlights	Selected Per Share Data Throughout Each Year

			Institutional Class Shares
			Years Ended April 30,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$11.02	$10.97	$9.93	$11.50	$16.79

Investment activities
Net investment income (loss) (1)	0.27	0.25	0.25	0.24	0.19
Net realized and unrealized gain (loss) on investments	1.97	0.32	1.09	(0.26)	0.36
Total from investment activities	2.24	0.57	1.34	(0.02)	0.55
Distributions
Net investment income	(0.27)	(0.26)	(0.30)	(0.25)	(0.08)
Net realized gain	—	(0.26)	—	(1.30)	(5.76)
Total distributions	(0.27)	(0.52)	(0.30)	(1.55)	(5.84)
Paid-in capital from redemption fees(3)	—	—	—	—⁽²⁾	—⁽²⁾
Net asset value, end of year	$12.99	$11.02	$10.97	$9.93	$11.50
Total Return	20.47%	4.99%	13.61%	0.15%	2.05%
Ratios//Supplemental Data
Ratios to average net assets
Expenses, gross	1.48%(4)	1.61%(4)	1.61%	1.64%(4)	1.41%
Expenses , net of management fee waivers and reimbursements	0.97%(5)	0.97%(5)	0.95%	1.01%(5)	0.95%
Net investment income (loss)	2.23%	2.16%	2.46%	2.29%	1.34%
Portfolio turnover rate	13.57%	12.78%	7.36%	14.85%	81.95%
Net assets, end of year (000's)	$22,367	$17,631	$18,400	$18,319	$24,173

(1) Per share amounts calculated using the average number of shares outstanding throughout each year.
(2) Less than $0.005 per share.
(3) Redemption fees were eliminated effective January 12, 2023.
(4) Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been: 1.46% for the year ended April 30, 2026; 1.59% for the year ended April 30, 2025; and 1.58% for the year ended April 30, 2023.
(5) Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been: 0.95% for the year April 30, 2026; 0.95% for the year ended April 30, 2025; and 0.95% for the year ended April 30, 2023.

APPLIED FINANCE DIVIDEND FUND
Financial Highlights	Selected Per Share Data Throughout Each Year

			Investor Class Shares
			Years Ended April 30,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$10.82	$10.80	$9.79	$11.31	$16.61

Investment activities
Net investment income (loss) (1)	0.24	0.22	0.23	0.21	0.16
Net realized and unrealized gain (loss) on investments	1.94	0.31	1.06	(0.25)	0.35
Total from investment activities	2.18	0.53	1.29	(0.04)	0.51
Distributions
Net investment income	(0.25)	(0.25)	(0.28)	(0.18)	(0.05)
Net realized gain	—	(0.26)	—	(1.30)	(5.76)
Total distributions	(0.25)	(0.51)	(0.28)	(1.48)	(5.81)
Paid-in capital from redemption fees(3)	—	—	—	—⁽²⁾	—⁽²⁾
Net asset value, end of year	$12.75	$10.82	$10.80	$9.79	$11.31
Total Return	20.20%	4.71%	13.29%	(0.03%)	1.80%
Ratios//Supplemental Data
Ratios to average net assets
Expenses, gross	1.86%(4)	2.00%(4)	2.03%	2.03%(4)	1.80%
Expenses , net of management fee waivers and reimbursements	1.22%(5)	1.22%(5)	1.20%	1.27%(5)	1.20%
Net investment income (loss)	1.99%	1.91%	2.21%	2.01%	1.13%
Portfolio turnover rate	13.57%	12.78%	7.36%	14.85%	81.95%
Net assets, end of year (000's)	$8,234	$7,611	$8,979	$8,957	$9,948

(1) Per share amounts calculated using the average number of shares outstanding throughout each year.
(2) Less than $0.005 per share.
(3) Redemption fees were eliminated effective January 12, 2023.
(4) Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been: 1.84% for the year ended April 30, 2026; 1.98% for the year ended April 30, 2025; and 1.96% for the year ended April 30, 2023.
(5) Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been: 1.20% for the year ended April 30, 2026, 1.20% for the year ended April 30, 2025; and 1.20% for the year ended April 30, 2023.

Applied Finance Explorer Fund

The financial highlights table is intended to help you understand the Explorer Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional or Investor shares of the Explorer Fund (assuming reinvestment of all dividends and distributions).

The financial highlights for the periods presented have been audited by Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm, whose unqualified report thereon, along with the Explorer Fund’s Form N-CSR and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the annual and semi-annual reports. The Fund’s Form N-CSR and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

APPLIED FINANCE EXPLORER FUND
Financial Highlights	Selected Per Share Data Throughout Each Year

			Institutional Class Shares
			Years Ended April 30,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$20.18	$20.51	$16.89	$17.93	$17.31

Investment activities
Net investment income (loss) (1)	0.24	0.25	0.26	0.20	0.08
Net realized and unrealized gain (loss) on investments	5.84	(0.04)	3.55	(0.92)	0.70
Total from investment activities	6.08	0.21	3.81	(0.72)	0.78
Distributions
Net investment income	(0.17)	(0.24)	(0.19)	(0.13)	(0.04)
Net realized gain	(0.56)	(0.30)	—	(0.19)	(0.12)
Total distributions	(0.73)	(0.54)	(0.19)	(0.32)	(0.16)
Paid-in capital from redemption fees(3)	—	—	—	—⁽²⁾	—⁽²⁾
Net asset value, end of year	$25.53	$20.18	$20.51	$16.89	$17.93
Total Return	30.40%	0.83%	22.57%	(3.97%)	4.50%
Ratios//Supplemental Data
Ratios to average net assets
Expenses, gross	1.34%(4)	1.37%(4)	1.37%	1.41%	1.45%
Expenses , net of management fee waivers and reimbursements	0.84%(5)	0.84%(5)	0.83%	0.83%	0.83%
Net investment income (loss)	1.01%	1.16%	1.37%	1.14%	0.45%
Portfolio turnover rate	38.70%	37.29%	32.00%	29.88%	31.62%
Net assets, end of year (000's)	$774,738	$560,750	$480,381	$251,381	$161,652

(1) Per share amounts calculated using the average number of shares outstanding throughout each year.
(2) Less than $0.005 per share.
(3) Redemption fees were eliminated effective January 12, 2023.
(4) Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been: 1.33% for the year ended April 30, 2026; and 1.36% for the year ended April 30, 2025.
(5) Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been 0.83% for the year ended April 30, 2026; and 0.83% for the year ended April 30, 2025.

APPLIED FINANCE EXPLORER FUND
Financial Highlights	Selected Per Share Data Throughout Each Year

			Investor Class Shares
			Years Ended April 30,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$20.02	$20.37	$16.79	$17.82	$17.19

Investment activities
Net investment income (loss) (1)	0.18	0.20	0.21	0.15	0.04
Net realized and unrealized gain (loss) on investments	5.79	(0.05)	3.53	(0.90)	0.68
Total from investment activities	5.97	0.15	3.74	(0.75)	0.72
Distributions
Net investment income	(0.11)	(0.20)	(0.16)	(0.10)	(0.01)
Net realized gain	(0.56)	(0.30)	—	(0.19)	(0.12)
Total distributions	(0.67)	(0.50)	(0.16)	(0.29)	(0.13)
Paid-in capital from redemption fees(3)	—	—	—	0.01	0.04
Net asset value, end of year	$25.32	$20.02	$20.37	$16.79	$17.82
Total Return	30.07%	0.55%	22.27%	(4.13%)	4.40%
Ratios//Supplemental Data
Ratios to average net assets
Expenses, gross	1.66%(3)	1.69%(3)	1.69%	1.73%	1.76%
Expenses , net of management fee waivers and reimbursements	1.09%(4)	1.09%(4)	1.08%	1.08%	1.08%
Net investment income (loss)	0.76%	0.91%	1.13%	0.89%	0.20%
Portfolio turnover rate	38.70%	37.29%	32.00%	29.88%	31.62%
Net assets, end of year (000's)	$213,819	$170,303	$176,543	$124,627	$92,813

(1) Per share amounts calculated using the average number of shares outstanding throughout each year.
(2) Redemption fees were eliminated effective January 12, 2023.
(3) Ratio of total expenses before management fee waivers and reimbursements, proxy costs and interest expense, would have been: 1.65% for the year ended April 30, 2026; and 1.65% for the year ended April 30, 2025.
(4) Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been: 1.08% for the year ended April 30, 2026; and 1.08% for the year ended April 30, 2025.

Applied Finance Select Fund

The financial highlights table is intended to help you understand the Select Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional or Investor shares of the Select Fund (assuming reinvestment of all dividends and distributions).

The financial highlights for the periods presented have been audited by Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm, whose unqualified report thereon, along with the Select Fund’s Form N-CSR and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the annual and semi-annual reports. The Fund’s Form N-CSR and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

APPLIED FINANCE SELECT FUND
Financial Highlights	Selected Per Share Data Throughout Each Year

			Institutional Class Shares
			Years Ended April 30,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$20.59	$21.35	$18.39	$18.50	$18.62

Investment activities
Net investment income (loss) (1)	0.21	0.24	0..27	0.26	0.18
Net realized and unrealized gain (loss) on investments	4.91	(0.19)	2.99	(0.16)	0.17
Total from investment activities	5.12	0.05	3.26	0.10	0.35
Distributions
Net investment income	(0.17)	(0.25)	(0.23)	(0.05)	(0.16)
Net realized gain	(0.74)	(0.56)	(0.07)	(0.16)	(0.31)
Total distributions	(0.91)	(0.81)	(0.30)	(0.21)	(0.47)
Paid-in capital from redemption fees(3)	—	—	—	—⁽²⁾	—⁽²⁾
Net asset value, end of year	$24.80	$20.59	$21.35	$18.39	$18.50
Total Return	25.06%	0.07%	17.81%	0.60%	1.82%
Ratios//Supplemental Data
Ratios to average net assets
Expenses, gross	1.10%	1.12%(4)	1.13%	1.15%	1.16%
Expenses , net of management fee waivers and reimbursements	0.75%	0.76%(5)	0.75%	0.75%	0.75%
Net investment income (loss)	0.88%	1.09%	1.36%	1.44%	0.95%
Portfolio turnover rate	20.13%	27.63%	6.99%	11.26%	8.26%
Net assets, end of year (000's)	$611,760	$502,950	$513,424	$415,019	$312,612

(1) Per share amounts calculated using the average number of shares outstanding throughout each year.
(2) Less than $0.005 per share.
(3) Redemption fees were eliminated effective January 12, 2023.
(4) Ratio of total expenses before management fee waivers and reimbursements, proxy costs and interest expense, would have been: 1.11% for the year ended April 30, 2025.
(5) Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been 0.75% for the year ended April 30, 2025.

38

APPLIED FINANCE SELECT FUND
Financial Highlights	Selected Per Share Data Throughout Each Year

			Investor Class Shares
			Years Ended April 30,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$20.49	$21.24	$18.30	$18.42	$18.54

Investment activities
Net investment income (loss) (1)	0.15	0.18	0.22	0.21	0.13
Net realized and unrealized gain (loss) on investments	4.88	(0.18)	2.97	(0.15)	0.16
Total from investment activities	5.03	0.00	3.19	0.06	0.29
Distributions
Net investment income	(0.13)	(0.19)	(0.18)	(0.02)	(0.11)
Net realized gain	(0.74)	(0.56)	(0.07)	(0.16)	(0.31)
Total distributions	(0.87)	(0.75)	(0.25)	(0.18)	(0.42)
Paid-in capital from redemption fees(3)	—	—	—	—⁽²⁾	0.01
Net asset value, end of year	$24.65	$20.49	$21.24	$18.30	$18.42
Total Return	24.76%	(0.16%)	17.46%	0.37%	1.55%
Ratios//Supplemental Data
Ratios to average net assets
Expenses, gross	1.43%	1.45%(4)	1.44%	1.46%	1.48%
Expenses , net of management fee waivers and reimbursements	1.00%	1.01%(5)	1.00%	1.00%	1.00%
Net investment income (loss)	0.65%	0.84%	1.09%	1.20%	0.69%
Portfolio turnover rate	20.13%	27.63%	6.99%	11.26%	8.26%
Net assets, end of year (000's)	$53,440	$68,014	$52,243	$32,862	$29,014

(1) Per share amounts calculated using the average number of shares outstanding throughout each year.
(2) Less than $0.005 per share.
(3) Redemption fees were eliminated effective January 12, 2023.
(4) Ratio of total expenses before management fee waivers and reimbursements, proxy costs and interest expense, would have been 1.44% for the year ended April 30, 2025.
(5) Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been 1.00% for the year ended April 30, 2025.

39

FOR MORE INFORMATION

You will find more information about the Funds in the following:

Statement of Additional Information: The Funds’ SAI dated August 31, 2026, which is on file with the SEC and incorporated by reference into this prospectus, contains additional information about the Fund.

Annual/Semi-Annual Reports: Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR. In the Funds’ annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.  In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

You can obtain a free copy of the SAI, annual and semi-annual reports to shareholders, and other such information such as the Funds’ financial statements by writing to the Applied Finance Funds, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling toll free 800-673-0550, or by e-mail at: mail@ccofva.com. The Funds’ prospectus, SAI, annual and semi-annual reports to shareholders, and other information such as the Funds’ financial statements are available for viewing/downloading at www.appliedfinancefunds.com. General inquiries regarding the Funds may also be directed to the above address or telephone number.

Copies of these reports and other information regarding the Funds are available in the EDGAR Database on the SEC's website at www.sec.gov, or copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act #811-22172
40

Privacy Notice

The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Funds through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Funds Collects. The Funds collects the following nonpublic personal information about you:

•    Information the Funds receive from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•    Information about your transactions with the Funds, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Funds Disclose. The Funds do not disclose any non-public personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Funds’ custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

The Funds’ Privacy Notice is not part of this prospectus.

41

STATEMENT OF ADDITIONAL INFORMATION

APPLIED FINANCE FUNDS

APPLIED FINANCE DIVIDEND FUND
Investor Class (AFALX)
Institutional Class (AFAZX)

APPLIED FINANCE EXPLORER FUND
Investor Shares (AFDVX)
Institutional Shares (AFDZX)
APPLIED FINANCE SELECT FUND
Investor Class Shares (AFVLX)
Institutional Class Shares (AFVZX)

August 31, 2026
8730 STONY POINT PARKWAY, SUITE 205
RICHMOND, VIRGINIA 23235
800-673-0550

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the prospectus for the Applied Finance Dividend Fund (the “Dividend Fund”), the Applied Finance Explorer Fund (the “Explorer Fund”) and the Applied Finance Select Fund (the “Select Fund”) (each a “Fund” and collectively the “Funds”), dated the same date as this SAI, and incorporated by reference in its entirety into the prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. This SAI incorporates by reference the Funds’ Annual Reports for the fiscal year ended April 30, 2026 (“Annual Reports”). Copies of the Funds’ Prospectus, Annual Reports, and/or Semi-Annual Reports may be obtained free of charge at www.appliedfinancefunds.com, or by writing to the Applied Finance Funds, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by calling toll-free 800-673-0550. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

TABLE OF CONTENTS
GENERAL INFORMATION        1
ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS        1
INVESTMENT TECHNIQUES        1
OTHER INVESTMENTS        13
INVESTMENT RESTRICTIONS        13
DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS        15
TRUSTEES AND OFFICERS OF THE TRUST        17
CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS        22
ADVISER AND ADVISORY AGREEMENT        24
MANAGEMENT-RELATED SERVICES        26
PORTFOLIO TRANSACTIONS        28
DESCRIPTION OF THE TRUST        30
PLAN OF DISTRIBUTION        32
SHAREHOLDER SERVICES PLAN        34
ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES        34
SPECIAL SHAREHOLDER SERVICES        36
TAX STATUS        36
FINANCIAL INFORMATION        47
EXHIBIT A - PROXY VOTING POLICY AND PROCEDURES        48
EXHIBIT B - PROXY AND CORPORATE ACTION VOTING POLICIES AND PROCEDURES        50
EXHIBIT C - NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER        55

GENERAL INFORMATION
World Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 9, 2007. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and commonly known as a “mutual fund.” The Declaration of Trust permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing, insurance expenses, brokerage costs, interest charges, taxes and organization expenses; and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other mutual funds of the Trust, other than the Funds, are described in separate prospectuses and statements of additional information.
Pursuant to a reorganization that took place on May 8, 2015, the Dividend Fund is a successor by merger to a series of Unified Series Trust (the “Predecessor Fund”). The Predecessor Fund had the same investment objectives and strategies and the same investment policies as the Dividend Fund at that time. The Dividend Fund’s investment adviser is Applied Finance Advisors LLC.
The Funds are “diversified” funds.
As of the date of this SAI, the Funds are authorized to issue two different classes of shares: Investor Class shares charging a 0.25% 12b-1 fee and Institutional Class shares which do not impose 12b-1 fees or sales charges. Each class of shares is substantially the same as they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.
ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS
The following information supplements the discussion of the Funds’ investment objectives and policies.
INVESTMENT TECHNIQUES
The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Funds’ prospectus. In seeking to meet its investment objectives, the Funds may invest in any type of security whose characteristics are consistent with its investment program described below.
Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.
Preferred Stock. Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Most preferred stock is cumulative; if dividends are passed (not paid for any reason), they accumulate and must be paid before common stock dividends. Passed dividend on non-cumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from non-participating preferred, which is limited to a stipulated dividend. Adjustable rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the Treasury bill rate or other money market rates. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than non-convertible preferred, which behaves more like a fixed-income bond.
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Convertible Securities. The Funds may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock or other equity securities, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other equity securities). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and therefore may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, the price of a convertible security may be greater than the value of the underlying common stock.
Warrants. The Funds may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.
Investment Company Securities. Equity securities in which the Funds may invest include shares of other investment companies, including open-end funds, closed-end funds, exchange-traded funds (“ETFs”) and money market funds. The Funds may invest in inverse ETFs, including leveraged ETFs. Inverse ETFs seek to provide investment results that match a certain percentage of the inverse of the results of a specific index on a daily or monthly basis. The Funds also may invest in ETFs whose portfolios primarily consist of commodities.
The Funds may invest in the securities of other registered investment companies subject to the limitations of the 1940 Act, and subject to such investments being consistent with the overall objective and policies of the Funds. With respect to funds in which the Funds may invest, Section 12(d)(1)(A) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Funds’ total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Funds’ total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by each Fund. Each Fund will limit its investments in funds in accordance with the Section 12(d)(1)(A) limitations set forth above, except to the extent that any rules, or regulations under the 1940 Act permits the Funds’ investments to exceed such limits. For example, Rule 12d1-4 permits the Funds to invest in other investment companies beyond the statutory limits, subject to certain conditions. Among other conditions, the Rule prohibits a fund from acquiring control of another investment company (other than an investment company in the same group of investment companies), including by acquiring more than 25% of its voting securities. In addition, the Rule imposes certain voting requirements when a fund's ownership of another investment company exceeds particular thresholds. If shares of a fund are acquired by another investment company, the “acquired” fund may not purchase or otherwise acquire the securities of an investment company or private fund if immediately after such purchase or acquisition, the securities of investment companies and private funds owned by that acquired fund have an aggregate value in excess of 10% of the value of the total assets of the fund, subject to certain exceptions. These restrictions may limit the Funds’ ability to invest in other investment companies to the extent desired. In addition, other unaffiliated investment companies may impose other investment limitations or redemption restrictions which may also limit the Funds’ flexibility with respect to making investments in those unaffiliated investment companies.
When the Funds invest in other investment companies, they indirectly will bear their proportionate share of any fees and expenses payable directly by the underlying funds. Therefore, a Fund will incur higher expenses, many of which may be duplicative. In addition, a Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). A Fund has no control over the investments and related risks taken by the underlying funds in which it invests. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds.

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In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) the ETF’s shares may trade at a market price that is above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
Inverse and leveraged ETFs are subject to additional risks not generally associated with traditional ETFs. To the extent that a Fund invests in inverse ETFs, the value of the Fund’s investment will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The net asset value and market price of leveraged or inverse ETFs are usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. This is because inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. The use of these techniques may cause the inverse or leveraged ETFs to lose more money in market environments that are adverse to their investment strategies than other funds that do not use such techniques.
To the extent that a Fund invests in ETFs that invest in commodities, it will be subject to additional risks. Commodities are real assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver. The values of ETFs that invest in commodities are highly dependent on the prices of the related commodities. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectations with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producing countries and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. Commodity ETFs may use derivatives, such as futures, options and swaps, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default).
Debentures. Debentures are a general debt obligation backed only by the integrity of the borrower and documented by an agreement called an Indenture. An unsecured bond is a debenture.
Illiquid Investments. In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), none of the Funds may invest more than 15% of its net assets in “illiquid investments”. Illiquid investments are investments that the Funds cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Funds may, however, hold an illiquid investment if it becomes illiquid after purchase, subject to the 15% limitation. The Funds monitors the portion of the Funds’ total assets that are invested in illiquid securities on an ongoing basis in order to ensure that the value of illiquid securities held by each Fund does not exceed 15% of the Fund’s net assets.
The Funds must classify each portfolio investment at least monthly into one of four liquidity categories (highly liquid, moderately liquid, less liquid and illiquid), which are defined pursuant to the Liquidity Rule. Such classification is to be made using information obtained after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. Moreover, in making such classification determinations, the Funds determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Funds would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Funds takes this determination into account when classifying the liquidity of that investment. The Funds may be assisted in classification determinations by one or more third-party service providers. Investments classified according to this process as “illiquid investments” are those subject to the 15% limit on illiquid investments.

The Funds have a liquidity risk management program designed to assess and manage the Funds’ liquidity risk. The program has been approved by the Funds’ Board of Trustees (“Board”), which has also approved the appointment of a liquidity program administrator (the “LPA”). The LPA is responsible for oversight of the Funds’ liquidity risk management efforts, including classifying the liquidity of the Funds’ investment, ensuring the Funds holds no more than 15% of net asset value in illiquid investments, ensuring that the Funds holds enough liquid assets to meet reasonably foreseeable

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redemption requests, and reporting to the Board regarding the effectiveness and operation of the liquidity risk management program.

Restricted Securities. The Funds may invest in securities with contractual or legal restrictions on resale or lack of a ready market. Restricted securities are securities where the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Mutual funds do not typically hold a significant amount of these restricted securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Funds might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. The Funds might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. The Funds may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act (“4(2) Paper”). The Funds’ holdings in such restricted securities are subject to the limitations in “illiquid investments”.

Debt Securities. The Funds may invest in debt securities. They generally will invest in debt securities rated Baa or higher by Moody’s Investor Service, Inc.(“Moody’s”) or BBB or higher by Standard & Poor’s Rating Group (“S&P”) or foreign securities not subject to standard credit ratings, which the Adviser believes are of comparable quality. Debt securities consist of bonds, notes, government and government agency securities, zero coupon securities, convertible bonds, asset-backed and mortgage-backed securities, and other debt securities whose purchase is consistent with the Funds’ investment objectives. The Funds’ investments may include international bonds that are denominated in foreign currencies, including the European Currency Unit or “Euro.” International bonds are defined as bonds issued in countries other than the United States. The Funds’ investments may include debt securities issued or guaranteed by supranational organizations, corporate debt securities, and bank or holding company debt securities.
Foreign Securities. The Funds may invest in foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. The establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.
Decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

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Depositary Receipts. Assets of the Funds may be invested on a global basis to take advantage of investment opportunities both within the United States and other countries. The Funds may buy foreign securities directly in their principal markets or indirectly through the use of depositary receipts. The Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and other similar depositary receipts. ADRs are issued by an American bank or trust company and represent ownership of underlying securities of a foreign company. EDRs are issued in Europe, usually by foreign banks, and represent ownership of either foreign or domestic underlying securities. The foreign country may withhold taxes on dividends or distributions paid on the securities underlying ADRs and EDRs, thereby reducing the dividend or distribution amount received by shareholders.
Unsponsored ADRs and EDRs are issued without the participation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs and EDRs. Holders of unsponsored ADRs generally bear all of the costs of the ADR facilities. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.
Borrowing. As required by the 1940 Act, the Funds must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so. Investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. The Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the respective Fund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement.
Borrowing may subject the Funds to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The Funds may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money.
Repurchase Agreements. The Funds may enter into repurchase agreements with qualified, creditworthy banks or non-bank dealers (“Seller”) as determined by the Adviser. In a repurchase agreement, the Fund buys from the Seller investment-grade securities at one price and the Seller agrees to repurchase these securities at a later date (usually within one to seven days) for a price equal to the original price paid by the Fund plus an agreed interest payment (“Repurchase Price”). The Seller’s obligation to repurchase the securities is secured by cash, the securities purchased, and/or certain U.S. government securities or U.S. agency guaranteed securities (“Collateral”). The Collateral is held by the Funds’ custodian or a qualified sub-custodian under the Investment Company Act of 1940, as amended (the “1940 Act”) that is a financial intermediary. The Adviser will monitor, on an ongoing basis, the current market value of the Collateral to ensure it always equals or exceeds the Repurchase Price. Each repurchase agreement must at all times be “fully collateralized” as required by Rule 5b-3 under the 1940 Act. Repurchase agreements involve risks that the Seller cannot pay the Repurchase Price (e.g., in the event of a default or insolvency of the Seller) and risks that the net liquidation value of the Collateral is less than the amount needed to repay the Repurchase Price. In addition, the Funds may invest in foreign repurchase agreements. Foreign repurchase agreements may include agreements to purchase and sell foreign securities in exchange for fixed U.S. dollar amounts, or in exchange for specified amounts of foreign currency. In the event of default by the counterparty, the Fund may suffer a loss if the value of the security purchased, i.e., the collateral, in U.S. dollars, is less than the agreed upon repurchase price, or if the Fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve greater credit risk than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. Repurchase agreements with foreign counterparties may have more risk than with U.S. counterparties, since less financial information may be available about the foreign counterparties and they may be less creditworthy.

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The Funds may engage in repurchase agreement transactions to the maximum extent permitted by applicable law.
Loans of Portfolio Securities. The Funds may make short- and long-term loans of its portfolio securities. To the extent that a lending policy is authorized by the Board of Trustees (the “Board”) and implemented by the Adviser, the Funds may make loans of its portfolio securities in response to requests of broker-dealers or institutional investors which the Adviser deems qualified. In all such cases, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Funds will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 5% of the value of a Fund’s net assets.
Strategic Transactions. The Funds may utilize a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates, and broad specific equity or fixed-income market movements). Such strategies are generally accepted as modern portfolio management and are regularly utilized by many mutual funds and institutional investors. Techniques and instruments may change over time as new instruments and strategies develop and regulatory changes occur.
In the course of pursuing these investment strategies, the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called “Strategic Transactions”).
When conducted outside of the United States, Strategic Transactions may not be regulated as rigorously as they are in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies, and other instruments. The value of such positions could also be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lower trading volume and liquidity.
Options. The Funds may purchase and sell options as described herein.
Put and Call Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A Fund may purchase a put option on a security to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in market value by giving the Fund the right to sell such instrument at the option exercise price. Such protection is, of course, only provided during the life of the put option when the Fund can sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.
A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial future, index, currency, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity to profit from a market increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option which the Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

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The premium received is the market value of an option. The premium a Fund will receive from writing a call option, or, which it will pay when purchasing a put option, will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, the general supply and demand for credit conditions, and the general interest rate environment. The premium received by the Fund for writing covered call options will be recorded as a liability in its statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the Fund’s net asset value (“NAV”) per share is computed (currently, the close of regular trading on the New York Stock Exchange (“NYSE”)), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.
The premium paid by a Fund when purchasing a put option will be recorded as an asset in its statement of assets and liabilities. This asset will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the Fund’s NAV per share is computed, or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.
A Fund will purchase a call option only to close out a covered call option it has written. It will write a put option only to close out a put option it has purchased. Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or, to permit the sale of the underlying security.
Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If it cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing or purchase of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.
Options written by a Fund will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional brokerage commissions will be incurred.
The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.
An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Fund is authorized to purchase and sell exchange-listed options and over-the-counter options (“OTC options”). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

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With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although cash settlement may become available in the future. Index options and Eurocurrency instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sales transactions that do not result in ownership of the new option.
A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.
The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.
OTC options are purchased from or sold to securities dealers, financial institutions, or other parties (“Counterparties”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days.
Although not required to do so, a Fund generally expects to enter into OTC options that have cash settlement provisions. Unless the parties provide otherwise, there is no central clearing or guaranty function in an OTC option.
As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Fund’s Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any other nationally recognized statistical rating organization (a “NRSRO”). The staff of the U.S. Securities and Exchange Commission (the “SEC”) currently takes the position that OTC options purchased by the Fund and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund’s limitation on investing no more than 15% of its assets in illiquid securities.
If a Fund sells a call option, the premium that it receives may serve as a partial hedge against a decrease in the value of the underlying securities or instruments in its portfolio. The premium may also increase the Fund’s income. The sale of put options can also provide income.
The Funds may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, and Eurocurrency instruments (see “Eurocurrency Instruments” below for a description of such instruments) that are traded in U.S. and foreign securities exchanges and in the over-the-counter

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markets, and futures contracts. The Funds may purchase and sell call options on currencies. All calls sold by the Funds must be “covered” (i.e., the Funds must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Funds will receive the option premium to help protect them against loss, a call sold by the Funds exposes the Funds during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Funds to hold a security or instrument which they might otherwise have sold.
The Funds may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, convertible securities, and Eurocurrency instruments (whether or not a Fund holds the above securities in its portfolio), and futures contracts. The Funds may not purchase or sell futures contracts on individual corporate debt securities. The Funds may purchase and sell put options on currencies. The Funds will not sell put options if, as a result, more than 50% of the respective Fund’s assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Funds may be required to buy the underlying security at a disadvantageous price above the market price.
Options on Securities Indices and Other Financial Indices. The Funds may also purchase and sell call and put options on securities indices and other financial indices. By doing so, the Funds can achieve many of the same objectives that they would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value.
The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or any other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.
Futures. The Funds may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or currency market changes and for risk management purposes. The use of futures for hedging is intended to protect a Fund from (1) the risk that the value of its portfolio of investments in a foreign market may decline before it can liquidate its interest, or (2) the risk that a foreign market in which it proposes to invest may have significant increases in value before it invests in that market. In the first instance, a Fund will sell a future based upon a broad market index which it is believed will move in a manner comparable to the overall value of securities in that market. In the second instance, a Fund will purchase the appropriate index as an “anticipatory” hedge until it can otherwise acquire suitable direct investments in that market. As with the hedging of foreign currencies, the precise matching of financial futures on foreign indices and the value of the cash or portfolio securities being hedged may not have a perfect correlation. The projection of future market movement and the movement of appropriate indices is difficult, and the successful execution of this short-term hedging strategy is uncertain.
Regulatory policies governing the use of such hedging techniques require a Fund to provide for the deposit of initial margin and the segregation of suitable assets to meet its obligations under futures contracts. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurocurrency instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

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The Funds’ use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements, particularly the rules and regulations of the Commodity Futures Trading Commission. The Funds will use such techniques only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances) with a financial intermediary as security for its obligations. Additional cash or assets (variation margin) may be required to be deposited thereafter daily as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantage price or that delivery will occur.
The Funds will not enter into a futures contract or related option (except for closing transactions) if immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the respective Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.
Currency Transactions. The Funds may engage in currency transactions with counterparties to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract between the parties, at a specified price. These contracts are traded in the interbank market and conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement or commissions charges. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies. Currency swaps operate similarly to an interest rate swap (described below). A Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO, or (except for OTC currency options) are determined to be of equivalent credit quality by the Fund’s Adviser.
Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time a Fund is engaging in proxy hedging (see “Proxy Hedging,” below). If a Fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below. Cross currency hedges may not be considered “directly related” to a Fund’s principal business of investing in stock or securities (or options and futures thereon), resulting in gains there from not qualifying under the “less than 30% of gross income” test of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).
Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges a Fund has entered into to be rendered useless, resulting in full currency exposure and transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy. Although forward foreign currency contracts and currency futures tend to

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minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.
The Funds’ dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions (“Transaction Hedging”) or portfolio positions (“Position Hedging”).
Transaction Hedging. Transaction Hedging occurs when a Fund enters into a currency transaction with respect to specific assets or liabilities. These specific assets or liabilities generally arise in connection with the purchase or sale of a Fund’s portfolio securities or the receipt of income there from.
The Funds may use transaction hedging to preserve the United States dollar price of a security when they enter into a contract for the purchase or sale of a security denominated in a foreign currency. The Funds will be able to protect against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.
Position Hedging. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The Funds may use position hedging when the Funds’ Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.
The Funds will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in their portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.
Cross Hedging. The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or expects to have portfolio exposure.
Proxy Hedging. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, and buying U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies. For example, if the Adviser considers that the Swedish krona is linked to the euro, the Fund holds securities denominated in Swedish krona and the Adviser believes that the value of Swedish krona will decline against the U.S. dollar, the Adviser may enter into a contract to sell euros and buy U.S. dollars.
Combined Transactions. The Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward foreign currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component transactions”), instead of a single Strategic Transaction or when the Adviser believes that it is in a Fund’s best interest to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is

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possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.
Eurocurrency Instruments. The Funds may make investments in Eurocurrency instruments. Eurocurrency instruments are futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”) or to the interbank rates offered in other financial centers. Eurocurrency futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurocurrency futures contracts and options thereon to hedge against changes in LIBOR and other interbank rates, to which many interest rate swaps and fixed income instruments are linked.
Derivatives. Rule 18f-4 under the 1940 Act governs the Funds’ use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by a Fund. Rule 18f-4 permits the Funds to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Funds, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering Derivatives Transactions and certain financial instruments.
Under Rule 18f-4, “Derivatives Transactions” include the following: (i) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale borrowing; (iii) reverse repurchase agreements and similar financing transactions, if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (iv) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.
Unless a Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to (i) appoint a Derivatives Risk Manager, (ii) maintain a Derivatives Risk Management Program designed to identify, assess, and reasonably manage the risks associated with Derivatives Transactions; (iii) comply with certain value-at-risk (VaR)-based leverage limits (VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon and at a specified confidence level); and (iv) comply with certain Board reporting and recordkeeping requirements.
Rule 18f-4 provides an exception from the requirements to appoint a Derivatives Risk Manager, adopt a Derivatives Risk Management Program, comply with certain VaR-based leverage limits, and comply with certain Board oversight and reporting requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).
Pursuant to Rule 18f-4, if the Fund enters into reverse repurchase agreements or similar financing transactions, the Fund will (i) aggregate the amount of indebtedness associated with all of its reverse repurchase agreements or similar financing transactions with the amount of any other “senior securities” representing indebtedness (e.g., bank borrowings, if applicable) when calculating the Fund’s asset coverage ratio or (ii) treat all such transactions as Derivatives Transactions.
The Funds do not currently intend to enter into Derivatives Transactions, but reserve the right to do so upon approval by the Board and adherence to all of the requirements of Rule 18f-4 or the requirements applicable to the Limited Derivatives User Exception, as applicable. The requirements of Rule 18f-4 may limit a Fund’s ability to engage in Derivatives Transactions as part of its investment strategies. These requirements may also increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund.

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Temporary Investments. The Funds may take temporary defensive measures that are inconsistent with the Funds’ normal fundamental or non–fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Adviser. Such measures could include, but are not limited to, investments in (1) highly liquid short–term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. The Funds may also invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Funds are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, the Funds will bear their ratable share of their expenses, including management fees, and will remain subject to payment of the fees to the Adviser, with respect to assets so invested. The Funds may not achieve their respective investment objectives during temporary defensive periods.

OTHER INVESTMENTS
Initial Public Offerings. The Funds may participate in the initial public offering (“IPO”) market, and a portion of a Fund’s returns may be attributed to IPO investments; the impact on a Fund’s performance of IPO investments will be magnified if the Fund has a small asset base. Although the IPO market in recent years has been strong, there is no guarantee that it will continue to be so or that suitable IPOs will be available and, as the Fund’s assets grow, there is no guarantee that the impact of IPO investing will produce positive performance.
European Currency. Many European countries have adopted a single European currency, the Euro. On January 1, 1999, the Euro became legal tender for all countries participating in the Economic and Monetary Union (“EMU”). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries.
Due to this change and its impact on the European capital markets in which a Fund may invest, the Funds may face additional risks. These risks, which include, but are not limited to, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Funds’ net asset value per share.
Miscellaneous. The Board may, in the future, authorize the Funds to invest in securities other than those listed in this SAI and in the prospectus, provided that such investments would be consistent with the respective Fund’s investment objective and that such investments would not violate the respective Fund’s fundamental investment policies or restrictions.
INVESTMENT RESTRICTIONS
Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Funds and are fundamental (“Fundamental”), which means they may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund. As used in the Prospectus and the SAI, the term “majority” of the outstanding shares of a Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

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    As a matter of fundamental policy, each Fund:
1.May not borrow money except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
2.May not issue senior securities to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
3.May not underwrite securities issued by others except to the extent a Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities.
4.May not purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
5.May invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder or by the SEC or other regulatory agency with authority over the Funds.
6.May not make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
7.May not invest more than 25% of the value of its net assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations).
    Further, as a matter of fundamental policy, each Fund shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities from time to time.
The investment techniques, restrictions and operating policies of the Funds that are not fundamental policies can be changed by the Board without shareholder approval or prior notice.
With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above as the coverage ratio described in paragraph 1 must be met at all times.
Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.
Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Funds will not be considered a violation. Currently, subject to modification to conform to the 1940 Act as interpreted or modified from time to time, a Fund is permitted, consistent with the 1940 Act, to borrow, and pledge, its shares to secure such borrowing, provided, that immediately thereafter there is asset coverage of at least 300% for all borrowings by the Fund from a bank. If borrowings exceed this 300% asset coverage requirement by reason of a decline in net assets of a Fund, the Fund will reduce its borrowings within three days (not including Sundays and holidays) to the extent necessary to comply with the 300% asset coverage requirement. The 1940 Act also permits a Fund to borrow for temporary purposes only in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed. To the extent outstanding borrowings of a Fund exceed 5% of the value of the total assets of the Fund, the Fund will not make additional purchases of securities – the foregoing shall not be construed to prevent the Fund from settling portfolio transactions or satisfying shareholder redemptions orders.

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Currently, with respect to senior securities, the 1940 Act and regulatory interpretations of relevant provisions of the 1940 Act establish the following general limits, subject to modification to conform to the 1940 Act as interpreted or modified from time to time: Open-end registered investment companies such as the Funds are not permitted to issue any class of senior security or to sell any senior security of which they are the issuers. The Trust is, however, permitted to issue separate series of shares (the Funds are a series of the Trust) and to divide those series into separate classes. Individual class and institutional class are separate classes. The Funds have no intention of issuing senior securities, except that the Trust has issued its shares in separate series and may divide those series into classes of shares. Collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.
DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS
This Disclosure of Portfolio Securities Holdings Policy (the “Policy”) shall govern the disclosure of the portfolio securities holdings of the Funds. The Trust maintains this Policy to ensure that disclosure of information about portfolio securities is in the best interests of the Funds and the Funds’ shareholders. The Board reviews these policies and procedures as necessary and at least annually in connection with a report from the Trust’s Chief Compliance Officer. In addition, the Board has reviewed and approved the provision of portfolio holdings information to entities described below that may be prior to and more frequently than the public disclosure of such information (i.e., “non-standard disclosure”). The Board has also delegated authority to the officers of the Trust and the Adviser to provide such information in certain circumstances (see below).
The SEC requires the Trust to publicly file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Trust’s Form N-CSR for the second and fourth fiscal quarters and on Form N-PORT for the first and third fiscal quarters. Certain portfolio information is also included on form N-PORT that is filed for the second and fourth fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the respective quarter. Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Trust transmits its annual or semi-annual report to its shareholders. Form N-PORT must be filed with the SEC and will be made publicly available no later than 60 calendar days after the end of the applicable quarter. These portfolio holdings schedules filed on Form N-CSR and Form N-PORT are posted to the Funds’ website no later than sixty (60) days following the fiscal quarters.

Additionally, the Trust’s service providers which have contracted to provide services to the Trust and its funds, including, for example, the custodian, fund accountants, and other service providers assisting with materials utilized in the Board’s 15c processes, that require portfolio holdings information to perform those services, may receive non-standard disclosure. Non-standard disclosure of portfolio holdings information may also be provided to a third-party when the Trust has a legitimate business purpose for doing so. The Trust has the following ongoing arrangements with certain third parties to provide the Funds’ portfolio holdings information:
1.to the Trust’s auditors within 60 days after the applicable fiscal period or other periods as necessary for use in providing audit opinions and other advice related to financial, regulatory, or tax reporting;
2.to financial printers within 60 days after the applicable fiscal period for the purpose of preparing Trust regulatory filings; and
3.to the Trust’s administrator, custodian, transfer agent and accounting services provider daily in connection with their providing services to the Funds.
The Trust’s service providers may also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules, or regulations, or by regulatory authorities. Additionally, the Adviser may establish ongoing arrangements with certain third parties to provide the Funds’ portfolio holdings information that the Adviser determines that the Funds have a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. These third parties may include:
1.financial data processing companies that provide automated data scanning and monitoring services for the Funds;
2.research companies that allow the Adviser to perform attribution analysis for the Funds; and

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3.the Adviser’s proxy voting agent to assess and vote proxies on behalf of the Funds.
From time to time, employees of the Adviser may express their views orally or in writing on the Funds’ portfolio securities or may state that the Funds have recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since the Funds’ most recent quarter-end and therefore may not be reflected on the list of the Funds’ most recent quarter-end portfolio holdings. These views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the Funds, persons considering investing in the Funds or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which the Adviser may determine. The nature and content of the views and statements provided to each of these persons may differ. From time to time, employees of the Adviser also may provide oral or written information (“portfolio commentary”) about the Funds, including, but not limited to, how the Funds’ investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. The Adviser may also provide oral or written information (“statistical information”) about various financial characteristics of the Funds or their underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent of debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about the Funds may be based on the Funds’ portfolios as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.
Additionally, employees of the Adviser may disclose one or more of the portfolio securities of the Funds when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Funds’ portfolio securities. The Adviser does not enter into formal non-disclosure or confidentiality agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who the Adviser believed was misusing the disclosed information.
The Adviser or its affiliates may manage products sponsored by companies other than itself, including investment companies, offshore funds, and separate accounts and affiliates of the Adviser may provide investment related services, including research services, to other companies, including other investment companies, offshore funds, institutional investors and other entities. In each of these instances, the sponsors of these other companies and the affiliates of the Adviser may receive compensation for their services. In many cases, these other products may be managed in a similar fashion to the Funds and thus have similar portfolio holdings, and the other investment related services provided by affiliates of the Adviser may involve disclosure of information that is also utilized by the Adviser in managing the Funds. The sponsors of these other products may disclose the portfolio holdings of their products at different times than the Adviser discloses portfolio holdings for the Funds, and affiliates of the Adviser may provide investment related services to its clients at times that are different from the times disclosed to the Funds.
The Trust and Adviser currently have no other arrangements for the provision of non-standard disclosure to any party or shareholder. Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Funds’ portfolio holdings, the Trust will refer the third-party to the latest regulatory filing.
All of the arrangements above are subject to the policies and procedures adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Trust and its shareholders. The Trust’s Chief Compliance Officer is responsible for monitoring the use and disclosure of information relating to portfolio securities. Although no material conflicts of interest are believed to exist that could disadvantage the Funds and their shareholders, various safeguards have been implemented to protect the Funds and their shareholders from conflicts of interest, including: the adoption of Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, Adviser and the Distributor in

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connection with their personal securities transactions; the adoption by the Adviser and Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Officers that requires the Chief Executive Officer and Chief Financial Officer of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Funds. There may be instances where the interests of the Trust’s shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Adviser, any principal underwriter for the Trust or an affiliated person of the Trust. In such situations, the conflict must be disclosed to the Board and the Board will attempt to resolve the situation in a manner that it deems in the best interests of the Funds.
Affiliated persons of the Trust who receive non-standard disclosure are subject to restrictions and limitations on the use and handling of such information, including requirements to maintain the confidentiality of such information, pre-clear securities trades, and report securities transactions activity, as applicable. Except as provided above, affiliated persons of the Trust and third-party service providers of the Trust receiving such non-standard disclosure will be instructed that such information must be kept confidential and that no trading on such information should be allowed.
Neither the Trust, the Funds, or the Adviser receives compensation or other consideration in connection with the non-standard disclosure of information about portfolio securities.
TRUSTEES AND OFFICERS OF THE TRUST
The Trust is governed by the Board, which is responsible for protecting the interests of shareholders. The trustees are experienced businesspersons who meet throughout the year to oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Funds and review performance. The names, addresses and ages of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below.
Each Trustee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience; (ii) qualifications; (iii) attributes; and (iv) skills.

Ms. Mary Lou H. Ivey has business experience as a practicing tax accountant from 1996 to 2021 and, as such, brings tax, budgeting and financial reporting skills to the Board. Ms. Ivey retired as the Executive Officer for the Episcopal Church Building Fund effective March 2026, where she applied her financial knowledge and skills. Prior to her position as Executive Officer for the Episcopal Church Building Fund, Ms. Ivey served as Chief Financial Officer for the Episcopal Church Building Fund from 2022 to 2025.

Mr. Theo H. Pitt, Jr. has experience as an investor, including his role as trustee of several other investment companies and business experience as Senior Partner of a financial consulting company, as a partner of a real estate partnership and as an Account Administrator for a money management firm.

Dr. David J. Urban is Dean Emeritus and Professor of Marketing at the Jones College of Business, Middle Tennessee State University. He earned a Ph.D. in Business Administration with a concentration in Marketing from the University of Michigan. Dr. Urban also holds a master’s degree in Psychology from the University of Michigan and an undergraduate degree in Commerce with a concentration in Marketing from the University of Virginia. His extensive career is marked by significant budget responsibility and accountability, with expertise in marketing, strategic planning, organizational leadership, and management contributing to the Board’s long-term goal setting.

The Chairman of the Board is Ms. Ivey, who is not an “interested person” of the Trust, within the meaning of the 1940 Act. The Trust also has an independent Audit Committee that allows the Board to access the expertise necessary to oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee can focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions.

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Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Funds’ risks directly and through its officers. While day-to-day risk management responsibilities rest with the each Fund’s Chief Compliance Officer, investment advisers and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Funds; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with the portfolio manager to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Funds’ investment advisers, administrator, distributor, transfer agent and the independent registered public accounting firm, to discuss the activities of the Funds; (5) engaging the services of the Chief Compliance Officer of each Fund to monitor and test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Funds’ financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment advisers and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over at least the last five years. The mailing address of each Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond Virginia, 23235, unless otherwise indicated.

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NON-INTERESTED TRUSTEES

NAME, YEAR OF BIRTH AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Mary Lou H. Ivey 1958 Trustee	Indefinite, Since June 2010	Retired. Chief Executive Officer, Episcopal Church Building Fund (national nonprofit organization) from September 2025 to March 2026, and Chief Financial Officer from January 2022 to August 2025. Accountant, Harris, Hardy & Johnstone, P.C., (accounting firm), 2008 - 2021.	18
Independent Trustee for the 314 series of the ETF Opportunities Trust; Independent Trustee of Precidian ETFs Trust for the 47 series of that Trust; and Independent Trustee of Yorkville America Investment Trust for the 9 series of that trust (all registered investment companies).

Theo H. Pitt, Jr. 1936 Trustee	Indefinite, Trustee from June 2010 to December 2024, Trustee Emeritus January 2025 to September 2025, and Trustee since September 2025	Senior Partner, Community Financial Institutions consulting (bank consulting) since 1997.	18
Independent Trustee of Chesapeake Investment Trust for the 1 series of that trust; Independent Trustee of Starboard Investment Trust for the 7 series of that trust; Independent Trustee for the ETF Opportunities Trust for the 314 series of that trust; Independent Trustee of Precidian ETFs Trust for the 47 series of that trust; and Independent Trustee of Yorkville America Investment Trust for the 9 series of that trust (all registered investment companies).

Dr. David J. Urban 1955 Trustee	Indefinite, Since June 2010	Dean Emeritus (since 2023) and Professor of Marketing (since 2013), Jones College of Business, Middle Tennessee State University.	18
Independent Trustee for the 314 series of the ETF Opportunities Trust; Independent Trustee of Precidian ETFs Trust for the 47 series of that Trust; and Independent Trustee of Yorkville America Investment Trust for the 9 series of that trust (all registered investment companies)

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OFFICERS WHO ARE NOT TRUSTEES

NAME, YEAR OF BIRTH AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
David A. Bogaert 1963 President	Indefinite, Since August 2017	Managing Director of Business Development, Commonwealth Fund Services, Inc., October 2013 to present.
Karen M. Shupe 1964 Treasurer and Principal Executive Officer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003 to present.
Ann T. MacDonald 1954 Assistant Treasurer and Principal Financial Officer	Indefinite, Since November 2015	Managing Director of Fund Accounting and Administration, Commonwealth Fund Services, Inc., 2003 to present.
John H. Lively 1969 Secretary	Indefinite, Since November 2013	Attorney, Practus, LLP (law firm), May 2018 to present.
Holly B. Giangiulio 1962 Assistant Secretary	Indefinite, Since November 2015	Managing Director of Corporate Operations, Commonwealth Fund Services, Inc., January 2015 to present.
J. Stephen King 1962 Assistant Secretary	Indefinite, Since November 2022	Attorney, Practus, LLP (law firm), 2020 to present; The TCW Group, Inc. (investment management firm), 2017 to 2020.
Laura B. Wright 1972 Assistant Secretary	Indefinite, Since May 2022	Manager, Fund Administration, Commonwealth Fund Services, Inc., August 2023 to present; Fund Administrator, Commonwealth Fund Services, Inc., 2016 to 2023.
Julian G. Winters 1968 Chief Compliance Officer	Indefinite, Since August 2013	Managing Member of Watermark Solutions, LLC (investment compliance and consulting firm), March 2007 to present.

Board of Trustees. The Board oversees the Trust and certain aspects of the services provided by the Adviser and the Funds’ other service providers. Each trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. Each officer of the Trust serves at the pleasure of the Board and for a term of one year or until their successors have been duly elected and qualified.
Trustee Committees. The Audit Committee of the Board is comprised of Ms. Ivey, Mr. Pitt, and Dr. Urban. The functions of the Audit Committee are to meet with the Trust’s independent auditors to review the scope and findings of the annual audit, discuss the Trust’s accounting policies, discuss any recommendations of the independent auditors with respect to the Trust’s management practices, review the impact of changes in accounting standards on the Trust’s financial statements, recommend to the Board the selection of independent registered public accounting firm, and perform such other duties as may be assigned to the Audit Committee by the Board. For the Funds’ most recent fiscal year ended, April 30, 2026, the Audit Committee met thirteen times.
The Nominating and Corporate Governance Committee is comprised of Ms. Ivey, Mr. Pitt, and Dr. Urban. The Nominating and Corporate Governance Committee’s purposes, duties and powers are set forth in its written charter, which is described in Exhibit C – the charter also describes the process by which shareholders of the Trust may make nominations. For the Funds’ most recent fiscal year ended April 30, 2026, the Committee met four times.

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The Qualified Legal Compliance Committee is comprised of Ms. Ivey, Mr. Pitt, and Dr. Urban. The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to the appropriate remedial action in connection with any report of evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, Trustees, or agents. For the fiscal year ended April 30, 2026, the Committee did not meet.
Trustee Compensation. Each Trustee who is not an “interested person” of the Trust may receive compensation for their services to the Trust. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. Effective January 1, 2026, each Trustee receives an annual retainer of $45,000, paid quarterly. The Independent Chairperson receives an additional annual fee of $7,500, paid quarterly. Additionally, each Trustee receives a fee of $4,000 per special meeting attended. Compensation received from the Trust for the fiscal year ended April 30, 2026, is as follows:

Name of Person / Position	Aggregate Compensation From Each Fund	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From Trust/Fund Complex Paid To Trustees(*)(1)
Mary Lou H. Ivey, Trustee	Dividend Fund: $221 Explorer Fund: $7,304 Select Fund: $5,586	$0	$0	$13,111

Laura V. Morrison, Trustee(2)	Dividend Fund: $60 Explorer Fund: $1,898 Select Fund: $1,417	$0	$0	$3,375

Dr. David J. Urban, Trustee	Dividend Fund: $213 Explorer Fund: $7,065 Select Fund: $5,411	$0	$0	$12,689

Theo H. Pitt, Jr., Trustee	Dividend Fund: $170 Explorer Fund: $5,694 Select Fund: $4,387	$0	$0	$10,251
* Company does not pay deferred compensation.
(1) The “Fund Complex” consists of the Funds.
(2) Ms. Morrison resigned as Trustee of the Trust effective September 19, 2025.

Trustee Ownership of Fund Shares. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Funds of the Trust, as of December 31, 2025, and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustees in Family of Investment Companies
Non-Interested Trustees
Mary Lou H. Ivey	A	A
Theo H. Pitt, Jr.	A	A
Dr. David J. Urban	A	A

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Code of Ethics. The Funds and the Adviser have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts. The Codes of Ethics are available on the EDGAR Database on the SEC’s Internet website at https://www.sec.gov.
Proxy Voting Policies. The Trust is required to disclose information concerning the Funds’ proxy voting policies and procedures to shareholders. The Board has delegated to the Adviser responsibility for decisions regarding proxy voting for securities held by the Funds. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board. The Trust’s Proxy Voting Policy and Procedures is attached as Exhibit A and the Adviser’s Proxy Voting Policy is attached as Exhibit B. Any material changes to the proxy policies and procedures will be submitted to the Board for approval. Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 is available (1) without charge, upon request by calling toll-free 800-673-0550, by email at: mail@ccofva.com or by writing to the Fund at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235; (2) on or through the Funds’ website at www.appliedfinancefunds.com; and (3) on the SEC’s website at http://www.sec.gov.
CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS
A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the respective Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the investment advisory agreement.
As of August 1, 2026, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the respective Fund.

Names and Addresses	Shares Outstanding	Percent of Class	Type of Ownership
Applied Finance Dividend Fund Institutional Class
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	224,971	12.83%	Record
National Financial Services LLC NFS LLC FEBO 499 Washington Blvd Jersey City, NJ 07310	317,918	18.13%	Record
LPL Financial 211 Main Street San Francisco, CA 94105	1,045,391	59.63%	Record
Applied Finance Dividend Fund Investor Class
National Financial Services LLC NFS LLC FEBO 499 Washington Blvd Jersey City, NJ 07310	132,308	18.93%	Record
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	453,575	64.88%	Record
Applied Finance Explorer Fund Institutional Class
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	2,702,355	8.90%	Record

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Names and Addresses	Shares Outstanding	Percent of Class	Type of Ownership
Charles Schwab & Co. 211 MainStreet San Francisco, CA 94105	13,889,089	45.77%	Record
National Financial Services LLC. 499 Washington Blvd Jersey City, NJ 07310	6,605,274	21.77%	Record
Reliance Trust Co. FBO/Fiduciary Trust C/R PO Box 570788 Atlanta, GA 30357	2,888,985	9.52%	Record
Applied Finance Explorer Fund Investor Class
Schwab 101 Montgomery Street San Francisco, CA 94104	3,231,855	40.86%	Record
Minnesota Life Ins Co 400 Robert Street North Saint Paul, MN 55101	877,702	11.10%	Record
National Financial Services LLC. NFS LLC FEBO 499 Washington Blvd Jersey City, NJ 07310	3,211,847	40.61%	Record
Applied Finance Select Fund Institutional Class
Schwab 101 Montgomery Street San Francisco, CA 94104	5,720,334	23.90%	Record
UBS WM USA/OOO Omni Account MF Attn: Dept Mgr Spec CDY A/C EBOC UBSFSI 1000 Harper Blvd Weehawken, NJ 07086	1,228,524	5.13%	Record
The Fulton Company c/o Fulton Financial Advisors PO Box 3215 Lancaster, PA 17604	1,896,778	7.92%	Record
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	12,435,573	51.95%	Record
Applied Finance Select Fund Investor Class
Schwab 101 Montgomery Street San Francisco, CA 94104	1,762,613	81.65%	Record
National Financial Services LLC. 499 Washington Blvd Jersey City, NJ 07310	342,878	15.88%	Record

As of the date of this SAI, the Trustees and officers of the Trust beneficially own less than 1% of the shares of the Funds.

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ADVISER AND ADVISORY AGREEMENT
Adviser. Applied Finance Advisors LLC (formerly Toreador Research & Trading, LLC), located at 17806 IH 10, Suite 300, San Antonio, Texas 78257 (the “Adviser”) manages the investments of the Funds. The Adviser is registered as an adviser under the Advisers Act of 1940, as amended. The Adviser is a privately held, limited liability company. The Adviser is controlled by Paul Blinn and The Applied Finance Group, Ltd. The Applied Finance Group, Ltd. is controlled by Rafael Resendes and Daniel Obrycki.
Pursuant to an investment advisory agreement (the “Agreement”), the Adviser, subject to the supervision of the Trustees, provides a continuous investment program for the Funds, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Funds’ investment objectives, policies, and restrictions as set forth in the prospectus and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Funds, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also maintains books and records with respect to the securities transactions of the Funds and furnishes to the trustees such periodic or other reports as the trustees may request.
Under the terms of the Agreement, the Adviser manages Funds’ investments subject to approval of the Board. As compensation for its management services, the respective Funds are obligated to pay the Adviser a fee equal to 0.90% of the Dividend Fund’s and Select Fund’s average daily net assets and 1.14% of the Explorer Fund’s average daily net assets. The Adviser also has entered into a written expense limitation agreement until September 1, 2027 under which it has agreed to limit the total expenses of the Funds (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to the Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.95%, 0.83% and 0.75% of the average daily net assets of the Dividend Fund, Explorer Fund and Select Fund, respectively. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the respective Fund within thirty-six months following the date such waiver and/or reimbursement was made, provided that the respective Fund can make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.
The following table sets forth the advisory fees paid to the Adviser by each of the Funds for the fiscal years indicated:
Applied Finance Dividend Fund:

Fiscal Year Ended	Advisory Fees Accrued	Total Fees (Waived) or Recovered and/or (Expenses Reimbursed)	Net Advisory Fees Paid
April 30, 2024	$239,888	($190,628)	$49,260
April 30, 2025	$246,915	($188,851)	$58,064
April 30, 2026	$242,009	($148,748)	$93,261
Applied Finance Explorer Fund:

Fiscal Year Ended	Advisory Fees Accrued	Total Fees (Waived) or Recovered and/or (Expenses Reimbursed)	Net Advisory Fees Paid
April 30, 2024	$5,576,852	($2,735,145)	$2,841,707
April 30, 2025	$8,733,638	($4,175,703)	$4,557,935
April 30, 2026	$10,393,339	($4,745,413)	$5,647,926

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Applied Finance Select Fund:

Fiscal Year Ended	Advisory Fees Accrued	Total Fees (Waived) or Recovered and/or (Expenses Reimbursed)	Net Advisory Fees Paid
April 30, 2024	$4,569,869	($1,934,437)	$2,635,432
April 30, 2025	$5,067,321	($2,068,475)	$2,998,846
April 30, 2026	$5,814,143	($2,311,384)	$3,502,759

Portfolio Managers. Mr. Paul Blinn, portfolio manager, is jointly responsible for the day-to-day management of the Funds’ portfolios, including stock selection, investment monitoring and trading. Mr. Blinn is a founding member of the Adviser. Mr. Blinn has over 25 years of capital market experience. Mr. Blinn was an Executive Director at UBS, a global financial firm, and its predecessor entities from 1985 to 2000. Subsequent to UBS, Mr. Blinn was a Vice President of a leading option market maker and then a Senior Equity derivatives trader for a hedge fund from 2000 to 2005. Mr. Blinn graduated with honors from The University of Texas at Austin with a BBA in Finance. Mr. Blinn is also the founder and sole shareholder of Beacon Pin, Inc. (“BPI”). BPI is a holding company which contracts with the Adviser to provide Mr. Blinn’s services as a portfolio manager to the Funds. BPI has no other business operations.
Mr. Resendes, portfolio manager, is jointly responsible for the day-to-day management of the Funds’ portfolios, including stock selection and investment monitoring. Mr. Resendes is a founding member of the Adviser. Mr. Resendes is also a co-founder of The Applied Finance Group, Ltd. (“AFG”) in 1995 and Applied Finance Capital Management, LLC (formerly, “The Applied Finance Group International, LLC”) (“AFCM”) in 2014. Mr. Resendes has over 25 years of capital market experience and has spent the majority of those years in the areas of equity research and valuation. Mr. Resendes was an adjunct professor of finance at DePaul University in Chicago from 1998 to 1999. He graduated Phi Beta Kappa from The University of California, Berkeley with a BS in Finance and received his MBA from the University of Chicago.
The Adviser makes payments to BPI and AFCM for services rendered to the Adviser by BPI and AFCM. Each Portfolio Manager is compensated by BPI or AFCM, as applicable, out of the fees received from the Adviser. Further, Mr. Blinn and Mr. Resendes receive a share of the net profits of the Adviser, if any, based on each person’s percentage ownership interest in the Adviser.
As stated above, Portfolio Manager Rafael Resendes is a co-founder and executive of AFG and AFCM. AFG is an investment consulting firm that provides financial analyses, equity research, and valuation services to financial institutions. AFG provides research and operational support services to the Adviser, and the Adviser pays AFG for these services. In order to avoid conflicts of interest or potential misuse of information, the Adviser has implemented policies and procedures to restrict access to certain types of information until generally published, and requires outside compliance involvement to oversee and pre-approve certain types of transactions where conflicts may arise. Further, the Adviser has engaged an outside compliance firm to oversee this program and implement and monitor the adopted policies and procedures.
AFCM is a Puerto Rican limited liability company that provides marketing and portfolio management services to the Adviser.
Each Portfolio Manager may carry on investment activities for his own account(s) and/or the accounts of immediate family members; as a result, each Portfolio Manager may engage in activities other than on behalf of the Funds. Conflicts may arise as a result of the Portfolio Manager’s differing economic interests in respect of such activities, such as with respect to allocating investment opportunities. Pursuant to the Code of Ethics adopted by each of the Trust and the Adviser, the Portfolio Managers are prohibited from effecting certain types of transactions for their personal accounts unless such transactions receive the prior written consent of the Adviser’s Chief Compliance Officer, who is independent of the Adviser.
Other Funds and Accounts Managed by the Portfolio Managers.

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As of April 30, 2026, information on other accounts managed by Messrs. Blinn and Resendes is as follows:

Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Paul Blinn	4	$530.20	0	$0	0	$0	$530.20
Rafael Resendes	4	$530.20	0	$0	0	$0	$530.20
Ownership of Fund Shares. The table below shows the amount of Funds’ equity securities beneficially owned by each portfolio manager as of April 30, 2026 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Portfolio Manager	Dollar Range of Fund Shares in the Applied Finance Dividend Fund/Explorer Fund/Select Fund
Paul Blinn	E/E/E
Rafael Resendes	C/C/E

MANAGEMENT-RELATED SERVICES
Administrator, Fund Accountant, and Transfer Agent. Pursuant to a Fund Services Agreement, Commonwealth Fund Services, Inc. (“CFS”), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the Funds’ administrator, fund accountant and transfer agent.
In its capacity as administrator, CFS supervises all aspects of the operations of the Funds except those performed by the Adviser. CFS will provide certain administrative services and facilities for the Funds, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements. CFS, as administrative agent for the Funds, will provide shareholder, recordkeeping, administrative and blue-sky filing services.
As transfer agent, CFS provides certain shareholder and other services to the Funds, including furnishing account and transaction information and maintaining shareholder account records. CFS will be responsible for processing orders and payments for share purchases. CFS will mail proxy materials (and receive and tabulate proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. CFS will disburse income dividends and capital distributions and prepare and file appropriate tax-related information concerning dividends and distributions to shareholders.
CFS also provides accounting services to the Funds. CFS is responsible for accounting relating to the Funds and their investment transactions; maintaining certain books and records of the Funds; determining daily the net asset value per share of the Funds; and preparing security position, transaction and cash position reports. CFS also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFS is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Trust, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records.
CFS receives, for administrative services, an asset-based fee based computed daily and paid monthly on the average daily net assets of the Funds, subject to a minimum fee plus out-of-pocket expenses. CFS receives, for transfer agency

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services, per account fees computed daily and paid monthly, subject to a minimum fee plus out-of-pocket expenses. CFS receives, for fund accounting services, an asset-based fee, computed daily and paid monthly on the average daily net assets of the Funds, subject to a minimum fee plus out-of-pocket expenses.
The Dividend Fund paid the following fees for transfer agency, fund accounting and administrative services during the periods indicated.
Dividend Fund:

Fiscal Year Ended	Fees Paid for Transfer Agent Services	Fees Paid for Fund Accounting Services	Fees Paid for Administrative Services
April 30, 2024	$34,296	$6,329	$14,686
April 30, 2025	$35,287	$6,549	$14,789
April 30, 2026	$32,641	$4,748	$11,537

The Explorer Fund paid the following fees for transfer agency, fund accounting and administrative services during the periods indicated.
Explorer Fund:

Fiscal Year Ended	Fees Paid for Transfer Agent Services	Fees Paid for Fund Accounting Services	Fees Paid for Administrative Services
April 30, 2024	$134,954	$113,756	$180,110
April 30, 2025	$169,508	$179,440	$277,144
April 30, 2026	$176,895	$159,473	$326,654

The Select Fund paid the following fees for transfer agency, fund accounting and administrative services during the periods indicated.
Select Fund:

Fiscal Year Ended	Fees Paid for Transfer Agent Services	Fees Paid for Fund Accounting Services	Fees Paid for Administrative Services
April 30, 2024	$71,648	$119,333	$187,165
April 30, 2025	$69,091	$127,419	$199,047
April 30, 2026	$115,943	$121,026	$238,605

Custodian. Fifth Third Bank (the “Custodian”), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as the custodian of the Funds’ assets.
Distributor and Principal Underwriter. Foreside Fund Services, LLC (“Foreside” or the “Distributor”), a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), located at 190 Middle Street, Suite 301, Portland, Maine 04101, serves as the principal underwriter and national distributor for the shares of the Funds pursuant to a Distribution Agreement (the “Distribution Agreement”). Under the Distribution Agreement, the distributor serves as the Funds’ principal underwriter and acts as exclusive agent for the Funds in offering their shares to the public on a “best efforts” basis and then only in respect to orders placed – that is, the Distributor is under no obligations to sell any specific number of shares. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by

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the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval.
Foreside is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority. The offering of the Funds’ shares is continuous. In addition, the Distributor may receive Distribution 12b-1 and Service Fees from the Funds, as described in the prospectus and this SAI. Foreside does not retain Distribution 12b-1 and Service Fees for profit. Instead, these fees are kept in retention for future distribution-related expenses.
Foreside received the following fees for the periods indicated.

Fiscal Year Ended	Commissions and Underwriting Fees from the Sale of Fund Shares	CDSCs
April 30, 2024	$0	$0
April 30, 2025	$0	$0
April 30, 2026	$0	$0

Legal Counsel. Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Trust and the Funds.
Independent Registered Public Accounting Firm. The Funds’ independent registered public accounting firm, Tait, Weller & Baker LLP, audits the Trust’s annual financial statements, assists in the preparation of certain reports to the SEC, and prepares the Trust’s tax returns. Tait, Weller & Baker LLP is located at 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102.
PORTFOLIO TRANSACTIONS
It is the policy of the Adviser , in placing orders for the purchase and sale of each Fund’s securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Funds.
Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Funds may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.
The Adviser, when placing transactions, may allocate a portion of each Fund’s brokerage to persons or firms providing the Adviser with investment recommendations, statistical, research or similar services useful to the Adviser’s investment decision-making process. The term “investment recommendations or statistical, research or similar services” means: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (2) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy.
Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for each Fund may be used by the Adviser for the benefit of other clients, and the Funds may benefit from such transactions effected for the benefit of other clients.

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For the fiscal year ended April 30, 2026, the Funds did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.
The Adviser may be authorized, when placing portfolio transactions for the Funds, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information.
Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.
The Trustees of the Trust have adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker- dealer, unless that broker-dealer can demonstrate to the Trust that the Funds will receive: (1) a price and execution no less favorable than that available from unaffiliated persons; and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The trustees review all transactions which have been placed pursuant to those policies and procedures at its meetings.
When two or more clients managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the ability to participate in volume transactions will be beneficial to a Fund. The Board believes that these advantages, when combined with the other benefits available because of the Adviser’s organization, outweigh the disadvantages that may exist from this treatment of transactions.
The Funds paid the following brokerage commissions for the periods indicated.

Fiscal Year Ended	Dividend Fund	Explorer Fund	Select Fund
April 30, 2024	$1,356	$209,833	$16,855
April 30, 2025	$1,698	$225,184	$43,941*
April 30, 2026	$914	$269,607	$38,792

* The increase in brokerage commissions from the prior year was due to increased assets and related trading volume.
The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of each Fund, the Adviser, or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the affiliate and the Funds expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Board, including those who are not “interested persons,” has adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.
For the fiscal years ended April 30, 2024, 2025 and 2026, the Funds paid no brokerage commissions on portfolio transactions effected by affiliated brokers.
Securities of “Regular Broker-Dealers”. Each Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which a Fund may hold at the close of its most recent fiscal year. As of April 30, 2026, the Funds did not hold any securities of “regular broker-dealers.”

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Portfolio Turnover. Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Funds’ portfolios whenever necessary, in the Adviser’s opinion, to meet the Funds’ objectives.
The Funds’ portfolio turnover rates for the periods indicated are:

Fiscal Year Ended	Dividend Fund	Explorer Fund	Select Fund
April 30, 2024	7.36%	32.00%	6.99%
April 30, 2025	12.78%*	37.29%	27.63%*
April 30, 2026	13.57%	38.70%	20.13%

* The increase in portfolio turnover rate from the prior period was due to increased assets and related trading volume.

DESCRIPTION OF THE TRUST
The Trust was organized as a Delaware statutory trust on April 9, 2007. The Trust’s Agreement and Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest in the Trust and to classify or reclassify any unissued shares into one or more series of shares. The Agreement and Declaration of Trust further authorizes the trustees to classify or reclassify any series of shares into one or more classes. The Trust’s shares of beneficial interest have no par value.
Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the applicable prospectus, shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual fund, shareholders of a fund are entitled to receive the assets available for distribution belonging to the particular fund, and a proportionate distribution, based upon the relative asset values of the respective fund, of any general assets of the Trust not belonging to any particular fund which are available for distribution.
Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board determines that the matter to be voted on affects only the interests of shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the Trust’s outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.
Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. A particular fund is deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are substantially identical or that the matter does not affect any interest of the fund. Under the Rule, the approval of an investment management agreement or any change in an investment objective, if fundamental, or in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to series or class.
The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least 25% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters. To the extent required by law, the Trust will assist in shareholder communication in such matters.

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Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing, insurance expenses, brokerage costs, interest charges, taxes and organization expenses; and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other mutual funds within the Trust, other than the Funds, are described in separate prospectuses and statements of additional information.
The Board has full power and authority, in its sole discretion, and without obtaining shareholder approval, to divide or combine the shares of any class or series thereof into a greater or lesser number, to classify or reclassify any issued shares or any class or series thereof into one or more classes or series of shares, and to take such other action with respect to the Trust’s shares as the Board may deem desirable. The Agreement and Declaration of Trust authorizes the trustees, without shareholder approval, to cause the Trust to merge or to consolidate with any corporation, association, trust or other organization in order to change the form of organization and/or domicile of the Trust or to sell or exchange all or substantially all of the assets of the Trust, or any series or class thereof, in dissolution of the Trust, or any series or class thereof. The Agreement and Declaration of Trust permits the termination of the Trust or of any series or class of the Trust by the trustees without shareholder approval. However, the exercise of such authority by the Board without shareholder approval may be subject to certain restrictions or limitations under the 1940 Act.
Rule 18f-3 Plan. The Board has adopted a Rule 18f-3 Multiple Class Plan on behalf of the Trust for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of a Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the prospectus, shares of a particular class of a Fund may be exchanged for shares of the same class of another Fund. Currently, the Funds offer Investor Class shares charging a 0.25% 12b-1 fee and Institutional shares imposing no 12b-1 fees.
PRICING AND PURCHASE OF FUND SHARES
General Policy. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the by the Valuation Designee (as defined below).
Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Funds’ pricing time, the security will be valued at fair value as determined in good faith by the Valuation Designee (as defined below).
Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents approved by the Board. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to

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specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith by the Valuation Designee (as defined below).
Fair Valuation. Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received upon the sale of the security or asset in an orderly transaction between market participants at the measurement date and time. Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee (“Valuation Designee”) for the Fund to perform fair value determinations relating to all Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through a fair valuation committee, and may apply fair valuation methodologies approved by the Board, or utilize prices or inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources that have been approved by the Board.

Fair valuation may require subjective determinations about the value of a security. While the Funds’ and Valuation Designee's policies and procedures are intended to result in a calculation of each Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

PLAN OF DISTRIBUTION
Each of the Funds has adopted a Distribution and Service Plan (the “Plan”) for their Investor Class shares under which they may finance certain activities primarily intended to sell such class of shares. The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. The Trust intends to operate the Plans in accordance with their terms and with the Financial Industry Regulatory Authority rules concerning sales charges.
The Plan provides that the Funds will pay a fee at an annual rate of 0.25% of the average daily net assets attributable to the Funds’ outstanding Investor Class shares in consideration for distribution and other services, which are described more fully below. The fee is generally paid to compensate financial intermediaries for distribution-related activities although the Funds may pay the fee directly to certain financial intermediaries. The Funds do not participate in any joint distribution activities.
As noted above, payments for distribution expenses under the Plan are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of “any activity which is primarily intended to result in the sale of shares issued by the Trust.” Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. In accordance with Rule 12b-1, the Plan provides that a report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, will be made to the Board for its review at least quarterly. The Plan provides that it may not be amended to increase materially the costs which shares of the Funds may bear for distribution pursuant to the Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board, and by a majority of the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreement (the “12b-1 Trustees”), by vote cast in person at a meeting called for the purpose of considering such amendments. No 12b-1 Trustee has a financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto.
The Trust understands that certain financial intermediaries may charge fees to their customers who are the beneficial owners of Fund shares, in connection with their accounts with such financial intermediaries. Any such fees would be in addition to any amounts which may be received by an institution under the Plan.

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The Board has concluded that there is a reasonable likelihood that the Plan will benefit the Funds. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary for the Funds to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The Plan is subject to annual re-approval by a majority of the 12b-1 Trustees and each is terminable at any time with respect to a Fund by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of the applicable classes’ outstanding shares of the Fund. Any agreement entered into pursuant to the Plan with a financial intermediary is terminable with respect to the Funds without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the applicable classes’ outstanding shares of the respective Fund, by Foreside or by the financial intermediary. An agreement will also terminate automatically in the event of its assignment.
As long as the Plan is in effect, the nomination of the trustees who are not interested persons of the Trust (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Trustees.
The Plan provides that expenditures may include, without limitation: (a) payments to the Distributor and to securities dealers and others in respect of the sale of shares of the Funds; (b) payment of compensation to and expenses of personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plan) who engage in or support distribution of shares of a Fund or who render shareholder support services not otherwise provided by the Trust’s transfer agent, administrator, or custodian, including but not limited to, answering inquiries regarding the Trust, processing shareholder transactions, providing personal services and/or the maintenance of shareholder accounts, providing other shareholder liaison services, responding to shareholder inquiries, providing information on shareholder investments in the shares of the Funds, and providing such other shareholder services as the Trust may reasonably request, arranging for bank wires, assisting shareholders in changing dividend options, account designations and addresses, providing information periodically to shareholders showing their positions in the Funds, forwarding communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders, processing purchase, exchange, and redemption requests from shareholders and placing orders with the Funds or their service providers; (c) formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (d) preparation, printing and distribution of sales literature; (e) preparation, printing and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than existing shareholders of the Trust; (f) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Funds’ investment objectives and policies and other information about the Funds, including the performance of the Funds; (g) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable.
For the fiscal year ended April 30, 2026, the Funds accrued the following 12b-1 expenses:

Total Rule 12b-1 Fees Incurred
Dividend Fund	$19,956
Explorer Fund	$485,560
Select Fund	$140,508

The amounts noted in the table above were allocated as payments to dealers, platform charges and for other eligible expenses.

SHAREHOLDER SERVICES PLAN
The Funds have adopted a shareholder services plan on behalf of their Institutional Class and Investor Class shares. Under the shareholder services plan, the Funds may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, including, but not limited to: (i) arranging for bank wires; (ii) responding to inquiries from shareholders concerning their investment in the Funds; (iii) assisting shareholders in changing dividend options, account designations and addresses; (iv) providing information periodically to shareholders showing their position in Fund

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shares; (v) forwarding shareholder communications from the Funds, such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices, to shareholders; (vi) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or their service providers; (vii) providing sub-accounting with respect to shares beneficially owned by shareholders; and (viii) processing dividend payments from the Funds on behalf of shareholders.

Because the Funds have adopted the shareholder services plan to compensate authorized firms for providing the types of services described above, the Funds believe the shareholder services plan is not covered by Rule 12b-1 under the 1940 Act, which relates to payment of distribution fees. The Funds, however, follow the procedural requirements of Rule 12b-1 in connection with the implementation and administration of each shareholder services plan.
An authorized firm generally represents in a service agreement used in connection with the shareholder services plan that all compensation payable to the authorized firm from its customers in connection with the investment of their assets in the Funds will be disclosed by the authorized firm to its customers. It also generally provides that all such compensation will be authorized by the authorized firm’s customers.
The Funds do not monitor the actual services being performed by an authorized firm under the plan and related service agreement. The Funds also do not monitor the reasonableness of the total compensation that an authorized firm may receive, including any service fee that an authorized firm may receive from the Funds and any compensation the authorized firm may receive directly from its clients.
ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES
Purchasing Shares. You may purchase shares of each Fund directly. You may also buy shares through accounts with brokers or dealers and other institutions (“authorized institutions”) that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. You will also generally have to address your correspondence or questions regarding the Funds to your authorized institution.
The offering price per share for each of the Funds’ share classes is equal to the NAV next determined after the respective Fund or authorized institution receives your purchase order, plus any applicable sales charge.
Authorized institutions may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual authorized institution. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectuses and statements of additional information. Your authorized institution will provide you with specific information about any processing or service fees you will be charged.
Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your order to the Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.
The Funds reserve the right to reject any purchase order and to suspend the offering of shares of the Funds. Under certain circumstances the Trust or the Adviser may waive the minimum initial investment for purchases by officers, trustees, and employees of the Trust and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Funds may also change or waive policies concerning minimum investment amounts at any time.
Exchange Privilege. To the extent that the Adviser manages other funds in the Trust, shareholders may exchange all or a portion of your shares in a Fund for shares of the same class of certain other funds of the Trust managed by the Adviser having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. As of the date of this prospectus, the Adviser manages four funds in the Trust.

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A written request must have been completed and be on file with the Transfer Agent. Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of a Fund’s NAV per share (usually at the close of business on the same day). The Trust reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Trust determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the fund from which you are exchanging and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for U.S. federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.
If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared but unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the section below in this SAI titled “Tax Status”.
If a substantial number of shareholders sell their shares of a Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Funds’ general policy to initially invest in short-term, interest-bearing money market instruments.
However, if the Adviser believes that attractive investment opportunities (consistent with a Fund’s investment objective and policies) exist immediately, then it will invest such money in portfolio securities in an orderly a manner as is possible.
The proceeds from the sale of shares of a Fund may not be available until the third business day following the sale. The fund you are seeking to exchange into may also delay issuing shares until that third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the Fund next computed after your request for exchange is received in proper form.
Eligible Benefit Plans. An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than ten employees at the plan’s inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least five initial participants with accounts investing or invested in shares of one or more of the Funds and/or certain other funds.
The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.
You may redeem shares of the Funds at any time and in any amount by mail or telephone. The Funds will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.
The Funds’ procedure is to redeem shares at the NAV next determined after the Funds, Transfer Agent or Authorized Institution receives the redemption request in proper order. Payment will be made promptly, but no later than the seventh day following the receipt of the redemption request in proper order. The Board may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends or holidays, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

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SPECIAL SHAREHOLDER SERVICES
As described briefly in the prospectus, each Fund offers the following shareholder services:
Regular Account. A regular account allows a shareholder to make voluntary investments and/or withdrawals at any time. Regular accounts are available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others. You may use the account application provided with the prospectus to open a regular account.
Telephone Transactions. You may redeem shares or transfer into another fund by telephone if you request this service on your initial account application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to the Transfer Agent.
The Trust employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Trust believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Trust has designed these questions to confirm your identity as a shareholder of record.
Your cooperation with these procedures will protect your account and the Funds from unauthorized transactions.
Automatic Investment Plan. The Automatic Investment Plan allows shareholders to make automatic monthly investments into their account. Upon request, the Transfer Agent will withdraw a fixed amount each month from a shareholder’s checking account and apply that amount to additional shares. This feature does not require you to make a commitment for a fixed period of time. You may change the monthly investment, skip a month or discontinue your Automatic Investment Plan as desired by notifying the Transfer Agent. To receive more information, please call the offices of the Trust toll-free at 800-673-0550 or the Transfer Agent toll-free at 800-628-4077. Any shareholder may utilize this feature.
Retirement Plans. Shares of the Funds are available for purchase in connection with the following tax-deferred retirement plans:
1.Individual Retirement Accounts (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Fund as a funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.
2.Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.
For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Trust toll-free at 800-673-0550. Each plan’s custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax advisor for specific advice concerning your tax status and plans.

TAX STATUS
The following discussion is a summary of certain U.S. federal income tax considerations affecting the Funds and their shareholders. The discussion reflects applicable U.S. federal income tax laws as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income, estate or gift tax, or foreign, state or local tax concerns affecting a Fund and its shareholders (including shareholders owning large positions in a Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in a Fund.

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In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust (“REIT”), insurance company, regulated investment company (“RIC”), individual retirement account (“IRA”), other tax-exempt entity, or dealer in securities. Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”). Unless otherwise noted, this discussion assumes shares of a Fund are held by U.S. shareholders (defined below) and that such shares are held as capital assets.
A U.S. shareholder is a beneficial owner of shares of a Fund that is for U.S. federal income tax purposes:
•a citizen or individual resident of the United States (including certain former citizens and former long-term residents);
•a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or a trust that has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.
A “Non-U.S. shareholder” is a beneficial owner of shares of a Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of a Fund, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A partner of a partnership that will hold shares of a Fund should consult its own tax advisor with respect to the purchase, ownership, and disposition of shares of the Fund by the partnership.
Taxation as a RIC. Each Fund intends to qualify and remain qualified as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”). There can be no assurance that each Fund will so qualify. A Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, a Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership” (the “Income Test”). A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Code Section 7704. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.
If a RIC fails the Income Test and such failure was due to reasonable cause and not willful neglect, it will not be subject to the U.S. federal income tax rate applicable to corporations. Instead, the amount of the penalty for non-compliance is the amount by which the non-qualifying income exceeds one-ninth of the qualifying gross income.

With respect to the asset-diversification requirement, each Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in securities, other than U.S. government securities or the securities of other RICs, of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships (the “Asset Test”).
If a RIC fails the Asset Test, such RIC, has a six-month period to correct any failure without incurring a penalty if such failure is “de minimis.”

Similarly, if a RIC fails the Asset Test and the failure is not de minimis, a RIC can cure the failure if: (i) the RIC files with the U.S. Treasury Department a description of each asset that caused the RIC to fail the Asset Test; (ii) the failure is due to reasonable cause and not willful neglect; and (iii) the failure is cured within six months (or such other period specified by the U.S. Treasury Department). In such cases, a tax is imposed on the RIC equal to the greater of: (i) $50,000 or (ii) an amount determined by multiplying the highest rate corporate U.S. federal income tax rate (currently 21%) by the amount of net income generated during the period of the Asset Test failure from the assets that caused the RIC to fail the Asset Test.
If a Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed (the “Distribution Test”), the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, any ordinary income or capital gain retained by the Fund will be subject to tax at regular corporate U.S. federal income tax rates (currently at a maximum rate of 21%). Each Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.
Each Fund will generally be subject to a nondeductible 4% U.S. federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year. To avoid the 4% U.S. federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Fund’s ordinary income (computed on a calendar year basis), (ii) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) and (iii) any income realized, but not distributed, and on which the Fund paid no U.S. federal income tax in preceding years. The Funds generally intend to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, do not expect to be subject to this excise tax.
The Funds may be required to recognize taxable income in circumstances in which they do not receive cash. For example, if a Fund holds debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (“OID”), such as debt instruments with payment of in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants, the Fund must include in income each year a portion of the OID that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any OID accrued will be included in the Fund’s “investment company taxable income” (discussed below) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the Distribution Test, even though it will not have received an amount of cash that corresponds with the accrued income.
A RIC is permitted to carry forward net capital losses for five years and may allow losses to retain their original character (as short or as long-term). These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Fund, if any, prior to distributing such gains to shareholders.
Except as set forth below in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that each Fund will qualify as a RIC for each taxable year.
Failure to Qualify as a RIC. If a Fund is unable to satisfy the Distribution Test or otherwise fails to qualify as a RIC in any year, it will be subject to corporate U.S. federal income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to a Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate U.S. shareholders, and non-corporate U.S. shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for preferential rates of U.S. federal income taxation, if certain holding period and other requirements are satisfied.

Distributions in excess of a Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of a shareholder’s tax basis in its shares of the Fund, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, a Fund would be required to satisfy the Income Test, Asset Test and Distribution Test for that year and distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, a Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent five years, unless the Fund made a special election to pay corporate-level U.S. federal income tax on such built-in gain at the time of its requalification as a RIC.
The Board reserves the right not to maintain the qualifications of the Funds as a RIC if it determines such course of action to be beneficial to shareholders.
Taxation of U.S. Shareholders. Distributions paid to U.S. shareholders by a Fund from its investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares of the Fund. Such distributions (if designated by a Fund) may qualify (i) for the dividends received deduction in the case of corporate U.S. shareholders to the extent that a Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or REITs or (ii) in the case of non-corporate U.S. shareholders, as qualified dividend income eligible to be taxed at preferential rates to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable U.S. corporations and qualified foreign corporations (which generally include foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company (a “PFIC”). Dividends received by the Funds from an exchange traded fund (“ETF”) or other investment company taxable as a RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such ETF. If you lend your Fund shares pursuant to a securities lending or similar arrangement, you may lose the ability to treat dividends (paid while the Fund shares are held by the borrower) as qualified dividend income. Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“Capital Gain Dividends”), including Capital Gain Dividends credited to such U.S. shareholder but retained by the Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such U.S. shareholder owned the shares of the Fund. The maximum tax rate on Capital Gain Dividends received by individuals is generally 20%. Distributions in excess of a Fund’s earnings and profits will be treated by a U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder. The Funds are not required to provide written notice designating the amount of any qualified dividend income or Capital Gain Dividends and other distributions. The Forms 1099 sent to the U.S. shareholders will instead serve this notice purpose.

As a RIC, the Funds will not be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned among the shareholders and this may affect the U.S. shareholders’ AMT liabilities. The Fund intends in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction).
For purpose of determining (i) whether the Distribution Test is satisfied for any year and (ii) the amount of Capital Gain Dividends paid for that year, the Funds may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the prior taxable year. If a Fund makes such an election, a U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by a Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.
Each Fund intends to distribute all realized capital gains, if any, at least annually. If, however, a Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the U.S. federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a U.S. shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the U.S. shareholder’s gross income and the tax deemed paid by the shareholder.
Sales and other dispositions of the shares of a Fund, such as an exchange, generally are taxable events. U.S. shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in the shares of a Fund is properly treated as a sale or exchange for U.S. federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of the Funds will generally result in capital gain or loss to a U.S. shareholder equal to the difference between the amount realized and the adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received (including amounts credited as an undistributed Capital Gain Dividends) by such shareholder with respect to such shares. A loss realized on a sale or exchange of shares of the Funds generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Both long-term and short-term capital gains of corporations are taxed at the rates applicable to ordinary income of corporations. For non-corporate U.S. shareholders, short-term capital gains will currently be taxed at the rate applicable to ordinary income, currently a maximum of 37%, while long-term capital gains generally will be taxed at a maximum rate of 20%. Capital losses are subject to certain limitations.
The Funds are required to report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the applicable Fund’s shareholders’ Consolidated Form 1099s.
The Funds have chosen average cost as their standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way a Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing prices, and the entire position is not sold at one time. A Fund’s standing tax lot identification method is the method Fund shares will be reported on a U.S. shareholder’s Consolidated Form 1099 if the U.S. shareholder does not select a specific tax lot identification method. U.S. shareholders may choose a method different than the Fund’s standing method and will be able to do so at the time of a U.S. shareholder’s purchase or upon the sale of shares. Please consult your tax advisor with regard to your personal circumstances.
The Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds and their service providers do not provide tax advice. U.S. shareholders should consult independent sources, which may include a tax professional, with respect to any decisions they may make with respect to choosing a tax lot identification method.
Certain U.S. shareholders, including individuals, estates, and trusts, may be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

Warrants. Gain or loss realized by the Funds from the sale or exchange of warrants acquired by a Fund as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long the Fund held a particular warrant. Upon the exercise of a warrant acquired by a Fund, the Fund’s tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.
U.S. Government Obligations. Many states grant tax-free status to dividends paid to shareholders from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Funds. This preferential treatment may not be available to the extent a Fund receives such interest indirectly through an investment in an ETF. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes. Some debt obligations with a fixed maturity date of more than one year from the date of issuance that may be acquired by a Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of OID is treated as interest income and is included in a Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.
Some debt obligations that may be acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligations issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear. See below under “Higher-Risk Securities.”
Some debt obligations that may be acquired by the Funds may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. The Funds will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The Funds may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.
In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.
If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities. To the extent such investments are permissible for the Funds, a Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Funds. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether a Fund should recognize market discount on a debt obligation, and if so, what amount of market discount the Fund should recognize. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.
Interest paid on debt obligations owned by a Fund, if any, that are considered for U.S. federal income tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.
Section 1256 Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered “Section 1256 contracts” for U.S. federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year will be “marked-to-market” and treated for U.S. federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund on Section 1256 contracts (other than certain foreign currency contracts) generally will be considered 60% long-term and 40% short-term capital gain or loss.
Tax-Exempt Shareholders. A tax-exempt U.S. shareholder could recognize unrelated business taxable income (“UBTI”) by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt U.S. shareholder. Furthermore, a tax-exempt U.S. shareholder may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”) if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. A CRT that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund if it recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders) is a record holder of a share in a Fund and the Fund recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest corporate U.S. federal income tax rate. The extent to which this IRS guidance remains applicable is unclear. To the extent permitted under the 1940 Act, a Fund may elect specially to allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their own tax advisors concerning the consequences of investing in the Fund.
Passive Foreign Investment Companies. A PFIC is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest, royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains.
Equity investments by the Funds in certain PFICs could potentially subject a Fund to a U.S. federal income tax or other charges (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Funds may elect to avoid the imposition of that tax. For example, if a Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (a “QEF”), the Fund will be required to include its share of the PFICs income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark to market the gains (and to a limited extent losses) in its PFIC holdings as though it had sold and repurchased its holdings in that PFIC on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.
Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.
Foreign Currency Transactions. The Funds’ transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend be distributed by the Fund for the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.
Foreign Taxation. Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Funds do not expect to be eligible to pass through to shareholders a credit or deduction for such taxes.
The ETFs and other investment companies in which a Fund invests may invest in foreign securities. Dividends and interest received by an ETF’s or investment company’s holding of foreign securities may give rise to withholding and other taxes imposed by foreign countries. As noted above, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the ETF or investment company in which a Fund invests is taxable as a RIC and meets certain other requirements, which include a requirement that more than 50% of the value of such ETF’s or investment company’s total assets at the close of its respective taxable year consists of stocks or securities of foreign corporations, then the ETF or investment company should be eligible to file an election with the IRS that may enable its shareholders, including the Fund in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. The Funds, however, are not expected to be able to pass these benefits along to its shareholders.
Taxation of Non-U.S. Shareholders. Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Funds to a Non-U.S. shareholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. shareholder directly, would not be subject to withholding.

A RIC generally is not required to withhold any amounts (i) with respect to distributions (other than distributions to a Non-U.S. shareholder (a) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (b) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (c) that is within a foreign country that has inadequate information exchange with the United States, or (d) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non U.S. shareholder and the Non-U.S. shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by a Non-U.S. shareholder, to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders (“Interest Related Dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual Non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests (“USRPIs”) as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the RIC (“Short-Term Capital Gain Dividends”). If a Fund invests in an underlying RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to Non-U.S. shareholders.
A Fund is permitted to report such part of its dividends as Interest Related Dividends or Short-Term Capital Gain Dividends as are eligible, but is not required, to do so. These exemptions from withholding will not be available to Non-U.S. shareholders of a Fund that does not currently report their dividends as Interest Related Dividends or Short-Term Capital Gain Dividends.
In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an Interest Related Dividends or Short-Term Capital Gain Dividends to shareholders. Non-U.S. shareholders should contact their intermediaries regarding the application of these rules to their accounts.
A Non-U.S. shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Funds or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such Non-U.S. shareholder within the United States, (ii) in the case of an individual Non-U.S. shareholder, the Non-U.S. shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the Non-U.S. shareholder’s sale of shares of the Fund or to a Capital Gain Dividend.
Special rules would apply if a Fund were either a U.S. real property holding corporation (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a U.S. corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.
If a Fund were a USRPHC or would be a USRPHC but for certain exceptions, any distributions by the Fund to a Non-U.S. shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. federal income tax withholding. In addition, such distributions could result in the Non-U.S. shareholder being required to file a U.S. federal income tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the Non-U.S. shareholder’s current and past ownership of a Fund. This “look-through” USRPI treatment for distributions by a Fund, if it were either a USRPHC or would be a USRPHC but for the operation of certain exceptions, to Non-U.S. shareholders applies only to those distributions that, in turn, are attributable to distributions received by a Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise.

In addition, if a Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. federal income tax on the proceeds of a share redemption by a greater-than-5% Non-U.S. shareholder, in which case such Non-U.S. shareholder generally would also be required to file U.S. federal income tax return and pay any additional taxes due in connection with the redemption.
Whether or not a Fund is characterized as a USRPHC will depend upon the nature and mix of a Fund’s assets. The Funds do not expect to be USRPHCs. Non-U.S. shareholders should consult their own tax advisors concerning the application of these rules to their investment in the Funds.
If a Non-U.S. shareholder has a trade or business in the United States, and the dividends from a Fund are effectively connected with the Non-U.S. shareholder’s conduct of that trade or business, the dividend will be subject to net U.S. federal income taxation at regular income tax rates.
If a Non-U.S. shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that Non-U.S. shareholder in the United States.
To qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Non-U.S. shareholder must comply with special certification and filing requirements relating to its Non-U.S. status (including, in general, furnishing an applicable IRS Form W-8). Non-U.S. shareholders should consult their own tax advisors in this regard.
A Non-U.S. shareholder may be subject to U.S. state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.
Backup Withholding. The Funds generally are required to backup withhold and remit to the U.S. Treasury Department a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to properly certify to the Fund that he or she is not subject to such backup withholding. The backup withholding tax rate currently is 24%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

FATCA. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (i) income dividends paid by the Fund and (ii) possibly in the future, certain capital gain distributions and the proceeds arising from the sale of shares. FATCA withholding tax generally can be avoided: (i) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (ii) by an NFFE, if it: (a) certifies that it has no substantial U.S. persons as owners or (b) if it does have such owners, reports information relating to them. The Funds may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA, generally on an applicable IRS Form W-8.
Tax Shelter Reporting Regulations.  If a shareholder of the Fund recognizes a loss with respect to shares of a Fund of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder generally must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.  The fact that a loss is reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their own tax advisors to determine the applicability of these rules in light of their individual circumstances.

Purchased through Tax-Qualified Plans. Special tax rules apply to investments purchased through defined contribution plans and other tax-qualified plans. Shareholders should consult their own tax advisors to determine the suitability of shares of a Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and their shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their own tax advisors regarding specific questions as to U.S. federal income, estate, or gift taxes, or foreign, state, local taxes or other taxes.

FINANCIAL INFORMATION
The Annual Reports for the Funds for the fiscal year ended April 30, 2026, have been filed with the SEC. The financial statements contained in the Annual Reports are incorporated by reference into this SAI. The financial statements and financial highlights for the Funds included in the Annual Reports have been audited by the Funds’ independent registered public accounting firm, Tait, Weller & Baker LLP, whose reports thereon also appear in such Annual Reports and are also incorporated herein by reference. No other parts of the Annual Reports are incorporated by reference herein. The financial statements in such Annual Reports have been incorporated herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.
You can receive free copies of reports, request other information and discuss your questions about the Funds directly at:
APPLIED FINANCE FUNDS
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
Telephone: 800-673-0550
Website: www.appliedfinancefunds.com
e-mail: mail@ccofva.com

EXHIBIT A
PROXY VOTING POLICY AND PROCEDURES
The World Funds Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.
Delegation of Proxy Voting Authority to Fund Adviser
The Board believes that the investment adviser, or the investment sub-adviser as appropriate, of each Fund (each an “Adviser”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust shall therefore defer to, and rely on, the Adviser of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.
The Trust hereby designates the Adviser of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Adviser shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Adviser shall perform these duties in accordance with the Adviser’s proxy voting policy, a copy of which shall be presented to this Board for its review. Each Adviser shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.
Conflict of Interest Transactions
In some instances, an Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders and those of the Adviser or an affiliated person of the Adviser. In such case, the Adviser is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. In the event that the Board is required to vote a proxy because an Adviser has a conflict of interest with respect to the proxy, the Board will vote such proxy in accordance with the Adviser’s proxy voting policy, to the extent consistent with the shareholders’ best interests, as determined by the Board in its discretion. The Board shall notify the Adviser of its final decision on the matter and the Adviser shall vote in accordance with the Board’s decision.
Availability of Proxy Voting Policy and Records Available to Fund Shareholders
If a Fund has a website, the Fund may post a copy of its Adviser’s proxy voting policy and this Policy on such website. Effective July 1, 2024, the Fund shall make publicly available its most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the U.S. Securities and Exchange Commission (“Commission”). The information disclosed on Form N-PX shall be in a readable format. In addition, a copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Adviser shall provide a complete voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as adviser, to the Trust’s administrator within 30 days following the end of each 12-month period ending June 30. The Trust’s administrator will file a report based on such record on Form N-PX on an annual basis with the Commission no later than August 31st of each year.

EXHIBIT B
APPLIED FINANCE ADVISORS, LLC

PROXY AND CORPORATE ACTION VOTING POLICIES AND PROCEDURES
I.    POLICY.
Applied Finance Advisors LLC (the “Adviser”) acts as a discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end management investment companies (i.e., “mutual funds”). The Adviser is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Some of the Adviser’s clients have delegated to the Adviser the authority to vote proxies or act with respect to corporate actions that may arise with respect to securities held within such client’s investment portfolio. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions. The Adviser’s authority to vote proxies or act with respect to other corporate actions is established through the delegation of discretionary authority under its investment advisory agreements. Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, the Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these policies and procedures.
When voting proxies or acting with respect to corporate actions on behalf of clients, the Adviser’s utmost concern is that all decisions be made solely in the best interests of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets in the client’s account.
II.    PURPOSE.
The purpose of these policies and procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Advisers Act. These policies and procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.
III.    PROCEDURES.
The Adviser is ultimately responsible for ensuring that all proxies received are voted in a timely manner and in a manner consistent with the Adviser’s determination of the client’s best interests. Although many proxy proposals may be voted in accordance with the Guidelines described in Section V below, some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.
The Adviser is also responsible for ensuring that all corporate action notices or requests which require shareholder action that are received are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.
A.    Conflicts of Interest.
Where a proxy proposal raises a material conflict between the Adviser’s interests and a client’s interest, including a mutual fund client, the Adviser will resolve such a conflict in the manner described below:
1.    Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2.    Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the conflict so that the client will be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client’s account.
3.    Client Directive to Use an Independent Third Party. Alternatively, a client may, in writing, specifically direct the Adviser to forward all proxy matters in which the Adviser has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation. Where such independent third party’s recommendations are received on a timely basis, the Adviser will vote all such proxies in accordance with such third party’s recommendation. If the third party’s recommendations are not timely received, the Adviser will abstain from voting the securities held by that client’s account.
The Adviser will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified will be addressed as described above in this Section III, A.
B.    Limitations.
In certain circumstances, in accordance with a client’s investment advisory agreement (or other written directive) or where the Adviser has determined that it is in the client’s best interest, the Adviser will not vote proxies received.
The following are certain circumstances where the Adviser will limit its role in voting proxies:
1.    Client Maintains Proxy Voting Authority. Where a client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser for such account, it will promptly be forwarded to the client or specified third party.
2.    Terminated Account. Once a client account has been terminated in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination date. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.
3.    Limited Value. If the Adviser determines that the value of a client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a client’s proxies. The Adviser also will not vote proxies received for securities which are no longer held by the client’s account. In addition, the Adviser generally will not vote securities where the economic value of the securities in the client account is less than $500.
4.    Securities Lending Programs. When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the client’s account, the Adviser may recall the security for the purposes of voting.
5.    Unjustifiable Costs. In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits from the proxy proposal.
IV.    RECORD KEEPING.
In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule: (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all written client requests for proxy voting information; (v) a copy of any written response made by the Adviser to any written or oral client request for proxy voting information; (vi) any documents prepared by the Adviser that were material to making a decision on how to vote or that memorialized the basis for the decision; and (vii) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Form ADV, Part II (or other brochure fulfilling the requirement of Rule 204-3 under the Advisers Act) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients’ portfolio securities. The Adviser will also provide to each mutual fund client a copy of its policies and procedures. Clients may obtain information on how their securities were voted or a copy of the policies and procedures by written request addressed to the Adviser.
The Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX. Form N-PX will provide information concerning each matter relating to a portfolio security considered at any shareholder meeting with respect to which a mutual fund was entitled to vote. Each Form N-PX will need to be filed no later than August 31st of each year, and will cover all proxy votes with respect to which a mutual fund was entitled to vote for the period July 1st through June 30th. The Adviser shall maintain and provide the following information concerning any shareholder meetings with respect to which a mutual fund they manage was entitled to vote:
•the name of the issuer of the portfolio security;
•the exchange ticker symbol of the portfolio security(1);
•the CUSIP number of the portfolio security(1);
•the shareholder meeting date;
•a brief description of the matter voted on;
•whether the matter was put forward by the issuer or a shareholder;
•whether the mutual fund voted;
•how the mutual fund cast its vote; and
•whether the mutual fund cast its vote for or against management.

V.    GUIDELINES.
Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.
A.    Oppose.
The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:
1.    Issues regarding the issuer’s board entrenchment and anti-takeover measures such as the following:
a.Proposals to stagger board members’ terms;
b.Proposals to limit the ability of shareholders to call special meetings;
c.Proposals to require super majority votes;
d.Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;
e.Proposals regarding “fair price” provisions;
f.Proposals regarding “poison pill” provisions; and
g.Permitting “green mail”.
2.    Providing cumulative voting rights.
B.    Approve.
Routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

1.Election of independent accountants recommended by management, unless seeking to replace if there exists a dispute over policies.
2.Date and place of annual meeting.
3.Limitation on charitable contributions or fees paid to lawyers.
4.Ratification of directors’ actions on routine matters since previous annual meeting.
5.Confidential voting. Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. The Adviser will generally vote to approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.
6.Limiting directors’ liability.
7.Eliminate preemptive rights. Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management’s ability to raise new capital.
8.The Adviser will generally vote to approve the elimination of preemptive rights, but will oppose the elimination of listed preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.
9.Employee Stock Purchase Plans.
10.Establish 401(k) Plans.
C.    Case-By-Case.
The Adviser will review each issue in this category on a case-by-case basis. Voting decisions will be made based on the financial interest of the client involved. These matters include proposals to:
1.Pay directors solely in stock;
2.Eliminate director’s mandatory retirement policy;
3.Rotate annual meeting location or date;
4.Changes in the state of incorporation;
5.Social and corporate responsibility issues;
6.Option and stock grants to management and directors; and
7.Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.
D.    Investment Company Issues.
From time to time the Adviser will have to vote shares of investment company securities that may be held in a client’s account. These matters generally include proposals to:
1.Elect directors or trustees;
2.Ratify or approve independent accountants;
3.Approve a new investment adviser or sub-adviser;
4.Approve a change to an investment advisory fee;
5.Approve a Distribution (i.e., Rule 12b-1) Plan;
6.Approve a change in a fundamental investment objective, policy or limitation;
7.Approve a change in the state of incorporation; and
8.Approve a plan of reorganization or merger.
The Adviser will generally vote with management’s recommendation on the election of directors and trustees, the approval of independent accountants, the approval of a change in a fundamental investment objective, policy or limitation, and the approval of a change in the state of incorporation. On the approval of a new investment adviser or sub-adviser, approval of a change in investment advisory fee, approval of a distribution (i.e., Rule 12b-1) plan, or the approval of a plan of reorganization or merger, the Adviser will review each issue on a case-by-case basis. Voting decisions will be made based on the financial interest of the client involved.

(1)    The exchange ticker symbol and CUSIP number may be difficult to obtain for certain portfolio securities, such as foreign issuers. Accordingly, such information may be omitted if it’s not available through reasonably practicable means.

EXHIBIT C
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
World Funds Trust
Nominating and Corporate Governance Committee Membership
1.    The Nominating and Corporate Governance Committee of World Funds Trust (the “Trust”) shall be composed entirely of Independent Trustees.
Board Nominations and Functions

1The Committee shall make nominations for Trustee membership on the Boards of Trustees (the “Boards”) of each Trust, including the Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be “interested person” as that term is defined in the Investment Company Act of 1940 (“1940 Act”), nor shall Independent Trustee have any affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers. See Appendix A for Procedures with Respect to Nominees to the Boards.

2The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Boards of Trustees.

3The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Boards.

4The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2The Committee shall review, as necessary, the responsibilities of any committees of the Boards, whether there is a continuing need for each committee, whether there is a need for additional committees of the Boards, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Boards.

Other Powers and Responsibilities

1The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of each Trust.

2The Committee shall prepare and keep minutes of its meetings and document decisions made outside of its meetings by delegated authority.

3The Committee shall review this Charter periodically as needed and recommend any changes to the full Boards of Trustees.

APPENDIX A TO THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

World Funds Trust

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

1.Identification of Candidates. When a vacancy on the Boards of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating and Corporate Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of each Trust, counsel and other advisors to the Trustees, and shareholders of each Trust who submit recommendations in accordance with these procedures. In no event shall the Nominating and Corporate Governance Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of each Trust, unless the Nominating and Corporate Governance Committee has invited management to make such a recommendation.

2.Shareholder Candidates. The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of each Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

3.Evaluation of Candidates. In evaluating a candidate for a position on the Boards of Trustees, including any candidate recommended by shareholders of each Trust, the Nominating and Corporate Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Boards’ existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Boards, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Boards; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and each Trust; and (viii) such other factors as the Nominating and Corporate Governance Committee determines to be relevant in light of the existing composition of the Boards and any anticipated vacancies. Prior to making a final recommendation to the Boards, the Nominating and Corporate Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

OTHER INFORMATION

Item 28. Exhibits

(a)(1)
Certificate of Trust of World Funds Trust (formerly, Abacus World Funds Trust) (the “Registrant”) dated April 9, 2007 is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(a)(2)
Certificate of Amendment dated January 7, 2008 to the Registrant’s Certificate of Trust dated April 9, 2007 is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(a)(3)
Registrant’s Amended Agreement and Declaration of Trust dated April 9, 2007 and amended on June 23, 2008 and November 16, 2016 is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 237 on Form N-1A filed on August 28, 2017.

(b)	Registrant’s Amended and Restated By-Laws dated November 16, 2016 is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 237 on Form N-1A filed on August 28, 2017.

(c)	Not applicable.

(d)(1)
Investment Advisory Agreement between the Registrant and Union Street Partners, LLC with respect to the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 426 on Form N-1A filed on July 28, 2023.

(d)(2)
Investment Sub-Advisory Agreement between Union Street Partners, LLC and McGinn Investment Management, Inc. with respect to the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 426 on Form N-1A filed on July 28, 2023.

(d)(3)
Amended and Restated Investment Advisory Agreement between the Registrant and Applied Finance Advisors, LLC with respect to the Applied Finance Dividend Fund, Applied Finance Explorer Fund and Applied Finance Select Fund (collectively, the “Applied Finance Funds”) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 429 on Form N-1A on August 28, 2023.

(d)(4)
Investment Advisory Agreement between the Registrant and LDR Capital Management, LLC with respect to the LDR High Income Realty Fund is herein incorporated by reference from the Registrant's Post Effective Amendment No. 501 on Form N-1A filed on April 29, 2026.

(d)(5)
Investment Advisory Agreement between the Registrant and Clifford Capital Partners, LLC with respect to the Clifford Capital Partners Fund, the Clifford Focused Small Cap Value Fund and the Clifford Capital International Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 420 on Form N-1A filed on January 27, 2023.

(d)(6)
Investment Advisory Agreement between the Registrant and Vest Financial LLC, with respect to the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund is herein incorporated by reference from the Registrant’s Post Effective Amendment No. 463 on Form N-1A filed on April 29, 2024.

(d)(7)
Management Agreement between Vest Cayman Subsidiary I and Vest Financial, LLC, with respect to the Vest Bitcoin Strategy Managed Volatility Fund is herein incorporated by reference from the Registrant’s Post-Effective No. 394 on Form N-1A filed on August 6, 2021.

(d)(8)
Investment Advisory Agreement between the Registrant and Rule One Partners, LLC with respect to the Rule One Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 465 on Form N-1A filed on April 29, 2024.

(d)(9)
Investment Advisory Agreement between the Registrant and Kanen Wealth Management, LLC with respect to the Philotimo Focused Growth and Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 427 on Form N-1A filed on July 28, 2023.

(d)(10)
Investment Advisory Agreement between the Registrant and Curasset Capital Management, LLC with respect to the Curasset Capital Management Core Bond Fund and the Curasset Capital Management Limited Term Income Fund (the “Curasset Funds”) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 426 on Form N-1A filed on July 28, 2023.

(d)(11)
Investment Adviser Agreement between the Registrant and Tuttle Capital Management, LLC with respect to the T-Rex 2X Long Bitcoin Daily Target ETF, the T-Rex 2X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(d)(12)
Amended Management Agreement between T-Rex (Cayman) Portfolios SPC and Tuttle Capital Management, LLC on behalf of the T-Rex 2X Long Bitcoin Daily Target ETF, T-Rex 2X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Ether Daily Target ETF, and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 492 on Form N-1A filed on October 24, 2025.

(d)(13)
Investment Adviser Agreement between the Registrant and Cook & Bynum Capital Management, LLC with respect to The Cook & Bynum Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(e)(1)
Principal Underwriter Agreement between the Registrant and Foreside Fund Services, LLC dated March 9, 2021 with respect to the Philotimo Focused Growth and Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 384 on Form N-1A filed on April 30, 2021.

(e)(2)
First Amendment to the Principal Underwriter Agreement dated August 24, 2021 between the Registrant and Foreside Fund Services, LLC with respect to the Curasset Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 401 on Form N-1A Filed on October 20, 2021.

(e)(3)
Novation Distribution Agreement dated September 30, 2021 between Registrant and Foreside Fund Services, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 404 on Form N-1A filed on January 28, 2022.

(e)(4)
First Amendment to the Novation Distribution Agreement dated December 1, 2021 between the Registrant and Foreside Fund Services, LLC with respect to certain Funds of the Trust is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(e)(5)
Second Amendment to the Novation Distribution Agreement dated February 23, 2022 between the Registrant and Foreside Fund Services, LLC with respect to the Vest US Large Cap 10% Buffer Strategy VI Fund and the Vest US Large Cap 20% Buffer Strategy VI Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(e)(6)
Third Amendment to the Novation Distribution Agreement dated February 28, 2022 between the Registrant and Foreside Fund Services, LLC with respect to the name changes for the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest US Large Cap 10% Buffer Strategies VI Fund and the Vest US Large Cap 20% Buffer Strategies VI Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(e)(7)
Fourth Amendment to the Novation Distribution Agreement dated March 28, 2022 between the Registrant and Foreside Fund Services, LLC with respect to the name change for the LDR Real Estate Value-Opportunity Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 418 on Form N-1A filed on October 3, 2022.

(e)(8)
Fifth Amendment to the Distribution Agreement between Registrant and Foreside Fund Services, LLC with respect to the T-Rex 1.5X Long Bitcoin Daily Target ETF, the T-Rex 1.5X Inverse Bitcoin Daily Target ETF, T-Rex 1.75X Long Bitcoin Daily Target ETF, the T-Rex 1.75X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Bitcoin Daily Target ETF and the T-Rex 2X Inverse Bitcoin Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 438 on Form N-1A filed on February 28, 2024.

(e)(9)
Sixth Amendment to the Novated Distribution Agreement dated March 15, 2024 between Registrant and Foreside Fund Services, LLC with respect to certain Funds of the Trust is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(e)(10)
Seventh Amendment to the Distribution Agreement between Registrant and Foreside Fund Services, LLC with respect to The Cook & Bynum Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(e)(11)
ETF Distribution Agreement between Registrant and Foreside Fund Services, LLC with respect to the T-Rex 2X Long Bitcoin Daily Target ETF, the T-Rex 2X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(e)(12)
First Amendment to the ETF Distribution Agreement between Registrant and Foreside Fund Services, LLC with respect to the T-Rex 2X Long Bitcoin Daily Target ETF, the T-Rex 2X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(e)(13)
Form of Authorized Participant Agreement with Foreside Fund Services, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(f)	Not applicable.

(g)(1)
Custody Agreement dated July 30, 2008 between the Registrant and UMB Bank, N.A., is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(g)(2)
Amended Appendix B and revised Appendix C to the Custody Agreement, dated July 30, 2008, between the Registrant and UMB Bank, N.A., to include the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 88 on Form N-1A filed on August 15, 2014.

(g)(3)
Amended Appendix B and revised Appendix C to the Custody Agreement, dated August 15, 2014 between the Registrant and UMB Bank, N.A., to include the LDR Real Estate Value-Opportunity Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 418 on Form N-1A filed on October 3, 2022.

(g)(4)
Amended Exhibit A to the Custody Agreement between the Registrant and Fifth Third Bank on behalf of certain portfolio series is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 465 on Form N-1A filed on April 29, 2024.

(g)(5)
ETF Custody Agreement between the Registrant and U.S. Bank National Association on behalf of the T-Rex 2X Long Bitcoin Daily Target ETF and the T-Rex 2X Inverse Bitcoin Daily Target ETF is herein incorporated by reference from the Registrant’s Post Effective-Amendment No. 468 on Form N-1A filed on July 29, 2024.

(g)(6)
Custodian Agreement between the Registrant and U. S. Bank, N.A., on behalf of The Cook & Bynum Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(g)(7)
ETF Custody Agreement Amendment between the Registrant and U.S. Bank National Association on behalf of the T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(g)(8)
Transfer Agent Servicing Agreement between the Registrant and U.S. Bank Global Fund Services, LLC on behalf of the T-Rex 2X Long Bitcoin Daily Target ETF and the T-Rex 2X Inverse Bitcoin Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(g)(9)
Transfer Agent Servicing Agreement Amendment between the Registrant and U.S. Bank Global Fund Services, LLC on behalf of the T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(h)(1)
Fund Services Agreement dated December 1, 2015 between the Registrant and Commonwealth Fund Services, Inc. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 157 on Form N-1A filed on February 23, 2016.

(h)(2)
Amendment No. 1 and Exhibit A to the Fund Services Agreement dated December 1, 2015 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 275 on Form N-1A filed on January 29, 2018.

(h)(3)
Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the LDR Real Estate Value-Opportunity Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 418 on Form N-1A filed on October 3, 2022.

(h)(4)
Amended Fund Services Agreement dated August 29, 2019 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Clifford Capital Partners Fund, Clifford Capital Focused Small Cap Value Fund and the Clifford Capital International Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(h)(5)
Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund, Vest US Large Cap 10% Buffer Strategies VI Fund, Vest US Large Cap 20% Buffer Strategies VI Fund (the “Vest Family of Funds”) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 438 on Form N-1A filed on February 28, 2024.

(h)(6)
Fund Services Agreement dated August 29, 2019 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Applied Finance Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 349 on Form N-1A filed on January 28, 2020.

(h)(7)
Fund Services Agreement dated February 20, 2019 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Rule One Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 334 on Form N-1A filed on March 27, 2019.

(h)(8)
Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Philotimo Focused Growth and Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 384 on Form N-1A filed on April 30, 2021.

(h)(9)
Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Curasset Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 401 on Form N-1A filed on October 20, 2021.

(h)(10)
Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the T-Rex 2X Long Bitcoin Daily Target ETF, T-Rex 2X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post Effective- Amendment No. 468 on Form N-1A filed on July 29, 2024.

(h)(11)
ETF Fund Accounting Services Agreement between the Registrant and U.S. Bank Global Fund Services, LLC, on behalf of the T-Rex 2X Long Bitcoin Daily Target ETF and the T-Rex 2X Inverse Bitcoin Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(h)(12)
Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of The Cook & Bynum Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(h)(13)
ETF Fund Accounting Servicing Agreement Amendment between the Registrant and U.S. Bank Global Fund Services, on behalf of the T-Rex 2X Long Ether Daily Target ETF and the T-Rex Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(h)(14)
Fund Sub-Administration Servicing Agreement between the Registrant, Commonwealth Fund Services, Inc. and U.S. Bank Global Fund Services on behalf of the T-Rex 2X Long Bitcoin Daily Target ETF and the T-Rex 2X Inverse Bitcoin Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(h)(15)
Fund Sub-Administration Servicing Agreement Amendment between the Registrant, Commonwealth Fund Services, Inc. and U.S. Bank Global Fund Services on behalf of the T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(h)(16)
Expense Limitation Agreement between the Registrant and Union Street Partners, LLC with respect to the shares of the Union Street Partners Value Fund is herein incorporated by reference form the Registrant's Post-Effective Amendment No. 495 on Form N-1A filed on January 28, 2026.

(h)(17)	Amended Expense Limitation Agreement between the Registrant and Applied Finance Advisors, LLC. (Filed herewith)

(h)(18)
Expense Limitation Agreement between the Registrant and Vest Financial LLC, with respect to the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund is herein incorporated by reference from the Registrant's Post-Effective Amendment No. 497 on Form N-1A filed on February 27, 2026.

(h)(19)
Expense Limitation Agreement between the Registrant and Rule One Partners, LLC with respect to the Rule One Fund. is herein incorporated by reference from the Registrant's Post-Effective Amendment No. 500 on Form N-1A filed on April 28, 2026.

(h)(20)
Expense Limitation Agreement between the Registrant and Lone Peak Global Investors, LLC formerly Clifford Capital Partners, LLC with respect to the Lone Peak Value Fund (formerly Clifford Capital Partners Fund) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 493 on Form N-1A filed on January 28, 2026.

(h)(21)
Expense Limitation Agreement between the Registrant and Kanen Wealth Management, LLC with respect to the Philotimo Focused Growth and Income Fund is herein incorporated by reference from the Registrant's Post -Effective Amendment No. 503 on Form N-1A filed on July 29, 2026

(h)(22)
Expense Limitation Agreement between Registrant and Curasset Capital Management, LLC with respect to the Curasset Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 483 on Form N-1A filed on January 28, 2025.

(h)(23)
Expense Limitation Agreement between Registrant and LDR Capital Management, LLC with respect to the LDR High Income Realty Fund is herein incorporated by reference from the Registrant's Post Effective Amendment No. 501 on Form N-1A filed on April 29, 2026.

(h)(24)
Expense Limitation Agreement between Registrant and Cook & Bynum Capital Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 494 on Form N-1A filed on January 28, 2026.

(h)(25)
Shareholder Services Plan, dated December 21, 2016 (Schedule A amended August 29, 2019), with respect to Institutional Class Shares and Investor Class Shares to the Applied Finance Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 349 on Form N-1A filed on January 28, 2020.

(h)(26)
Amended Shareholder Services Plan with respect to the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund, Institutional Class Shares, Investor Class Shares, Class A Shares, Class C Shares and Class R Shares is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 438 on Form N-1A filed on February 28, 2024.

(h)(27)
Amended Shareholder Services Plan with respect to the LDR High Income Realty Fund is herein incorporated by reference from the Registrant's Post Effective Amendment No. 501 on Form N-1A filed on April 29, 2026.

(h)(28)
Shareholder Services Plan with respect to the Philotimo Focused Growth and Income Fund Institutional Shares is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 384 on Form N-1A filed on April 30, 2021.

(h)(29)
Shareholder Services Plan with respect to the Curasset Funds Class A, Investor Class and Institutional Class is herein incorporated by reference from the Registrant’s Post-Effective Amendment No 401 on Form N-1A filed on October 20, 2021.

(h)(30)
Shareholder Services Plan with respect to the Clifford Capital Partners Fund, Clifford Capital Focused Small Cap Value Fund and Clifford Capital International Value Fund for the Investor and Institutional Shares are herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(h)(31)	Shareholder Services Plan with respect to the Rule One Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 465 on Form N-1A filed on April 29, 2024.

(i)(1)
Opinion and Consent of Legal Counsel for Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(i)(2)	Consent of Legal Counsel for Union Street Partners Value Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 495 on Form N-1A filed on January 28, 2026.

(i)(3)	Consent of Legal Counsel for Applied Finance Funds. (Filed herewith)

(i)(4)
Opinion and Consent of Legal Counsel for Applied Finance Core Fund (formerly Toreador Core Fund) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 117 on Form N-1A filed on May 8, 2015.

(i)(5)
Opinion of Legal Counsel for Applied Finance Core Fund (formerly Toreador Core Fund) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 117 on Form N-1A filed on May 8, 2015.

(i)(6)
Opinion and Consent of Counsel regarding tax matters for the reorganization of the Applied Finance Core Fund (formerly Toreador Core Fund) from the Unified Series Trust into World Funds Trust is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 129 on Form N-1A filed on August 6, 2015.

(i)(7)
Opinion and Consent of Legal Counsel for Applied Finance Explorer Fund (formerly Toreador Explorer Fund) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 115 on Form N-1A filed on April 29, 2015.

(i)(8)
Opinion and Consent of Legal Counsel for Applied Finance Select Fund (formerly Toreador Select Fund) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 183 on Form N-1A filed on June 30, 2016.

(i)(9)
Opinion and Consent of Counsel regarding tax matters for the reorganization of the Applied Finance Dividend Fund into the Applied Finance Core Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 369 on Form N-1A filed on August 28, 2020.

(i)(10)
Opinion of Legal Counsel for the Applied Finance Core Fund and Applied Finance Dividend Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 369 on Form N-1A filed on August 28, 2020.

(i)(11)
Opinion and Consent of Legal Counsel for Clifford Capital Partners Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 155 on Form N-1A filed on February 8, 2016.

(i)(12)
Consent of Legal Counsel for the Lone Peak Value Fund (formerly Clifford Capital Partners Fund) was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 493 on Form N-1A filed on January 28, 2026.

(i)(13)	Opinion and Consent of Legal Counsel for the Vest Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 195 on Form N-1A filed on August 23, 2016.

(i)(14)
Opinion and Consent of Legal Counsel for Vest Bitcoin Strategy Managed Volatility Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 394 on Form N-1A filed on August 6, 2021.

(i)(15)
Consent of Legal Counsel for the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund was filed as an exhibit to the Registrant's Post-Effective Amendment No. 497 on Form N-1A filed on February 27, 2026.

(i)(16)
Opinion and Consent of Legal Counsel for Vest S&P 500® Dividend Aristocrats Target Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 230 on Form N-1A filed on July 25, 2017.

(i)(17)
Opinion and Consent of Legal Counsel for the Vest Funds with respect to the Class Y Shares is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 285 on Form N-1A filed on February 27, 2018.

(i)(18)	Opinion and Consent of Legal Counsel for Rule One Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 334 on Form N-1A filed on March 27, 2019.

(i)(19)	Consent of Legal Counsel for the Rule One Fund is herein incorporated by reference from the Registrant's Post-Effective Amendment No. 500 on Form N-1A filed on April 28, 2026.

(i)(20)
Opinion and Consent of Legal Counsel for the Philotimo Focused Growth and Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 384 on Form N-1A filed on April 30, 2021.

(i)(21)
Consent of Legal Counsel for the Philotimo Focused Growth and Income Fund is herein incorporated by reference from the Registrant's Post- Effective Amendment No. 503 on Form N-1A filed on July 29, 2026.

(i)(22)
Opinion and Consent of Legal Counsel for the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 385 on Form N-1A filed on April 30, 2021.

(i)(23)	Opinion and Consent of Legal Counsel for the Curasset Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 401 on Form N-1A filed on October 20, 2021.

(i)(24)	Consent of Legal Counsel for the Curasset Funds was filed as an exhibit to the Registrant's Post-Effective Amendment No. 496 on Form N-1A on January 28, 2026.

(i)(25)	Consent of Legal Counsel for the LDR High Income Realty Fund is herein incorporated by reference from the Registrant's Post Effective Amendment No. 501 on Form N-1A filed on April 29, 2026.

(i)(26)
Opinion and Consent of Legal Counsel regarding legality of securities registered with respect to the T-Rex 2X Long Bitcoin Daily Target ETF and the T-Rex 2X Inverse Bitcoin Daily Target ETF was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 460 on Form N-1A filed on April 26, 2024.

(i)(27)
Opinion and Consent of Legal Counsel regarding legality of securities registered with respect to The Cook & Bynum Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 473 on Form N-1A filed on August 21, 2024.

(i)(28)	Consent of Legal Counsel for The Cook & Bynum Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 494 on Form N-1A filed on January 28, 2026.

(i)(29)
Opinion and Consent of Legal Counsel regarding legality of securities registered with respect to the T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(i)(30)
Consent of Legal Counsel for the T-Rex 2X Long Bitcoin Daily Target ETF, the T-Rex 2X Inverse Bitcoin Daily Target ETF, and the T-Rex 2X Long Ether Daily Target ETF was filed as an exhibit to the Registrant's Post-Effective Amendment No. 502 on Form N-1A filed on April 30, 2026.

(j)(1)
Consent of Independent Registered Public Accounting firm for Union Street Partners Value Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 495 on Form N-1A filed on January 28, 2026.

(j)(2)
Consent of Independent Registered Public Accounting firm for the LDR High Income Realty Fund is herein incorporated by reference from the Registrant's Post Effective Amendment No. 501 on Form N-1A filed on April 29, 2026.

(j)(3)	Consent of Independent Registered Public Accounting firm for the Applied Finance Funds. (Filed herewith)

(j)(4)
Consent of Independent Registered Public Accounting firm for the Lone Peak Value Fund (formerly Clifford Capital Partners Fund) was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 493 on Form N-1A filed on January 28, 2026.

(j)(5)
Consent of Independent Registered Public Accounting firm for the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund is filed as an exhibit to the Registrant's Post-Effective Amendment No. 497 on Form N-1A filed on February 27, 2026.

(j)(6)
 Consent of Independent Registered Public Accounting firm for the Rule One Fund is herein incorporated by reference from the Registrant's Post-Effective Amendment No. 500 on Form N-1A filed on April 28, 2026.

(j)(7)
Consent of Independent Registered Public Accounting firm for Philotimo Focused Growth and Income Fund's filed as an exhibit to the Registrant's Post-Effective Amendment No. 503 on Form N-1A filed on July 29, 2026.

(j)(8)	Consent of Independent Registered Public Accounting firm for Curasset Funds was filed as an exhibit to the Registrant's Post- Effective Amendment No. 496 on Form N-1A filed on January 28, 2026.

(j)(9)	Consent of Independent Registered Public Accounting firm for The Cook & Bynum Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 494 on Form N-1A filed on January 28, 2026.

(j)(10)
Consent of Independent Registered Public Accounting firm for the T-Rex 2X Long Bitcoin Daily Target ETF, the T-Rex 2X Inverse Bitcoin Daily Target ETF, the T-Rex 2X Long Ether Daily Target ETF was filed as an exhibit to the Registrant's Post-Effective Amendment No. 502 on Form N-1A filed on April 30, 2026.

(k)	Not applicable.

(l)	Not applicable.

(m)(1)
Amended Schedule A to the Distribution Plan Pursuant to Rule 12b-1 for Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 100 on Form N-1A filed on October 31, 2014.

(m)(2)
Distribution Plan Pursuant to Rule 12b-1, dated August 31, 2019, for the Investor Class Shares of the Applied Finance Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 349 on Form N-1A filed on January 28, 2020.

(m)(3)
Distribution Plan Pursuant to Rule 12b-1 for the Platform Class Shares of the LDR High Income Realty Fund is herein incorporated by reference from the Registrant's Post Effective Amendment No. 501 on Form N-1A filed on April 29, 2026.

(m)(4)
Distribution Plan Pursuant to Rule 12b-1, dated February 23, 2022, for the Clifford Capital Partners Fund, Clifford Capital Focused Small Cap Value Fund and Clifford Capital International Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(m)(5)
Amended Distribution Plan Pursuant to Rule 12b-1 for the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 438 on Form N-1A filed on February 28, 2024.

(m)(6)	Distribution Plan Pursuant to Rule 12b-1 for the Curasset Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 401 on Form N-1A filed on October 20, 2021.

(m)(7)
Distribution Plan Pursuant to Rule 12b-1 for the Philotimo Focused Growth and Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 419 on Form N-1A filed on January 27, 2023.

(m)(8)	Distribution Plan Pursuant to Rule 12b-1 for the Rule One Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 465 on Form N-1A filed on April 29, 2024.

(n)(1)	Rule 18f-3 Multi-Class Plan for the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 480 on Form N-1A filed on January 28, 2025.

(n)(2)	Rule 18f-3 Multi-Class Plan for the Applied Finance Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 349 on Form N-1A filed on January 28, 2020.

(n)(3)
Rule 18f-3 Multi-Class Plan for the Clifford Capital Partners, Clifford Capital Focused Small Cap Value Fund and Clifford Capital International Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(n)(4)
Amended Rule 18f-3 Multi-Class Plan for the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 438 on Form N-1A filed on February 28, 2024.

(n)(5)	Rule 18f-3 Multi-Class Plan for the Curasset Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 404 on Form N-1A filed on January 28, 2022.

(n)(6)	Rule 18f-3 Multi-Class Plan for the LDR High Income Fund is herein incorporated by reference from the Registrant's Post Effective Amendment No. 501 on Form N-1A filed on April 29, 2026.

(n)(7)	Rule 18f-3 Multi-Class Plan for Rule One Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 465 on Form N-1A filed on April 29, 2024.

(o)	Reserved.

(p)(1)	Code of Ethics for the Registrant is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 436 on Form N-1A filed on January 26, 2024.

(p)(2)	Code of Ethics for Union Street Partners, LLC. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(p)(3)	Code of Ethics for McGinn Investment Management, Inc. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 413 on Form N-1A filed on July 29, 2022.

(p)(4)	Code of Ethics for LDR Capital Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 413 on Form N-1A filed on July 29, 2022.

(p)(5)	Code of Ethics for Applied Finance Advisors, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 474 on Form N-1A filed on August 28, 2024.

(p)(6)
Code of Ethics for Lone Peak Global Investors, LLC (formerly Clifford Capital Partners, LLC) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 493 on Form N-1A filed on January 28, 2026.

(p)(7)	Code of Ethics for Vest Financial LLC is herein incorporated by reference form the Registrant's Post-Effective Amendment No. 497 on Form N-1A filed on February 27, 2026.

(p)(8)	Code of Ethics for Rule One Partners, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 334 on Form N-1A filed on March 27, 2019.

(p)(9)		Code of Ethics for Kanen Wealth Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 422 on Form N-1A filed on February 28, 2023.

(p)(10)		Code of Ethics for Curasset Capital Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 401 on Form N-1A filed on October 20, 2021.

(p)(11)		Code of Ethics for Tuttle Capital Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 460 on Form N-1A filed on April 26, 2024.

(p)(12)		Code of Ethics for The Cook & Bynum Capital Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 473 on Form N-1A filed on August 21, 2024.

(q)		Powers of Attorney are herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 494 on Form N-1A filed on January 28, 2026.

	*	Such exhibits will be filed in a subsequent amendment.

Item 29. Persons Controlled By or Under Common Control With Registrant

T-Rex 2X Long Bitcoin Daily Target ETF, T-Rex 2X Inverse Bitcoin Daily Target ETF, and the T-Rex 2X Long Ether Daily Target ETF (the “T-Rex ETFs”), each a series of the Registrant, wholly owns and controls T-Rex (Cayman) Portfolio S.P. (the “T-REX Subsidiary”), an exempt company organized under the laws of Cayman Islands. The T-Rex Subsidiary’s financial statements will be included on a consolidated basis in the T-Rex ETF’s report filed on Form N-CSR.

Item 30. Indemnification

See Article VIII, Section 2 of the Registrant’s Agreement and Declaration of Trust and the section titled “Indemnification of Trustees, Officers, Employees and Other Agents” in the Registrant’s By-Laws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

Item 31. Business and other Connections of the Investment Adviser

The list required by this Item 31 as to any other business, profession, vocation or employment of a substantial nature in which each of the investment advisers and sub-advisers, and each director, officer or partner of such investment advisers or sub-advisers, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, is incorporated herein by reference to Schedules A and D of each investment adviser’s or sub-adviser’s Form ADV listed opposite such investment adviser’s or sub-adviser’s name below, which is currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended.

Name of Investment Adviser / Sub-Adviser	Form ADV File No.
Union Street Partners, LLC	801-72120
McGinn Penninger Investment Management, Inc.	801-40578
LDR Capital Management, LLC	801-75986
Applied Finance Advisors, LLC	801-66461
Lone Peak Global Investors, LLC, formerly Clifford Capital Partners, LLC	801-78911
Vest Financial LLC	801-77463
Rule One Partners, LLC	801-114860
Kanen Wealth Management, LLC	801-116998
Curasset Capital Management, LLC	801-122383
Tuttle Capital Management, LLC	801-76982
Cook & Bynum Capital Management, LLC	801-69930

Item 32.    Foreside Fund Services, LLC

Item 32(a)    Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.AB Active ETFs, Inc.
2.ABS Long/Short Strategies Fund
3.ActivePassive Core Bond ETF, Series of Trust for Professional Managers
4.ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
5.ActivePassive International Equity ETF, Series of Trust for Professional Managers
6.ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
7.AdvisorShares Trust
8.AFA Private Credit Fund
9.AGF Investments Trust
10.AIM ETF Products Trust
11.Alexis Practical Tactical ETF, Series of Listed Funds Trust
12.AlphaCentric Prime Meridian Income Fund
13.Alternative Strategies Income Fund
14.American Century ETF Trust
15.AMG ETF Trust
16.Amplify ETF Trust
17.Applied Finance Dividend Fund, Series of World Funds Trust
18.Applied Finance Explorer Fund, Series of World Funds Trust
19.Applied Finance Select Fund, Series of World Funds Trust
20.Ardian Access LLC
21.ARK ETF Trust
22.ARK Venture Fund
23.Bitwise Funds Trust
24.BondBloxx ETF Trust
25.Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
26.Bridgeway Funds, Inc.
27.Brinker Capital Destinations Trust
28.Brookfield Real Assets Income Fund Inc.
29.Build Funds Trust
30.Calamos Convertible and High Income Fund
31.Calamos Convertible Opportunities and Income Fund
32.Calamos Dynamic Convertible and Income Fund
33.Calamos Global Dynamic Income Fund
34.Calamos Global Total Return Fund
35.Calamos Strategic Total Return Fund
36.Carlyle Tactical Private Credit Fund
37.Cascade Private Capital Fund
38.Catalyst/Perini Strategic Income Fund
39.CBRE Global Real Estate Income Fund

40.Cliffwater Corporate Lending Fund
41.Cliffwater Enhanced Lending Fund
42.Coatue Innovative Strategies Fund
43.Cohen & Steers ETF Trust
44.Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
45.Curasset Capital Management Core Bond Fund, Series of World Funds Trust
46.Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
47.CYBER HORNET S&P 500®, Series of CYBER HORNET Trust
48.CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of CYBER HORNET Trust
49.CYBER HORNET S&P 500® and Ethereum 75/25 Strategy ETF, Series of CYBER HORNET Trust
50.CYBER HORNET S&P 500® and Solana 75/25 Strategy ETF, Series of CYBER HORNET Trust
51.CYBER HORNET S&P 500® and XRP 75/25 Strategy ETF, Series of CYBER HORNET Trust
52.Davis Fundamental ETF Trust
53.Defiance Autism Impact ETF, Series of ETF Series Solutions
54.Defiance BMNR Option Income ETF, Series of ETF Series Solutions
55.Defiance China Robotics ETF, Series of ETF Series Solutions
56.Defiance Connective Technologies ETF, Series of ETF Series Solutions
57.Defiance Drone and Modern Warfare ETF, Series of ETF Series Solutions
58.Defiance Inference AI Chip ETF, Series of ETF Series Solutions
59.Defiance Quantum ETF, Series of ETF Series Solutions
60.Defiance Retail Kings ETF, Series of ETF Series Solutions
61.Defiance US 100 Tech AI Moat ETF, Series of ETF Series Solutions
62.Defiance US 100 Tech Ex Software ETF, Series of ETF Series Solutions
63.Denali Structured Return Strategy Fund
64.Dodge & Cox Funds
65.DoubleLine ETF Trust
66.DoubleLine Income Solutions Fund
67.DoubleLine Opportunistic Credit Fund
68.DoubleLine Yield Opportunities Fund
69.DriveWealth ETF Trust
70.EIP Investment Trust
71.Ellington Income Opportunities Fund
72.ETF Opportunities Trust
73.Exchange Listed Funds Trust
74.Exchange Place Advisors Trust
75.FIS Trust
76.FlexShares Trust
77.Fortuna Hedged Bitcoin ETF, Series of Listed Funds Trust
78.Forum Funds
79.Forum Funds II
80.Forum Real Estate Income Fund
81.GMO ETF Trust
82.Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust
83.Grayscale Funds Trust
84.Guinness Atkinson Funds
85.Harbor ETF Trust
86.Harris Oakmark ETF Trust
87.Hawaiian Tax-Free Trust
88.Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
89.Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
90.Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
91.Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust
92.Horizon Kinetics Medical ETF, Series of Listed Funds Trust
93.Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
94.Horizon Kinetics Texas ETF, Series of Listed Funds Trust
95.Innovator ETFs Trust
96.Ironwood Institutional Multi-Strategy Fund LLC
97.Ironwood Multi-Strategy Fund LLC
98.Jensen Quality Growth ETF, Series of Trust for Professional Managers
99.John Hancock Exchange-Traded Fund Trust

100.Kurv ETF Trust
101.Lazard Active ETF Trust
102.LDR High Income Realty Fund, Series of World Funds Trust
103.Lone Peak Value Fund, Series of World Funds Trust
104.Mairs & Power Balanced Fund, Series of Trust for Professional Managers
105.Mairs & Power Fund, Series of Trust for Professional Managers
106.Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
107.Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
108.Manor Investment Funds
109.Milliman Funds Trust
110.MoA Funds Corporation
111.Moerus Worldwide Fund, Series of Northern Lights Fund Trust IV
112.Morgan Stanley ETF Trust
113.Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds
114.Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds
115.Morningstar Funds Trust
116.NEOS ETF Trust
117.Niagara Income Opportunities Fund
118.NXG Cushing® Midstream Energy Fund
119.NXG NextGen Infrastructure Income Fund
120.OTG Latin American Fund, Series of World Funds Trust
121.Overlay Shares Core Bond ETF, Series of Listed Funds Trust
122.Overlay Shares Enhanced Equity Fund, Series of Listed Funds Trust
123.Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
124.Overlay Shares Hedged Equity Fund, Series of Listed Funds Trust
125.Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
126.Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
127.Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
128.Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
129.Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
130.Palmer Square Funds Trust
131.Palmer Square Opportunistic Income Fund
132.Partners Group Private Income Opportunities, LLC
133.Philotimo Focused Growth and Income Fund, Series of World Funds Trust
134.Plan Investment Fund, Inc.
135.Precidian ETFs Trust
136.Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust
137.Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
138.Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
139.Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
140.Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
141.Renaissance Capital Greenwich Funds
142.REX ETF Trust
143.Reynolds Funds, Inc.
144.RMB Investors Trust
145.Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
146.Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
147.Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
148.Roundhill Cannabis ETF, Series of Listed Funds Trust
149.Roundhill ETF Trust
150.Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
151.Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
152.Roundhill Video Games ETF, Series of Listed Funds Trust
153.Rule One Fund, Series of World Funds Trust
154.Russell Investments Exchange Traded Funds
155.Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
156.Six Circles Trust
157.Sound Shore Fund, Inc.
158.SP Funds Trust
159.Sparrow Funds

160.Spear Alpha ETF, Series of Listed Funds Trust
161.STF Tactical Growth & Income ETF, Series of Listed Funds Trust
162.STF Tactical Growth ETF, Series of Listed Funds Trust
163.Strategic Trust
164.Strategy Shares
165.Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
166.Tekla World Healthcare Fund
167.Tema ETF Trust
168.The 2023 ETF Series Trust
169.The Community Development Fund
170.The Cook & Bynum Fund, Series of World Funds Trust
171.The Private Shares Fund
172.The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
173.Third Avenue Trust
174.Third Avenue Variable Series Trust
175.Tidal Trust I
176.Tidal Trust II
177.Tidal Trust III
178.Tidal Trust IV
179.TIFF Investment Program
180.Timothy Plan Free Cash Flow ETF, Series of The Timothy Plan
181.Timothy Plan Free Cash Flow Growth ETF, Series of The Timothy Plan
182.Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
183.Timothy Plan Fixed Income ETF, Series of The Timothy Plan
184.Timothy Plan International ETF, Series of The Timothy Plan
185.Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
186.Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
187.Total Fund Solution
188.Touchstone ETF Trust
189.Trailmark Series Trust
190.T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
191.T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
192.T-Rex 2x Long Ether Daily Target ETF
193.U.S. Global Investors Funds
194.Union Street Partners Value Fund, Series of World Funds Trust
195.Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
196.Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
197.Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
198.Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
199.Virtus Stone Harbor Emerging Markets Income Fund
200.Volatility Shares Trust
201.WEBs ETF Trust
202.Wedbush Series Trust
203.Wellington Global Multi-Strategy Fund
204.Wilshire Mutual Funds, Inc.
205.Wilshire Variable Insurance Trust
206.WisdomTree Trust
207.WVB All Markets Fund
208.WVB Blackstone All Privates Fund

Item 32(b)    The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Alicia Strout	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Treasurer	None
Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

Item 32(c)    Not applicable.

Item 33. Location of Accounts and Records

The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

a)	Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 (records relating to its function as transfer agent to Certain of the Funds).

b)	Foreside Fund Services, LLC, 190 Middle Street, Suite 301, Portland, Maine 04101 (records relating to its function as distributor to certain Funds of the Trust).

c)
U.S. Bank Global Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (records related to its function as transfer agent and fund accounting services for the T-Rex 2X Long Bitcoin Daily Target ETF, T-Rex 2X Inverse Bitcoin Daily Target ETF and T-Rex 2X Long Ether Daily Target ETF).

d)	Union Street Partners LLC, 1421 Prince Street, Suite 200 Alexandria, Virginia 22314. (records relating to its function as investment adviser to the Union Street Partners Value Fund).

e)
McGinn Penninger Investment Management, Inc., 277 South Washington Street, Suite 340 Alexandria, Virginia 22314 (records relating to its function as sub-adviser to the Union Street Partners Value Fund).

f)	LDR Capital Management, LLC, 300 Park Avenue, Suite 520, New York, New York 10022 (records relating to its function as the investment adviser to LDR Real Estate Value-Opportunity Fund).

g)	Applied Finance Advisors, LLC, 17806 IH 10, Suite 300, San Antonio, Texas 78257 (records relating to its function as the investment adviser to the Applied Finance Funds).

h)
Lone Peak Global Investors, LLC, formerly Clifford Capital Partners, LLC, 363 S. Main Street, Suite 101, Alpine, Utah 84004 (records relating to its function as the investment adviser to the Lone Peak Value Fund (formerly the Clifford Capital Partners Fund)).

i)	Vest Financial LLC, 8350 Broad Street, Suite 240, McLean, Virginia 22102 (records relating to its function as the investment adviser to the Vest Family of Funds).

j)	Rule One Partners, LLC, 891 Bear Creek Road, Moreland, Georgia 30259, (records relating to its function as the investment adviser to the Rule One Fund).
k)
Kanen Wealth Management, LLC, 6810 Lyons Technology Circle, Suite 160, Coconut Creek, Florida 33073 (records relating to its function as the investment adviser to the Philotimo Focused Growth and Income Fund).

l)	Curasset Capital Management, LLC, 50 Park Place, Suite 1004, Newark, New Jersey 07102 (records relating to its function as the investment adviser to the Curasset Funds).

m)
Tuttle Capital Management LLC, 155 Lockwood Road, Riverside, Connecticut 06878 (records relating to its function as adviser to T-Rex 2X Long Bitcoin Daily Target ETF, T-Rex 2X Inverse Bitcoin Daily Target ETF, and the T-Rex 2X Long Ether Daily Target ETF).

n)	Cook & Bynum Capital Management, LLC, 2830 Cahaba Road, Birmingham, Alabama 35223 (records relating to its function as adviser to The Cook & Bynum Fund).

Item 34. Management Services
          There are no management-related service contracts not discussed in Parts A or B of this Form.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act and has duly caused this Post-Effective Amendment No. 504 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia on the 28th day of August, 2026.

WORLD FUNDS TRUST
By: /s/ Karen M. Shupe
Karen M. Shupe
Treasurer and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 504 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mary Lou H. Ivey	Trustee	August 28, 2026

* Theo H. Pitt, Jr.	Trustee	August 28, 2026

*Dr. David J. Urban	Trustee	August 28, 2026

/s/ Karen M. Shupe	Treasurer and Principal Executive Officer	August 28, 2026

/s/ Ann T. MacDonald	Assistant Treasurer and Principal Financial Officer	August 28, 2026

*By: /s/ Karen M. Shupe
*Attorney-in-fact pursuant to Powers of Attorney

*Attorney-in-fact pursuant to Powers of Attorney filed as Exhibit (q) on January 28, 2026. (Accession No. 0001396092-26-000044).

EXHIBITS

(h)(17)	Amended Expense Limitation Agreement between the Registrant and Applied Finance Advisors, LLC.

(i)(3)	Consent of Legal Counsel for Applied Finance Funds.

(j)(3)	Consent of Independent Registered Public Accounting firm for the Applied Finance Funds.